              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                              ON NOVEMBER 1, 1995

                                         SECURITIES ACT REGISTRATION NO. 2-91215

                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-4024
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                           PRE-EFFECTIVE AMENDMENT NO.                       / /


                        POST-EFFECTIVE AMENDMENT NO. 21                      /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                     /X/


                                AMENDMENT NO. 22                             /X/


                        (Check appropriate box or boxes)
                            ------------------------
                      PRUDENTIAL CALIFORNIA MUNICIPAL FUND
               (Exact name of registrant as specified in charter)

                               ONE SEAPORT PLAZA,
                            NEW YORK, NEW YORK 10292
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 214-1250

                               S. JANE ROSE, ESQ.
                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):


              /X/ immediately upon filing pursuant to paragraph (b) / / on (date) pursuant to paragraph (b)
              / / 60 days after filing pursuant to paragraph (a)(1) / / on (date) pursuant to paragraph (a)(1)
              / / 75 days after filing pursuant to paragraph (a)(2) / / on (date) pursuant to paragraph (a)(2) of rule
                  485.
                  If appropriate, check the following box:
              / / this post-effective amendment designates a new
                  effective date for a previously filed
                  post-effective amendment.



                        CALCULATION OF REGISTRATION FEE


                                                            PROPOSED MAXIMUM    PROPOSED MAXIMUM
         TITLE OF SECURITIES              AMOUNT BEING       OFFERING PRICE        AGGREGATE           AMOUNT OF
          BEING REGISTERED                 REGISTERED         PER SHARE *      OFFERING PRICE **    REGISTRATION FEE
Shares of beneficial interest, par
 value $.01 per share                    Indefinite***            N/A                 N/A                 N/A
Shares of beneficial interest, par
 value $.01 per share                      16,482,280            $7.93            $130,649,538            $100

  * Computed under Rule 457(d) on the basis of the offering price per share on the close of business on October 25, 1995, calculated by averaging the offering prices of the classes (if any) of each series, which offering prices on the close of business on October 25, 1995 were: $10.75 (California Income Series), $12.03 (California Series) and $1.00 (California Money Market Series).
 ** Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. $1,598,156,106 of shares was redeemed during the fiscal year ended August 31, 1995. $1,467,796,568 of shares was used for reductions pursuant to paragraph (c) of Rule 24f-2 during the fiscal year ended August 31, 1995. $130,359,538 of shares is the amount of redeemed shares used for reduction for this amendment.
*** Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's most recent fiscal year ended August 31, 1995 was filed on October 27, 1995.


----------------------------------------------------------------------
----------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                                                    LOCATION
-------------------------------------------------------------------------------  ---------------------------------------------
PART A
Item  1.   Cover Page..........................................................  Cover Page
Item  2.   Synopsis............................................................  Fund Expenses; Fund Highlights
Item  3.   Condensed Financial Information.....................................  Fund Expenses; Financial Highlights; How the
                                                                                  Fund Calculates Performance
Item  4.   General Description of Registrant...................................  Cover Page; Fund Highlights; How the Fund
                                                                                  Invests; General Information
Item  5.   Management of the Fund..............................................  Financial Highlights; How the Fund is Managed
Item  6.   Capital Stock and Other Securities..................................  Taxes, Dividends and Distributions; General
                                                                                  Information
Item  7.   Purchase of Securities Being Offered................................  Shareholder Guide; How the Fund Values its
                                                                                  Shares
Item  8.   Redemption or Repurchase............................................  Shareholder Guide; How the Fund Values its
                                                                                  Shares; General Information
Item  9.   Pending Legal Proceedings...........................................  Not Applicable
PART B
Item 10.   Cover Page..........................................................  Cover Page
Item 11.   Table of Contents...................................................  Table of Contents
Item 12.   General Information and History.....................................  General Information; Organization and
                                                                                  Capitalization
Item 13.   Investment Objectives and Policies..................................  Investment Objectives and Policies;
                                                                                  Investment Restrictions
Item 14.   Management of the Fund..............................................  Trustees and Officers; Manager; Distributor
Item 15.   Control Persons and Principal Holders of Securities.................  Not Applicable
Item 16.   Investment Advisory and Other Services..............................  Manager; Distributor; Custodian, Transfer and
                                                                                  Dividend Disbursing Agent and Independent
                                                                                  Accountants
Item 17.   Brokerage Allocation and Other Practices............................  Portfolio Transactions and Brokerage
Item 18.   Capital Stock and Other Securities..................................  Not Applicable
Item 19.   Purchase, Redemption and Pricing of Securities                        Purchase and Redemption of Fund Shares;
           Being Offered.......................................................   Shareholder Investment Account; Net Asset
                                                                                  Value
Item 20.   Tax Status..........................................................  Distributions and Tax Information
Item 21.   Underwriters........................................................  Distributor
Item 22.   Calculation of Performance Data.....................................  Performance Information
Item 23.   Financial Statements................................................  Financial Statements
PART C
   Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this
   Post-Effective Amendment to this Registration Statement.

PRUDENTIAL CALIFORNIA MUNICIPAL FUND

(CALIFORNIA SERIES)

--------------------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1995


--------------------------------------------------------------------------------


Prudential California Municipal Fund (the "Fund") (California Series) (the "Series") is one of three series of an open-end, management investment company, or mutual fund. This Series is diversified and seeks to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of either Moody's Investors Service or Standard & Poor's Ratings Group or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the California Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

    The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL CALIFORNIA MUNICIPAL FUND?

    Prudential California Municipal Fund is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the California Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from California State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in California State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from California State and federal income taxes
  (California Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies" at page 8.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in California Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of California Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 10.

  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


  WHO DISTRIBUTES THE SERIES' SHARES?

    Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares.

    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class B and Class C shares and is paid an annual distribution and service fee at the rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.

    See "How the Fund is Managed--Distributor" at page 14.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 20 and "Shareholder Guide--Shareholder Services" at page 28.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 16 and "Shareholder Guide--How to Buy Shares of the Fund" at page 20.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:  Sold with an initial  sales charge of  up to 3%  of the offering price.

     - Class B Shares:  Sold  without  an  initial  sales  charge  but  are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:  Sold without an initial  sales charge and, for  one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

    See "Shareholder Guide--Alternative Purchase Plan" at page 22.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

                                 FUND EXPENSES
                              (CALIFORNIA SERIES)

SHAREHOLDER TRANSACTION EXPENSES+                CLASS A SHARES        CLASS B SHARES             CLASS C SHARES
                                                 ---------------  -------------------------  -------------------------
    Maximum Sales Load Imposed on Purchases (as
     a percentage of offering price)...........             3%              None                       None
    Maximum Sales Load or Deferred Sales Load
     Imposed on Reinvested Dividends...........          None               None                       None
    Deferred Sales Load (as a percentage of
     original purchase price or redemption
     proceeds, whichever is lower).............          None     5% during the first year,   1% on redemptions made
                                                                  decreasing by 1% annually     within one year of
                                                                  to 1% in the fifth and             purchase
                                                                  sixth years and 0% the
                                                                  seventh year*
    Redemption Fees............................       None                  None                       None
    Exchange Fee...............................       None                  None                       None

ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)          CLASS A SHARES        CLASS B SHARES             CLASS C SHARES
                                                 ---------------  -------------------------  -------------------------
    Management Fees (Before Waiver)............           .50%                  .50%                       .50%
    12b-1 Fees.................................           .10++                 .50                        .75++
    Other Expenses.............................           .17                   .17                        .17
                                                        -----                   ---                        ---
    Total Fund Operating Expenses (Before
     Waiver)...................................           .77%                 1.17%                      1.42%
                                                        -----                   ---                        ---
                                                        -----                   ---                        ---



                                                                                       1            3            5           10
EXAMPLE                                                                              YEAR         YEARS        YEARS        YEARS
                                                                                      ---         -----        -----        -----
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
 annual return and (2) redemption at the end of each time period:
    Class A.....................................................................   $      38    $      54    $      72    $     123
    Class B.....................................................................   $      62    $      67    $      77    $     126
    Class C.....................................................................   $      24    $      45    $      78    $     170
You would pay the following expenses on the same investment, assuming no redemption:
    Class A.....................................................................   $      38    $      54    $      72    $     123
    Class B.....................................................................   $      12    $      37    $      64    $     126
    Class C.....................................................................   $      14    $      45    $      78    $     170
The above examples are based on restated data for the Series' fiscal year  ended
August  31, 1995. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The purpose of this  table is to assist  investors in understanding the  various costs  and expenses that an investor in the California Series will bear, whether directly or indirectly. For more complete descriptions of the various costs  and expenses,  see "How  the Fund is  Managed." "Other  Expenses" includes operating expenses of the Series,  such as Trustees'  and professional fees,  registration fees, reports to shareholders and transfer agency and custodian fees.

---------------
  *Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."
 **Based on expenses incurred during the fiscal year ended August 31, 1995, without taking into account the management fee waiver. At the current level of management fee waiver (.05%), Management Fees and Total Fund Operating Expenses would be .45% and .72%, respectively, of the average net assets of the Series' Class A shares, .45% and 1.12%, respectively, of the average net assets of the Series' Class B shares and .45% and 1.37%, respectively, of the average net assets of the Series Class C shares. See "How the Fund is Managed--Manager--Fee Waivers."
  +Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed-- Distributor."
 ++Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1996. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be .97% and 1.67%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                periods)
                                (Class A Shares)


    The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                   CLASS A
                                      ------------------------------------------------------------------
                                                                                             JANUARY 22,
                                                                                              1990 (A)
                                                     YEAR ENDED AUGUST 31,                     THROUGH
                                      ----------------------------------------------------   AUGUST 31,
                                        1995       1994       1993       1992       1991        1990
                                      --------   --------   --------   --------   --------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period.............................  $  11.30   $  12.16   $  11.48   $  11.01   $  10.57   $ 10.77
                                      --------   --------   --------   --------   --------   -----------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------
Net investment income...............       .66(d)      .65       .69        .70        .69       .41
Net realized and unrealized gain
 (loss) on investment
 transactions.......................       .19       (.74)       .68        .47        .44      (.20)
                                      --------   --------   --------   --------   --------   -----------
    Total from investment
     operations.....................       .85       (.09)      1.37       1.17       1.13       .21
                                      --------   --------   --------   --------   --------   -----------
LESS DISTRIBUTIONS
------------------------------------
Dividends from net investment
 income.............................      (.66)      (.65)      (.69)      (.70)      (.69)     (.41)
Distributions from net realized
 gains..............................        --       (.12)        --         --         --        --
                                      --------   --------   --------   --------   --------   -----------
    Total distributions.............      (.66)      (.77)      (.69)      (.70)      (.69)     (.41)
                                      --------   --------   --------   --------   --------   -----------
Net asset value, end of period......  $  11.49   $  11.30   $  12.16   $  11.48   $  11.01   $ 10.57
                                      --------   --------   --------   --------   --------   -----------
                                      --------   --------   --------   --------   --------   -----------
TOTAL RETURN (C):...................      7.90%     (0.80)%    12.30%     10.95%     10.98%     1.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....  $ 68,403   $ 12,082   $ 11,116   $  5,388   $  4,188   $ 1,774
Average net assets (000)............  $ 42,617   $ 11,812   $  7,728   $  4,322   $  2,748   $ 1,214
Ratios to average net assets:
  Expenses, including distribution
   fee..............................       .73%(d)      .73%      .77%      .82%       .88%      .90%(b)
  Expenses, excluding distribution
   fee..............................       .63%(d)      .63%      .67%      .72%       .78%      .80%(b)
  Net investment income.............      5.90%(d)     5.57%     5.82%     6.25%      6.37%     6.28%(b)
Portfolio turnover..................        44%        69%        43%        53%        53%      119%

---------------
(a) Commencement of offering of Class A shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Net of fee waiver.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                periods)
                                (Class B Shares)


    The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                    CLASS B
                 --------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                 --------------------------------------------------------------------------------------------------------------
                   1995         1994      1993      1992      1991      1990    1989 (B)       1988         1987         1986
                 --------     --------  --------  --------  --------  --------  --------     --------     --------     --------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 year........... $  11.29     $  12.15  $  11.48  $  11.01  $  10.57  $  10.76  $  10.52     $  10.78     $  11.84     $  10.71
                 --------     --------  --------  --------  --------  --------  --------     --------     --------     --------
INCOME FROM
 INVESTMENT
 OPERATIONS
----------------
Net investment
 income.........      .62(a)       .60       .64       .66       .64       .64       .66          .69(a)       .72(a)       .83(a)
Net realized and
 unrealized gain
 (loss) on
 investment
 transactions...      .20         (.74)      .67       .47       .44      (.19)      .24         (.26)        (.61)        1.16
                 --------     --------  --------  --------  --------  --------  --------     --------     --------     --------
    Total from
     investment
   operations...      .82         (.14)     1.31      1.13      1.08       .45       .90          .43          .11         1.99
                 --------     --------  --------  --------  --------  --------  --------     --------     --------     --------
LESS
 DISTRIBUTIONS
----------------
Dividends from
 net investment
 income.........     (.62)        (.60)     (.64)     (.66)     (.64)     (.64)     (.66)        (.69)        (.72)        (.83)
Distributions
 from net
 realized
 gains..........       --         (.12)       --        --        --        --        --           --         (.45)        (.03)
                 --------     --------  --------  --------  --------  --------  --------     --------     --------     --------
    Total
distributions...     (.62)        (.72)     (.64)     (.66)     (.64)     (.64)     (.66)        (.69)       (1.17)        (.86)
                 --------     --------  --------  --------  --------  --------  --------     --------     --------     --------
Net asset value,
 end of year.... $  11.49     $  11.29  $  12.15  $  11.48  $  11.01  $  10.57  $  10.76     $  10.52     $  10.78     $  11.84
                 --------     --------  --------  --------  --------  --------  --------     --------     --------     --------
                 --------     --------  --------  --------  --------  --------  --------     --------     --------     --------
TOTAL RETURN
 (C):...........    7.56%        (1.20)%    11.74%    10.52%    10.54%     4.21%     8.79%       4.28%        0.86%       19.33%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end
 of year
 (000).......... $103,891     $184,985  $207,634  $177,861  $169,190  $174,005  $178,287     $150,733     $141,591     $110,989
Average net
 assets (000)... $136,275     $201,558  $190,944  $172,495  $169,220  $175,990  $166,305     $139,974     $134,824     $ 85,523
Ratios to
 average net
 assets:
  Expenses,
   including
   distribution
   fee..........     1.13%(a)     1.13%     1.17%     1.22%     1.28%     1.24%     1.23%        1.11%(a)     1.07%(a)     1.06%(a)
  Expenses,
   excluding
   distribution
   fee..........      .63%(a)      .63%      .67%      .72%      .78%      .76%      .75%         .61%(a)      .58%(a)      .58%(a)
  Net investment
   income.......     5.50%(a)     5.17%     5.44%     5.85%     5.98%     5.95%     6.12%        6.51%(a)     6.24%(a)     6.92%(a)
Portfolio
 turnover.......       44%          69%       43%       53%       53%      119%      145%         100%         110%          75%

---------------
(a)   Net of expense subsidy/fee waiver.

(b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)



    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                                     CLASS C
                                                                        ----------------------------------
                                                                                               AUGUST 1,
                                                                                                1994 (A)
                                                                         YEAR ENDED             THROUGH
                                                                         AUGUST 31,            AUGUST 31,
                                                                            1995                  1994
                                                                        ------------          ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................  $   11.29              $ 11.32
                                                                        ------------          ------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------
Net investment income.................................................        .59(d)               .04
                                                                              .20
Net realized and unrealized gain (loss) on
 investment transactions..............................................                            (.03)
                                                                        ------------          ------------
    Total from investment operations..................................        .79                  .01
                                                                        ------------          ------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------
Dividends from net investment income..................................       (.59)                (.04)
Distributions from net realized gains.................................       --                  --
                                                                        ------------          ------------
    Total distributions...............................................       (.59)                (.04)
                                                                        ------------          ------------
Net asset value, end of period........................................  $   11.49              $ 11.29
                                                                        ------------          ------------
                                                                        ------------          ------------
TOTAL RETURN (C):.....................................................       7.29%                 .05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................................  $     129              $   200(e)
Average net assets (000)..............................................  $      76              $   199(e)
Ratios to average net assets:
  Expenses, including distribution fee................................       1.38%(d)             1.71%(b)
  Expenses, excluding distribution fee................................        .63%(d)              .96%(b)
  Net investment income...............................................       5.25%(d)             4.87%(b)
Portfolio turnover....................................................         44%                  69%

---------------
(a) Commencement of offering of Class C shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Net of fee waiver.
(e) Figures are actual and not rounded to the nearest thousand.

                              HOW THE FUND INVESTS
INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL CALIFORNIA MUNICIPAL FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THREE SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE CALIFORNIA SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN CALIFORNIA STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES (CALIFORNIA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." California law provides that dividends paid by the Series are exempt from California State personal income tax for individuals who reside in California to the extent such dividends are derived from interest payments on California Obligations. California Obligations may include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term California Obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series may also invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  ALL CALIFORNIA OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the California Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by either Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and P-1 for commercial paper) or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa or BBB may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase California Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular California Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN CALIFORNIA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from California State and federal income taxes or the Series will have at least 80% of its total assets invested in California Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than California Obligations or may invest its assets so that more than 20% of the income is subject to California State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series, by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON CALIFORNIA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the California Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuations in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED

BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID ON OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN CALIFORNIA OBLIGATIONS TO THIS DEGREE. The recent national recession severely affected several key sectors of California's economy and the State's economic and fiscal recovery remains fragile. In addition, California law could restrict the ability of the State and its local governmental entities to raise revenues sufficient to pay certain obligations. If the issuers of any of the California Obligations are unable to meet their financial obligations because of budgetary pressures or for other reasons, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES

  The Series may invest up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series' investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional
Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objectives, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of average net assets, net of fee waivers, were .73%, 1.13% and 1.38% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid PMF a management fee of .47 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  The current portfolio manager of the Series is Christian Smith, an Investment Associate of Prudential Investment Advisors, a unit of PIC. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since 1991 and has been employed by PIC in various capacities since 1988.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

  FEE WAIVERS



  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE SERIES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Series is not obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PFMD has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1996.


  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the
Class    C    Plan    to   .75    of    1%    of   the    average    daily   net
assets of the Class C shares for the fiscal year ending August 31, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1995, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.


  Distribution expenses attributable to the sale of shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For  more  detailed   information  concerning  the   foregoing  matters,   see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD," AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Series in any advertisement or information including performance data of the Series. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS
TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%.The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder on shares that are held for six months or less. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.

  Under California law, the taxation of regulated investment companies and their shareholders was generally conformed to the federal tax law that was in effect on January 1, 1993. Dividends paid by the Series and derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law will be exempt from the California personal income tax (although not from the California franchise tax). To the extent a portion of the dividends are derived from interest on debt obligations other than those described directly above, such portion will be subject to the California personal income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Fund will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains will be taxable as such to the shareholders regardless of how long they held their shares. Under California law, ordinary income and capital gains currently are taxed at the same rate. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.

  Interest on indebtedness incurred or continued to purchase or carry shares of the Series will not be deductible for federal or California purposes.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the dividends of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. For federal income tax purposes, the Series had a capital loss carryforward as of August 31, 1995, of approximately $4,882,400, which expires in 2004. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

                              GENERAL INFORMATION
DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the California Series, the California Income Series and the California Money Market Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders),
(iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, the Series is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher
distribution   expenses  than  Class  A  shares,  the  liquidation  proceeds  to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE
HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential California Municipal Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential California Municipal Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                      ANNUAL 12B-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1% (currently being      Shares do not convert to another class
           the amount invested or the redemption   charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Shares"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER  THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature -- Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                            SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                             PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-------------------------  -----------------  -----------------  -------------------
Less than $99,999                  3.00%              3.09%               3.00%
$100,000 to $249,999               2.50               2.56                2.50
$250,000 to $499,999               1.50               1.52                1.50
$500,000 to $999,999               1.00               1.01                1.00
$1,000,000 and above             None               None                None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Trustees and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund Is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                    CONTINGENT DEFERRED
                                                           SALES
                                                   CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                OF DOLLARS INVESTED OR
PAYMENT MADE                                        REDEMPTION PROCEEDS
------------------------------------------------  ------------------------
First...........................................               5.0%
Second..........................................               4.0%
Third...........................................               3.0%
Fourth..........................................               2.0%
Fifth...........................................               1.0%
Sixth...........................................               1.0%
Seventh.........................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate.The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan -- Class A Shares -- Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust
      TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
      GLOBAL FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Global Assets Portfolio
  Limited Maturity Portfolio
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Global Utility Fund, Inc.

      EQUITY FUNDS
Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

      MONEY MARKET FUNDS
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund
  Money Market Series
Prudential MoneyMart Assets
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS......................................................         2
  Risk Factors and Special Characteristics...........................         2
FUND EXPENSES........................................................         4
FINANCIAL HIGHLIGHTS.................................................         5
HOW THE FUND INVESTS.................................................         8
  Investment Objective and Policies..................................         8
  Other Investments and Policies.....................................        12
  Investment Restrictions............................................        13
HOW THE FUND IS MANAGED..............................................        13
  Manager............................................................        13
  Distributor........................................................        14
  Portfolio Transactions.............................................        16
  Custodian and Transfer and Dividend Disbursing Agent...............        16
HOW THE FUND VALUES ITS SHARES.......................................        16
HOW THE FUND CALCULATES PERFORMANCE..................................        16
TAXES, DIVIDENDS AND DISTRIBUTIONS...................................        17
GENERAL INFORMATION..................................................        19
  Description of Shares..............................................        19
  Additional Information.............................................        20
SHAREHOLDER GUIDE....................................................        20
  How to Buy Shares of the Fund......................................        20
  Alternative Purchase Plan..........................................        22
  How to Sell Your Shares............................................        24
  Conversion Feature--Class B Shares.................................        26
  How to Exchange Your Shares........................................        27
  Shareholder Services...............................................        28
THE PRUDENTIAL MUTUAL FUND FAMILY....................................       A-1


                  -------------------------------------------

MF116A                                                                   4440472

                                      Class A:  744313-10-7
                       CUSIP Nos.:    Class B:  744313-20-6
                                      Class C:  744313-70-1


                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1995


PRUDENTIAL
CALIFORNIA
MUNICIPAL FUND

(CALIFORNIA SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL CALIFORNIA MUNICIPAL FUND

(CALIFORNIA INCOME SERIES)

--------------------------------------------------------------------------------

PROSPECTUS DATED NOVEMBER 1, 1995


--------------------------------------------------------------------------------


Prudential California Municipal Fund (the "Fund") (California Income Series) (the "Series") is one of three series of an open-end, management investment company, or mutual fund. This Series is diversified and seeks to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the California Income Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE  ADVISED  TO  READ  THIS  PROSPECTUS  AND  RETAIN  IT  FOR  FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

      The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL CALIFORNIA MUNICIPAL FUND?

    Prudential California Municipal Fund is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the California Income Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from California State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in California State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from California State and federal income taxes
  (California Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies" at page 8.

  RISK FACTORS AND SPECIAL CHARACTERISTICS


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in California Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of California Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. The Series may invest up to 30% of its total assets in high yield securities, commonly known as "junk bonds," which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 11.


  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 14.


  WHO DISTRIBUTES THE SERIES' SHARES?

    Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares.

    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class B and Class C shares and is paid an annual distribution and service fee at the rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.

    See "How the Fund is Managed--Distributor" at page 14.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 22 and "Shareholder Guide--Shareholder Services" at page 29.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 22.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:    Sold with an initial sales charge of up to 3%  of
                          the offering price.

     - Class B Shares:    Sold  without  an  initial sales  charge  but are
                          subject to a contingent deferred sales charge  or
                          CDSC  (declining from 5% to  zero of the lower of
                          the amount invested  or the redemption  proceeds)
                          which will be imposed on certain redemptions made
                          within  six years  of purchase.  Although Class B
                          shares   are    subject   to    higher    ongoing
                          distribution-related   expenses   than   Class  A
                          shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:    Sold without an initial sales charge and, for one
                          year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

    See "Shareholder Guide--Alternative Purchase Plan" at page 23.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 25.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

                                 FUND EXPENSES
                           (CALIFORNIA INCOME SERIES)

                                                                CLASS A
SHAREHOLDER TRANSACTION EXPENSES+                               SHARES            CLASS B SHARES         CLASS C SHARES
                                                             -------------   ------------------------   -----------------
                                                                                       None                   None
    Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)...................       3%
    Maximum Sales Load or Deferred Sales Load Imposed on
     Reinvested Dividends..................................      None                  None                   None
    Deferred Sales Load (as a percentage of original
     purchase price or redemption proceeds, whichever is
     lower)................................................      None        5%  during   the   first   1% on redemptions
                                                                             year,  decreasing  by 1%   made  within  one
                                                                             annually  to  1%  in the   year of purchase
                                                                             fifth  and  sixth  years
                                                                             and 0% the seventh year*
    Redemption Fees........................................      None                  None                   None
    Exchange Fee...........................................      None                  None                   None


ANNUAL FUND OPERATING EXPENSES**          CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
                                          --------------   --------------   ----------------
(as a percentage of average net assets)
    Management Fees (Before Waiver).....        .50%             .50%              .50%
    12b-1 Fees..........................        .10++            .50               .75++
    Other Expenses......................        .21              .21               .21
                                                 --
                                                               -----             -----
    Total Fund Operating Expenses
     (Before Waiver)....................        .81%            1.21%             1.46%
                                                 --
                                                 --
                                                               -----             -----
                                                               -----             -----



                                                                1            3            5            10
EXAMPLE                                                        YEAR        YEARS        YEARS         YEARS
                                                             --------     --------     --------     ---------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
    Class A................................................    $ 38         $ 55         $ 74       $ 127
    Class B................................................    $ 62         $ 68         $ 76       $ 130
    Class C................................................    $ 25         $ 46         $ 80       $ 175
You would pay the following expenses on the same
  investment, assuming no redemption:
    Class A................................................    $ 38         $ 55         $ 74       $ 127
    Class B................................................    $ 12         $ 38         $ 66       $ 130
    Class C................................................    $ 15         $ 46         $ 80       $ 175
The  above examples are based on data for the Series'  fiscal year ended August 31, 1995. THE EXAMPLES SHOULD
NOT BE CONSIDERED A REPRESENTATION OF  PAST OR FUTURE EXPENSES. ACTUAL EXPENSES  MAY BE GREATER OR LESS  THAN
THOSE SHOWN.
The  purpose of this  table is to  assist investors in understanding  the various costs  and expenses that an investor in the  Series will  bear, whether directly  or indirectly.  For more complete  descriptions of  the various  costs and expenses, see "How  the Fund is Managed." "Other  Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and  transfer agency and custodian fees.

---------------
   * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."
  ** Based on expenses incurred during the fiscal year ended August 31, 1995, without taking into account the management fee waiver. At the current level of management fee waiver (.425%), Management Fees and Total Fund Operating Expenses would be .075% and .385%, respectively, of the average net assets of the Series' Class A shares, .075% and .785%, respectively, of the average net assets of the Series' Class B shares and .075% and 1.035%, respectively, of the average net assets of the Series' Class C shares. See "How the Fund is Managed--Manager--Fee Waivers."
   + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
  ++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1996. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.01% and 1.71%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)


  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                               CLASS A
                                          ---------------------------------------------------------------------------------
                                                                                                          DECEMBER 3, 1990
                                                              YEAR ENDED AUGUST 31,                              (A)
                                          -------------------------------------------------------------        THROUGH
                                                1995                1994            1993        1992       AUGUST 31, 1991
                                          -----------------   -----------------   ---------   ---------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $  10.19            $  10.68         $  10.08    $   9.76       $  9.55
                                             --------            --------         ---------   ---------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)...............          .65                 .65              .67         .69           .51
Net realized and unrealized gain (loss)
 on investment transactions.............          .09                (.39)             .65         .35           .21
                                             --------            --------         ---------   ---------      -------
  Total from investment operations......          .74                 .26             1.32        1.04           .72
                                             --------            --------         ---------   ---------      -------
LESS DISTRIBUTIONS
Dividends from net investment income....         (.65)               (.65)            (.67)       (.69)         (.51)
Distributions from net realized gains...           --                (.10)            (.05)       (.03)           --
                                             --------            --------         ---------   ---------      -------
  Total distributions...................         (.65)               (.75)            (.72)       (.72)         (.51)
                                             --------            --------         ---------   ---------      -------
Net asset value, end of period..........     $  10.28            $  10.19         $  10.68    $  10.08       $  9.76
                                             --------            --------         ---------   ---------      -------
                                             --------            --------         ---------   ---------      -------
TOTAL RETURN (D):.......................         7.67%               2.55%           13.67%      11.08%         7.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $163,538            $183,742         $200,899    $141,101       $72,241
Average net assets (000)................     $165,500            $195,610         $165,895    $102,227       $47,540
Ratios to average net assets: (c)
  Expenses, including distribution
   fee..................................          .40%                .35%             .20%        .10%            0%(b)
  Expenses, excluding distribution
   fee..................................          .30%                .25%             .10%        .04%            0%(b)
  Net investment income.................         6.49%               6.25%            6.52%       6.91%         7.04%(b)
Portfolio turnover......................           39%                 46%              34%         69%           35%

---------------
(a) Commencement of offering of Class A shares.
(b) Annualized.
(c) Net of expense subsidy and/or fee waiver.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)



  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                          CLASS B
                                                              -------------------------------
                                                                              DECEMBER 7,
                                                                                1993 (A)
                                                              YEAR ENDED        THROUGH
                                                              AUGUST 31,       AUGUST 31,
                                                                 1995             1994
                                                              -----------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $   10.19        $ 10.61
                                                              -----------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)...................................         .61            .44
Net realized and unrealized gain on investment
 transactions...............................................         .09           (.42)
                                                              -----------       -------
  Total from investment operations..........................         .70            .02
                                                              -----------       -------
LESS DISTRIBUTIONS
Dividends from net investment income........................        (.61)          (.44)
Distributions from net realized gains.......................          --             --
                                                              -----------       -------
  Total distributions.......................................        (.61)          (.44)
                                                              -----------       -------
Net asset value, end of period..............................   $   10.28        $ 10.19
                                                              -----------       -------
                                                              -----------       -------
TOTAL RETURN (D):...........................................        7.24%          (.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................   $  28,609        $18,931
Average net assets (000)....................................   $  23,722        $ 6,814
Ratios to average net assets: (c)
  Expenses, including distribution fee......................         .80%          1.11%(b)
  Expenses, excluding distribution fee......................         .30%           .43%(b)
  Net investment income.....................................        6.09%          8.15%(b)
Portfolio turnover..........................................          39%            46%

---------------
(a) Commencement of offering of Class B shares.
(b) Annualized.
(c) Net of expense subsidy and/or fee waiver.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
     (for a share of beneficial interest outstanding throughout each of the indicated periods)
                                (Class C Shares)



     The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                       CLASS C
                                          ----------------------------------
                                                                 AUGUST 1,
                                                                  1994(A)
                                          YEAR ENDED              THROUGH
                                          AUGUST 31,            AUGUST 31,
                                             1995                  1994
                                          -----------          -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $   10.19              $ 10.18
                                          -----------              ------

INCOME FROM INVESTMENT OPERATIONS
----------------------------------------
Net investment income (c)...............         .58                  .05
Net realized and unrealized gain (loss)
 on investment transactions.............         .09                  .01
                                          -----------              ------
    Total from investment operations....         .67                  .06
                                          -----------              ------
LESS DISTRIBUTIONS
----------------------------------------
Dividends from net investment income....        (.58)                (.05)
Distributions from net realized gains...          --                   --
                                          -----------              ------
    Total distributions.................        (.58)                (.05)
                                          -----------              ------
Net asset value, end of period..........      $10.28               $10.19
                                          -----------              ------
                                          -----------              ------
TOTAL RETURN (D):.......................        6.98%                 .47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $   2,762              $ 1,054
Average net assets (000)................   $   1,751              $   353
Ratios to average net assets: (c)
  Expenses, including distribution
   fee..................................        1.05%                1.12%(b)
  Expenses, excluding distribution
   fee..................................         .30%                 .37%(b)
  Net investment income.................        5.84%                6.25%(b)

Portfolio turnover......................          39%                  46%

-----------------
(a) Commencement of offering of Class C shares.
(b) Annualized.
(c) Net of expense subsidy and/or fee waiver.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL CALIFORNIA MUNICIPAL FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THREE SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE CALIFORNIA INCOME SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN CALIFORNIA STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES (CALIFORNIA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE. Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." California law provides that dividends paid by the Series are exempt from California State personal income tax for individuals who reside in California to the extent such dividends are derived from interest payments on California Obligations. California Obligations may include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term California Obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series may also invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Currently, interest rates are much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio may be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY EITHER MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY AAA, AA, A, BAA FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND P-1 FOR COMMERCIAL PAPER) OR STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH "INVESTMENT GRADE" RATED SECURITIES.

  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS RATED BELOW BAA BY MOODY'S OR BELOW BBB BY S&P OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's are described by Moody's as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but also involve greater price volatility and risk of loss of principal and income. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest without further limit in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.


  As of August 31, 1995, the composition of the Series' portfolio by rating category was as follows:



                   PERCENTAGE OF
RATINGS          TOTAL INVESTMENTS
---------------  -----------------
AAA/Aaa                 29.8%
AA/Aa                    3.7%
A/A                     13.7%
BBB/Baa                 10.5%
Unrated                 41.3%
  AAA/Aaa                5.7%
  AA/Aa                  0.0%
  A/A                    0.0%
  BBB/Baa                9.9%
  BB/Ba/B/B             24.5%
  CCC/Caa                1.2%
Cash                     1.0%


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN CALIFORNIA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from California State and federal income taxes or the Series will have at least 80% of its total assets invested in California Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than California Obligations or may invest its assets so that more than 20% of the income is subject to California State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series, by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON CALIFORNIA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the California Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Series. Under circumstances where the Series owns the majority of an issue, such market and credit risks may be greater. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing.

  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID ON OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN CALIFORNIA OBLIGATIONS TO THIS DEGREE. The recent national recession severely affected several key sectors of California's economy and the State's economic and fiscal recovery remains fragile. In addition, California law could restrict the ability of the State and its local governmental entities to raise revenues sufficient to pay certain obligations. If the issuers of any of the California Obligations are unable to meet their financial obligations because of budgetary pressures or for other reasons, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may invest up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series'
investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of average daily net assets, net of fee waivers, were .40%, .80% and 1.05% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights" and "Fee Waivers" below.


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid PMF a management fee of .09 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  The current portfolio manager of the Series is Christian Smith, an Investment Associate of Prudential Investment Advisors, a unit of PIC. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since 1991 and has been employed by PIC in various capacities since 1988.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


   FEE WAIVERS



  Effective December 1, 1993, PMF agreed to waive 75% of its management fee. Effective January 1, 1995, PMF increased its voluntary waiver to 85% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive its management fee or a portion thereof and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1996.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1995, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Series in any advertisement or information including performance data of the Series. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder on shares that are held for six months or less. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.

  Under California law, the taxation of regulated investment companies and their shareholders was generally conformed to the federal tax law that was in effect on January 1, 1993. Dividends paid by the Series and derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law will be exempt from the California personal income tax (although not from the California franchise tax). To the extent a portion of the dividends are derived from interest on debt obligations other than those described directly above, such portion will be subject to the California personal income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Fund will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains will be taxable as such to the shareholders regardless of how long they held their shares. Under California law, ordinary income and capital gains currently are taxed at the same rate. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.

  Interest on indebtedness incurred or continued to purchase or carry shares of the Series will not be deductible for federal or California purposes.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state and local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. For federal income tax purposes, the Series had a capital loss carryforward at August 31, 1995 of approximately
$2,741,000 which expires in 2003. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount. The Series has elected to treat net capital losses of approximately $1,685,900 incurred in the eight-month period ended August 31, 1995 as having been incurred in the following fiscal year. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the California Series, the California Income Series and the California Money Market Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders),
(iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently the Series is offering three classes of shares, designated Class A, Class B and Class C shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares.The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential California Municipal Fund (California Income Series), specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M.), New York time, on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential California Municipal Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE AND THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                     ANNUAL 12B-1 FEES
                                                    (AS A % OF AVERAGE
                        SALES CHARGE                 DAILY NET ASSETS)              OTHER INFORMATION
           --------------------------------------  ---------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently   Initial sales charge waived or reduced
           the public offering price               being charged at a     for certain purchases
                                                   rate of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%              Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                          approximately seven years after
           the amount invested or the redemption                          purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1% (currently being    Shares do not convert to another class
           the amount invested or the redemption   charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Shares"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN  SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                SALES CHARGE AS         SALES CHARGE AS          DEALER CONCESSION
                                 PERCENTAGE OF           PERCENTAGE OF            AS PERCENTAGE OF
    AMOUNT OF PURCHASE           OFFERING PRICE         AMOUNT INVESTED            OFFERING PRICE
---------------------------  ----------------------  ----------------------  --------------------------
  Less than $99,999                     3.00%                   3.09%                     3.00%
  $100,000 to $249,999                  2.50                    2.56                      2.50
  $250,000 to $499,999                  1.50                    1.52                      1.50
  $500,000 to $999,999                  1.00                    1.01                      1.00
  $1,000,000 and above                None                    None                      None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Trustees and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below.

HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.


  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such

Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                CONTINGENT DEFERRED SALES
                                                                       CHARGE AS A
YEAR                                                              PERCENTAGE OF DOLLARS
SINCE PURCHASE                                                         INVESTED OR
PAYMENT MADE                                                       REDEMPTION PROCEEDS
-------------------------------------------------------------  ---------------------------
First........................................................                         5.0%
Second.......................................................                         4.0%
Third........................................................                         3.0%
Fourth.......................................................                         2.0%
Fifth........................................................                         1.0%
Sixth........................................................                         1.0%
Seventh......................................................                         None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occured in February 1995, when the conversion feature was first implemented.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  -AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  -AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  -SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  -REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

  -SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B:   Bonds which are  rated B generally lack  characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Caa:   Bonds which are rated  Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SHORT-TERM DEBT RATINGS

  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.
  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
  Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
  Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.
  Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
  BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

    An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

    A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust
     TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
     GLOBAL FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Global Assets Portfolio
  Limited Maturity Portfolio
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Global Utility Fund, Inc.

     EQUITY FUNDS
Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
     MONEY MARKET FUNDS
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund
  Money Market Series
Prudential MoneyMart Assets
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
                  -------------------------------------------

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS......................................................         2
  Risk Factors and Special Characteristics...........................         2
FUND EXPENSES........................................................         4
FINANCIAL HIGHLIGHTS.................................................         5
HOW THE FUND INVESTS.................................................         8
  Investment Objective and Policies..................................         8
  Other Investments and Policies.....................................        13
  Investment Restrictions............................................        13
HOW THE FUND IS MANAGED..............................................        14
  Manager............................................................        14
  Distributor........................................................        14
  Portfolio Transactions.............................................        17
  Custodian and Transfer and Dividend Disbursing Agent...............        17
HOW THE FUND VALUES ITS SHARES.......................................        17
HOW THE FUND CALCULATES PERFORMANCE..................................        18
TAXES, DIVIDENDS AND DISTRIBUTIONS...................................        18
GENERAL INFORMATION..................................................        21
  Description of Shares..............................................        21
  Additional Information.............................................        22
SHAREHOLDER GUIDE....................................................        22
  How to Buy Shares of the Fund......................................        22
  Alternative Purchase Plan..........................................        23
  How to Sell Your Shares............................................        25
  Conversion Feature--Class B Shares.................................        28
  How to Exchange Your Shares........................................        28
  Shareholder Services...............................................        29
DESCRIPTION OF SECURITY RATINGS......................................       A-1
THE PRUDENTIAL MUTUAL FUND FAMILY....................................       B-1


                  -------------------------------------------

MF146A                                                                  444-1272

                                      Class A:  744313-30-5
                       CUSIP Nos.:    Class B:  744313-40-4
                                      Class C:  744313-80-0


                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1995


PRUDENTIAL
CALIFORNIA
MUNICIPAL FUND

(CALIFORNIA INCOME SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL CALIFORNIA MUNICIPAL FUND

(CALIFORNIA MONEY MARKET SERIES)

--------------------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1995


--------------------------------------------------------------------------------

Prudential California Municipal Fund (the "Fund") (California Money Market Series) (the "Series") is one of three series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the highest level of current income that is exempt from California State and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt California State, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the California Money Market Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential California Municipal Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL CALIFORNIA MUNICIPAL FUND?

    Prudential California Municipal Fund is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the California Money Market Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to provide the highest level of current income that is exempt from California State and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this investment by investing primarily in short-term California State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from California State and federal income taxes (California Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 12.

    In seeking to achieve its investment objective, the Series will invest more than 80% of the value of its total assets in California Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of California Obligations. See "How the Fund Invests--Investment Objective and Policies-- Special Considerations" at page 8.

  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?

    Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' shares. The Series currently reimburses PMFD for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 10.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 15 and "Shareholder Guide-- Shareholder Services" at page 22.


  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Series through Prudential Securities Incorporated (Prudential Securities or PSI), Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares" at page 12 and "Shareholder Guide-- How to Buy Shares of the Fund" at page 15.

  HOW DO I SELL MY SHARES?

    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 18.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 12.

                                 FUND EXPENSES
                        (CALIFORNIA MONEY MARKET SERIES)


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.................................       None
    Maximum Sales Load Imposed on Reinvested Dividends......................       None
    Deferred Sales Load.....................................................       None
    Redemption Fees.........................................................       None
    Exchange Fee............................................................       None

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
    Management Fees.........................................................       .500%
    12b-1 Fees..............................................................       .125%
    Other Expenses..........................................................       .154%
                                                                                    ---
    Total Fund Operating Expenses...........................................       .779 %
                                                                                    ---
                                                                                    ---



EXAMPLE                                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                         ------  -------  -------  --------
You would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2)
    redemption at the end of each time period:.........  $   8   $   25   $   43   $    96



  The above example is based on data for the Series' fiscal year ended August 31, 1995. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)


    The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                                                                     MARCH 3,
                                                                                                                       1989*
                                                                YEAR ENDED AUGUST 31,                                 THROUGH
                                     ---------------------------------------------------------------------------      AUGUST
                                       1995          1994        1993        1992          1991          1990        31, 1989
                                     ---------     ---------   ---------   ---------     ---------     ---------     ---------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period..........................      $1.00         $1.00       $1.00       $1.00         $1.00         $1.00        $1.00
  Net investment income and net
   realized gains/losses...........        .02(c)        .02         .02         .03           .04(a)        .05(a)       .03(a)
  Dividends and distributions......       (.03)         (.02)       (.02)       (.03)         (.04)         (.05)        (.03)
  Capital contribution by
   affiliate.......................        .01        --          --          --            --            --            --
                                     ---------     ---------   ---------   ---------     ---------     ---------     ---------
  Net asset value, end of period...      $1.00         $1.00       $1.00       $1.00         $1.00         $1.00        $1.00
                                     ---------     ---------   ---------   ---------     ---------     ---------     ---------
                                     ---------     ---------   ---------   ---------     ---------     ---------     ---------
  TOTAL RETURN (B):................       3.01%(c)      1.94%       1.86%       2.91%         4.48%         5.59%        3.21%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000)...........................  $ 229,380     $ 300,676   $ 314,925   $ 315,890     $ 341,625     $ 388,739     $244,180
  Average net assets (000).........  $ 243,130     $ 326,429   $ 319,464   $ 339,941     $ 375,655     $ 330,581     $174,500
  Ratios to average net assets:
      Expenses, including
       distribution fee............        .78%          .73%        .76%        .76%          .63%(a)       .38%(a)      .19%**(a)
      Expenses, excluding
       distribution fee............        .65%          .61%        .63%        .63%          .51%(a)       .25%(a)      .08%**(a)
      Net investment income........       2.93%         1.91%       1.83%       2.89%         4.37%(a)      5.40%(a)     5.57%**(a)


  ----------------------------
     *  Commencement of investment operations.
     **  Annualized.

    (a) Net of expense subsidy and/or management fee waiver.


    (b) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.


    (c) Includes $.01 of net realized loss on investment transactions that were offset by a capital contribution by an affiliate. Without the effect of the capital contribution, the Series' total return would have been 1.88%

                              CALCULATION OF YIELD


  THE SERIES CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES ALSO CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING DAILY COMPOUNDING AND ITS "TAX-EQUIVALENT YIELD." Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1995:



Value of hypothetical account at end of period....................  $1.000544817
Value of hypothetical account at beginning of period..............   1.000000000
                                                                    ------------
Base period return................................................  $ .000544817
                                                                    ------------
                                                                    ------------
CURRENT YIELD (.000544817 X (365/7))..............................         2.84%
EFFECTIVE ANNUAL YIELD, assuming daily compounding................         2.88%
TAX-EQUIVALENT CURRENT YIELD (2.84%  DIVIDED BY (1-46.24%)).......         5.28%


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average life to maturity of the portfolio of the Series on August 31, 1995 was 50 days.


  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL CALIFORNIA MUNICIPAL FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THREE SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE CALIFORNIA MONEY MARKET SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM CALIFORNIA STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES (CALIFORNIA OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes,

Dividends and Distributions." California law provides that dividends paid by the Series are exempt from California State personal income tax for individuals who reside in California to the extent they are derived from interest payments on California Obligations. The California Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.

  ALL CALIFORNIA OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE SUCH RATING ORGANIZATION ASSIGNED A RATING, BY THAT RATING ORGANIZATION) OR (II) IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.

  In  selecting  California  Obligations  for  investment  by  the  Series,  the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a California Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.

  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares."

  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN CALIFORNIA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from California State and federal income taxes or the Series will have at least 80% of its total assets invested in California Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations, including obligations that are exempt from federal, but not California State, taxation. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in short-term debt securities other than California Obligations or may invest its assets so that more than 20% of the income is subject to California State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series, by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase; the purchase price for such securities includes interest accrued during the period between purchase and settlement, and therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON CALIFORNIA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the California Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN CALIFORNIA OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM CALIFORNIA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF CALIFORNIA OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. The recent national recession severely affected several key sectors of California's economy and the State's economic and fiscal recovery remains fragile. In addition, California law could restrict the ability of the State and its local governmental entities to raise revenues sufficient to pay certain obligations. If the issuers of any of the California Obligations are unable to meet their financial obligations because of budgetary pressures or for other reasons, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See
"Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the SEC. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  ILLIQUID SECURITIES


  The Series may invest up to 10% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series' investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of its average net assets were .78%. See "Financial Highlights."

MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid a management fee of .50 of 1% of the Series' average net assets. See "Manager" in the Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

  PMF MAY FROM TIME TO TIME AGREE TO WAIVE ALL OR A PORTION OF ITS MANAGEMENT FEE AND SUBSIDIZE CERTAIN OPERATING EXPENSES OF THE SERIES. The Series is not required to reimburse PMF for such management fee waiver or expense subsidy. Fee waivers and expense subsidies will increase the Series' yield. See "Fund Expenses" and "Calculation of Yield."

DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities Incorporated (Prudential Securities or PSI) and representatives of Pruco Securities Corporation (Prusec), affiliated broker-dealers, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  UNDER   THE   PLAN,   THE   SERIES   REIMBURSES   THE   DISTRIBUTOR   FOR  ITS
DISTRIBUTION-RELATED EXPENSES AT THE ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the fiscal year ended August 31, 1995, the Series paid PMFD a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.

  The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Trustees are provided with and review quarterly reports of expenditures under the Plan.


  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.


  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (the NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Purchases of portfolio securities are made from dealers, underwriters and issuers; sales prior to maturity are made, for the most part, to dealers and issuers. The Series does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Series generally are traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. The policy of the Series regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.

  Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street  Bank  and  Trust  Company, One  Heritage  Drive,  North  Quincy,
Massachusetts, 02171 serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.

  The Series will compute its NAV once daily on days the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have long-term capital gains.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.

  Under California law, the taxation of regulated investment companies and their shareholders was generally conformed to the federal tax law that was in effect on January 1, 1993. Dividends paid by the Series and derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law will be exempt from the California personal income tax (although not from the California franchise tax). To the extent a portion of the dividends are derived from interest on debt obligations other than those described directly above, such portion will be subject to the California personal income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Fund will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains will be taxable as such to the shareholders regardless of how long they held their shares. Under California law, ordinary income and capital gains currently are taxed at the same rate. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.

  Interest on indebtedness incurred or continued to purchase or carry shares of the Series will not be deductible for federal or California purposes.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF SERIES' SHARES ON THE PAYMENT DATE, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through
Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the California Series, the California Income Series and the California Money Market Series. The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares within each series. The California Money Market Series offers only one class of shares. The California Income Series and the California Series offer three classes, designated Class A, Class B and Class C shares. Pursuant to the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The

Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the Command Account Program (if the Series is designated as your primary fund) and certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.


  SHARES OF THE SERIES ARE SOLD, WITHOUT A SALES CHARGE, AT THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES OF AN ORDER AND PAYMENT IN PROPER FORM (I.E., A CHECK OR FEDERAL FUNDS WIRED TO PMFS). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions."


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued share certificates.

  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and other charges imposed by the dealer.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account) you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although
Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential   Securities  clients  wishing  additional  information  concerning investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.


  AUTOMATIC INVESTMENT. Prudential Securities has advised the Series that it has instituted procedures pursuant to which, upon enrollment by a Prudential Securities client, Prudential Securities will make automatic investments of free credit balances of $1,000 or more ($1.00 for IRAs) (Eligible Credit Balances) held in such client's account in shares of the Series (Autosweep). To effect the automatic investment of Eligible Credit Balances representing the proceeds from the sale of securities, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business on the day following the settlement of such securities transaction (on settlement date for IRAs); to effect the automatic investment of Eligible Credit Balances representing non-trade related credits, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business semi-monthly. All shares purchased pursuant to such procedures will be issued at the NAV determined on the date the order is entered and will receive the next dividend declared after such shares are issued.


  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  PURCHASES THROUGH PRUSEC


  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.


  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential California Municipal Fund, California Money Market Series, specifying on the wire the account number assigned by PMFS and your name.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential California Municipal Fund (California Money Market Series), and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL

  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services, Inc.,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and you will begin earning dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential California Municipal Fund, California Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.

  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.


  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.


  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the Primary Fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account Funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, investors should telephone (800) 235-7637 (toll-free).

  COMMAND ACCOUNT PROGRAM



  Shares of the Series are offered to participants in the Prudential Securities Command Account program, an integrated financial services program of Prudential Securities. Investors having a Command Account may select the Series as their primary fund. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Command Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate Command Accounts.



  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the Command Account program.


  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Command program, such as those incurred by use of the Visa Gold Account, including Visa purchases, cash advances and Visa Account checks. Each Command program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other Command funds owned by the Command program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Command funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. Command Account participants will not be entitled to dividends declared on the date of redemption.

  For information on participation in the Command Account program, you should telephone (800) 222-4321 (toll-free).

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month to date on those shares. See "Taxes, Dividends and Distributions."

  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.

  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.

  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest higher dollar, unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total net asset value of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client utilizing this automatic redemption procedure and who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so not later than the day of settlement for such securities transaction or the date the debit balance is incurred. Prudential Securities clients who have elected to utilize Autosweep will not be entitled to dividends declared on the date of redemption.

  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you  purchase  shares of  the  Series through  PMFS,  you may  use  Regular
Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.

  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited

Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth below and the form returned to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc., at the address set forth above.

  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to the shareholder's designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM YOUR SHARES BY MAIL AS DESCRIBED ABOVE.


  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.


  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a net asset value of $500 or less due to redemption. You may avoid such redemption by increasing the net asset value of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE (THE EXCHANGE PRIVILEGE) WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV per share plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C shares of other series of the Fund or Class C shares of the Prudential Mutual Funds.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

  - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent.
Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

                               TAXABLE BOND FUNDS


      Prudential Adjustable Rate Securities Fund, Inc.
      Prudential Diversified Bond Fund, Inc.
      Prudential Government Income Fund, Inc.
      Prudential Government Securities Trust
          Short-Intermediate Term Series
      Prudential High Yield Fund, Inc.
      Prudential Mortgage Income Fund, Inc.
      Prudential Structured Maturity Fund, Inc.
          Income Portfolio
      Prudential U.S. Government Fund
      The BlackRock Government Income Trust


                              TAX-EXEMPT BOND FUNDS

      Prudential California Municipal Fund
          California Series
           California Income Series

      Prudential Municipal Bond Fund
          High Yield Series
           Insured Series
           Intermediate Series


      Prudential Municipal Series Fund
          Florida Series
           Hawaii Income Series
           Maryland Series
           Massachusetts Series
           Michigan Series
           New Jersey Series
           New York Series
           North Carolina Series
           Ohio Series
           Pennsylvania Series

      Prudential National Municipals Fund, Inc.

                                  GLOBAL FUNDS


      Prudential Europe Growth Fund, Inc.
      Prudential Global Fund, Inc.
      Prudential Global Genesis Fund, Inc.
      Prudential Global Limited Maturity Fund, Inc.
          Global Assets Portfolio
           Limited Maturity Portfolio


      Prudential Global Natural Resources Fund, Inc.
      Prudential Intermediate Global Income Fund, Inc.
      Prudential Pacific Growth Fund, Inc.
      Global Utility Fund, Inc.


                               EQUITY FUNDS


Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio


Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


                            MONEY MARKET FUNDS

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series

Prudential Special Money Market Fund
    Money Market Series


Prudential MoneyMart Assets
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series


- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS......................................................         2
  Risk Factors and Special Characteristics...........................         2
FUND EXPENSES........................................................         4
FINANCIAL HIGHLIGHTS.................................................         5
CALCULATION OF YIELD.................................................         6
HOW THE FUND INVESTS.................................................         6
  Investment Objective and Policies..................................         6
  Other Investments and Policies.....................................         9
  Investment Restrictions............................................         9
HOW THE FUND IS MANAGED..............................................         9
  Manager............................................................        10
  Distributor........................................................        10
  Portfolio Transactions.............................................        11
  Custodian and Transfer and
   Dividend Disbursing Agent.........................................        12
HOW THE FUND VALUES ITS SHARES.......................................        12
TAXES, DIVIDENDS AND DISTRIBUTIONS...................................        12
GENERAL INFORMATION..................................................        14
  Description of Shares..............................................        14
  Additional Information.............................................        15
SHAREHOLDER GUIDE....................................................        15
  How to Buy Shares of the Fund......................................        15
  How to Sell Your Shares............................................        18
  How to Exchange Your Shares........................................        20
  Shareholder Services...............................................        22
THE PRUDENTIAL MUTUAL FUND FAMILY....................................       A-1


                  -------------------------------------------

MF139A                                                                   444240c

                       CUSIP No.:     744313-50-3


PROSPECTUS
NOVEMBER 1,
1995


PRUDENTIAL
CALIFORNIA
MUNICIPAL FUND

(CALIFORNIA MONEY MARKET SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 1, 1995


--------------------------------------------------------------------------------


Prudential California Municipal Fund (the Fund) is an open-end, management investment company, or mutual fund, consisting of three series -- the California Series, the California Income Series and the California Money Market Series. The objective of the California Series is to seek to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the California Series may invest in debt securities with the potential for capital gain. The objective of the California Income Series is to seek to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital. The objective of the California Money Market Series is to seek to provide the highest level of current income that is exempt from California State and federal income taxes consistent with liquidity and the preservation of capital. All of the series are diversified. There can be no assurance that any series' investment objective will be achieved. See "Investment Objectives and Policies."


The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of each series of the Fund dated November 1, 1995, copies of which may be obtained from the Fund upon request.


--------------------------------------------------------------------------------

116B

                               TABLE OF CONTENTS


                                                     Cross-Reference  Cross-Reference     Cross-Reference
                                                       to Pages in       to Pages           to Pages in
                                                       California      in California     California Money
                                                         Series        Income Series       Market Series
                                            Page       Prospectus       Prospectus          Prospectus
                                         ----------  ---------------  ---------------  ---------------------
General Information....................  B-3                20               20                 14
Investment Objectives and Policies.....  B-3                 8                8                  6
  In General...........................  B-3                 8                8                  6
  Tax-Exempt Securities................  B-5                 8                8                  6
  Special Considerations Regarding In-
   vestments in Tax-Exempt
   Securities..........................  B-7                12               12                  8
  Put Options..........................  B-9                10               10                  8
  Financial Futures Contracts and
   Options Thereon.....................  B-9                10               11                 --
  When-Issued and Delayed Delivery
   Securities..........................  B-12               10               10                  8
  Portfolio Turnover of the California
   Series and the California Income
   Series..............................  B-12               12               13                 --
  Illiquid Securities..................  B-13               12               13                  9
  Repurchase Agreements................  B-13               12               13                  9
Investment Restrictions................  B-14               13               13                  9
Trustees and Officers..................  B-16               13               14                  9
Manager................................  B-20               13               14                 10
Distributor............................  B-23               14               14                 10
Portfolio Transactions and Brokerage...  B-26               16               17                 11
Purchase and Redemption of Fund
 Shares................................  B-27               21               21                 15
  Specimen Price Make-Up...............  B-28               --               --                 --
  Reduction and Waiver of Initial Sales
   Charges -- Class A Shares...........  B-28               23               24                 --
  Waiver of the Contingent Deferred
   Sales Charge -- Class B Shares......  B-30               26               27
  Quantity Discount -- Class B Shares
   Purchased Prior to August 1, 1994...  B-30               26               27
Shareholder Investment Account.........  B-30               29               29                 21
  Automatic Reinvestment of Dividends
   and/or Distributions................  B-30               29               29                 21
  Exchange Privilege...................  B-31               28               28                 20
  Dollar Cost Averaging................  B-32               --               --                 --
  Automatic Savings Accumulation Plan
   (ASAP)..............................  B-33               29               30                 21
  Systematic Withdrawal Plan...........  B-33               29               30                 21
  How to Redeem Shares of the
   California Money Market Series......  B-33               --               --                 18
  Mutual Fund Programs.................  B-34
Net Asset Value........................  B-35               16               17                 12
Performance Information................  B-36               17               17                  6
  California Series and California
   Income Series.......................  B-36               17               17                 --
  California Money Market Series.......  B-37               --               --                  6
Distributions and Tax Information......  B-39               17               18                 12
  Distributions........................  B-39               19               20                 14
  Federal Taxation.....................  B-39               17               18                 12
  California Taxation..................  B-42               18               19                 13
Organization and Capitalization........  B-43               20               20                 14
Custodian, Transfer and Dividend
 Disbursing Agent and Independent
 Accountants...........................  B-44               16               17                 12
Description of Tax-Exempt Security
 Ratings...............................  B-45               --               --                 --
Financial Statements...................  B-47                5                5                  5
Appendix I.............................  I-1                --               --                 --
Appendix II............................  II-1               --               --                 --

                              GENERAL INFORMATION

    The Fund was organized on May 18, 1984. On February 28, 1991, the Trustees approved an amendment to the Declaration of Trust to change the Fund's name from Prudential-Bache California Municipal Fund to Prudential California Municipal Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

    Prudential California Municipal Fund (the Fund) is an open-end, management investment company consisting of three series -- the California Series, the California Income Series and the California Money Market Series. A separate
Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series. The investment objective of the California Series is to seek to provide to shareholders who are residents of California the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the California Series may invest in debt securities with the potential for capital gain. Opportunities for capital gain may exist, for example, when securities are believed to be undervalued or when the likelihood of redemption by the issuer at a price above the purchase price indicates capital gain potential. The investment objective of the California Income Series is to seek to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital. The investment objective of the California Money Market Series is to seek to provide the highest level of current income that is exempt from California State and federal income taxes consistent with liquidity and the preservation of capital. There can be no assurance that any series will achieve its objective or that all income will be exempt from all federal, state or local income taxes.

    The investment objective of each series may not be changed without the approval of the holders of a majority of the outstanding voting securities of such series. A "majority of the outstanding voting securities" of a series when used in this Statement of Additional Information means the lesser of (i) 67% of the voting shares of a series represented at a meeting at which more than 50% of the outstanding voting shares of a series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares of a series.

    The California Series and the California Income Series will invest in California Obligations that are "investment grade" tax-exempt securities and which on the date of investment are within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and P-1 for commercial paper, or of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper. The California Income Series also may invest up to 30% of its total assets in California Obligations rated below Baa by Moody's or below BBB by S&P or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. The California Money Market Series will invest in securities which, at the time of purchase, have a remaining maturity of thirteen months or less and are rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, by that rating organization). Each series may invest in tax-exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the heading "Description of Tax-Exempt Security Ratings" in this Statement of Additional Information. The ratings of Moody's and S&P represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.

    Under normal market conditions, each series will attempt to invest substantially all and, as a matter of fundamental policy, will invest at least 80% of the value of its total assets in securities the interest on which is exempt from California State and federal income taxes or the series' assets will be invested so that at least 80% of the income will be exempt from California State and federal income taxes. Each series will continuously monitor both 80% tests to ensure that either the asset investment test or the income test is met at all times except for temporary defensive positions during abnormal market conditions.

    A series may invest its assets from time to time on a temporary basis in debt securities, the interest on which is subject to federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing. Investments of the California Series and the California Income Series in taxable securities may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either Moody's or S&P or, if unrated, judged by the investment adviser to possess comparable creditworthiness; commercial paper rated in the highest grade by either of such rating services (P-1 or A-1, respectively); certificates of deposit and bankers' acceptances; and repurchase agreements with respect to any of the foregoing investments. The California Money Market Series may also invest in the taxable securities listed above, except that its debt securities, if rated, will be rated within the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer (or if only one such rating organization assigned a rating, by that rating organization). No series intends to invest more than 5% of its assets in any one of the foregoing taxable securities. A series may also hold its assets in other cash equivalents or in cash.


    Each series is classified as a "diversified" investment company under the Investment Company Act of 1940 (the Investment Company Act). This means that with respect to 75% of its assets, (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations and obligations issued or guaranteed by its agencies or instrumentalities) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating this 5% or 10% ownership limitation, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section.



    Because securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that a series may own so long as, with respect to 75% of its assets, it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers, so that all of such assets may be invested in the securities of any one issuer. Because of the relatively small number of issuers of investment-grade tax-exempt securities (or, in the case of the California Money Market Series, high-quality tax-exempt securities) in any one state, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss should the issuer be unable to make interest or principal payments or should the market value of such securities decline.


    The Fund expects that a series will not invest more than 25% of its total assets in municipal obligations the source of revenue of which is derived from any one of the following categories: hospitals, nursing homes, retirement facilities and other health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. A series may invest more than 25% of its total assets in municipal obligations of one or more of the following types: obligations of public housing authorities; general obligations of states and local authorities; lease rental obligations of states and local authorities; obligations of state and local housing authorities; obligations of municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S.

Government guaranteed securities; or industrial development and pollution control bonds. Each of the foregoing types of investments might be subject to particular risks which, to the extent that a series is concentrated in such investments, could affect the value or liquidity of the series.


    Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded bonds, so verifies,
(iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon,
(v) the escrow agent has no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above, and (vi) the series will not invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.


TAX-EXEMPT SECURITIES

    Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

    For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

    TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.

    The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

    Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for manufacturing, housing, sewage, solid waste disposal, airport, mass transit and port facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

    1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

    3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

    FLOATING RATE AND VARIABLE RATE SECURITIES. Each series may invest more than 5% of its assets in floating rate and variable rate securities, including participation interests therein and (for series other than the California Money Market Series) inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or interest inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

    Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives the series an undivided interest in the tax-exempt security in the proportion that the series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser under the supervision of the Trustees has determined meets the prescribed quality standards for the series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or
(3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

    TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN TAX-EXEMPT SECURITIES


    CALIFORNIA CONCENTRATION. The following information regarding certain California considerations is provided to investors in view of each series' policy of concentrating its investments in California issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description, and is based on information from official statements relating to securities offerings of California issuers and other sources deemed reliable.



    California is the most populous state in the nation with a total population at the 1990 census of 29,976,000. Growth has been incessant since World War II, with population gains of between 18% and 49% in each decade since 1950. During the last decade, population rose 26%. The State now comprises 12.3% of the nation's population and 12.9% of the nation's total personal income. California's economy is broad and diversified, with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, real estate, and financial services.



    After experiencing strong growth throughout much of the 1980s, the State was adversely affected by both the recent national recession and the cutbacks in aerospace and defense spending, which have had a severe impact on the economy in Southern California. This recession has been the deepest and longest-lasting in the post World War II era. In 1990, unemployment moved above the national average for the first time in many years and it remained significantly above the United States average in late 1994. Overall, the State lost over 800,000 jobs since the Spring of 1990. The California economy began growing again in the second quarter of 1993. Employment growth has resumed at a slow rate during the last two years, and approximately 300,000 jobs have been restored since the low point of the recession. As California enters its third year of economic recovery, its finances continue to show slow improvement.



    California's structural budget imbalance has been evident since fiscal year 1985-1986, during which time the State has recorded General Fund operating deficits in several fiscal years. Many of these problems have been attributed to great population influx that has produced increased demand for education and social services at a far greater pace than the growth in the State's tax revenues. Despite substantial tax increases, expenditure reductions, and the shift of some expenditure responsibilities to local government, the budget condition remains problematic. By June 30, 1995, the General Fund had an accumulated deficit, on a budgeted basis, of approximately $1.0 billion.



    On August 3, 1995, the Governor signed into law a new $57.5 billion budget which, among other things, reduces welfare payments and increases education spending from the previous fiscal year. The fiscal 1995-96 budget calls for $44.1 billion in revenues and $43.4 billion in spending, an increase of over 3.5% and 4.0%, respectively, from the fiscal 1994-95 budget. Although the State's budget projects an operating surplus of approximately $600 million, it continues to rely on federal actions, both to fund programs relating to MediCal and incarceration costs associated with illegal immigrants and to relieve the State from federally mandated spending, which are not certain of occurring. Accordingly, the surplus may not be realized unless the economy outperforms expectations or spending falls below planned levels.



    On   December  6,  1994,  Orange  County  (California)  became  the  largest municipality in the United States to file for protection under the federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to a high risk investment strategy utilizing excessive leverage and "derivative" securities. In September 1995, the State legislature approved legislation permitting Orange County to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit and development. Such legislation also permits the Governor to appoint a trustee to take over Orange County's financial affairs if the county does not have a full recovery plan filed with the Bankruptcy Court by May 1996.



    Los Angeles County, the nation's largest county, is also experiencing financial difficulty. In August 1995, the credit rating of the County's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the County's health care system. In September 1995, federal and State aid to Los Angeles County totalling $514 million was pledged, providing a short-term solution to the County's budget problems.



    From time to time, the State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.



    Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13, which added Article XIIIA to the State Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. After the adoption of Article XIIIA, legislation was adopted which provided for the reallocation of property taxes and other revenues to local public agencies, increased State aid to such agencies, and the assumption by the State of certain obligations previously paid out of local funds. More recent legislation has, however, reduced State assistance payments to local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years. In NORDLINGER V. HAHN, the U.S. Supreme Court upheld certain provisions of Proposition 13 against claims that it violated the equal protection clause of the Constitution.



    In 1979, an amendment was passed adding Article XIIIB to the State Constitution. As amended in 1990, Article XIIIB imposes an "appropriations limit" on the spending authority to the State and local government entities. In general, the appropriations limit is based on certain 1985-1986 expenditures, adjusted annually to reflect changes in the cost of living, population and certain services provided by State and local government entities. "Appropriations limit" does not include appropriations for qualified capital outlay projects, certain increases in transportation-related taxes, and certain emergency appropriations. If a government entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within two subsequent fiscal years, generally by a tax credit, refund or temporary suspension of tax rates or fee schedules. Debt service is excluded from these limitations and is defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved by the voters. In addition, Article XIIIB requires the State Legislature to establish a prudent State reserve, and to require the transfer of 50% of excess revenue to the State School Fund; any amounts allocated to the State School Fund will increase the appropriation limit.



    In 1986, State voters approved an initiative measure known as Proposition 62, which among other things requires that any tax for general governmental purposes imposed by local governments be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate, requires that any special tax (levied for other than general governmental purposes) imposed by a local government be approved by a two-thirds vote of its electorate, and restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision. In 1988, State voters approved Proposition 87, which amended Article XVI of the State Constitution to authorize the State Legislature to prohibit redevelopment agencies from receiving any property tax revenues raised by increased property taxes to repay bonded indebtedness of local government which is not approved by voters on or after January 1, 1989. It is not possible to predict whether the State Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.



    In November 1988, California voters approved Proposition 98. The initiative requires that revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits to be annually increased for any such allocation made in the prior year. Proposition 98 also requires the State of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.



    In July 1991, California increased taxes by adding two new marginal tax rates, at 10% and 11%, effective for tax years 1991 through 1995. For years beginning after January 1, 1996, the maximum personal income tax rate is scheduled to return to 9.3%, and the alternative minimum tax rate is scheduled to drop from 8.5% to 7%. In addition, legislation in July 1991 raised the sales tax by 1.25%. 0.5% was a permanent addition to counties, but with the money earmarked to trust funds to pay for health and welfare programs whose administration was transferred to counties. This tax increase will be cancelled if a court rules that such transfer and tax increase violate any constitutional requirements. 0.5% of the State tax rate was scheduled to expire on June 30, 1993, but was extended for six months for the benefit of counties and cities. On November 2, 1993, voters made this half-percent levy a permanent source of funding for local government.



    The effect of these various constitutional and statutory amendments, cases and budgetary developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.


PUT OPTIONS


    Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of such series. The acquisition of a put may involve an additional cost to the series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


    In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades (two highest grades for the California Money Market Series) as determined by Moody's or S&P; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four (or two for the California Money Market Series) highest quality grade of such rating services; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

    One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/ tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations, and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission (SEC).

FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON

    FUTURES CONTRACTS. The California Series and the California Income Series (but not the California Money Market Series) may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the California Series or the California Income Series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

    When the California Series or the California Income Series purchases a futures contract, it will maintain an amount of cash, U.S. Government obligations or liquid, high-grade debt securities in a segregated account with the Fund's Custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. Should the California Series or the California Income Series sell a futures contract it may "cover" that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. The California Series or the California Income Series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the California Series or the California Income Series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

    OPTIONS ON FINANCIAL FUTURES. The California Series and the California Income Series (but not the California Money Market Series) may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. The California Series and the California Income Series will use options on futures in connection with hedging strategies.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.

    When the California Series or the California Income Series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When the California Series or the California Income Series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option. In instances involving the purchase of a call option on a futures contract, the California Series or the California Income Series will deposit in a segregated account with the Fund's Custodian an amount in cash, U.S. Government obligations or liquid, high-grade debt obligations equal to the market value of the obligation underlying the futures contract, less any amount held in the initial and variation margin accounts.

    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Series' purchasing and selling financial futures contracts and options thereon for BONA FIDE hedging transactions, except that the Series may purchase and sell futures contracts and options thereon for any other purpose, to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Series total assets. The California Series and the California Income Series will use financial futures and options thereon in a manner consistent with these requirements. With respect to long positions assumed by the California Series or the California Income Series, the series will segregate with the Fund's Custodian an amount of cash, U.S. Government securities or liquid, high-grade debt securities so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that its use of futures contracts is unleveraged. Each of the California Series and the California Income Series will continue to invest at least 80% of its total assets in California municipal obligations except in certain circumstances, as described in the Prospectuses under "How the Fund Invests -- Investment Objective and Policies." The California Series and the California Income Series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the series.

    RISKS OF FINANCIAL FUTURES TRANSACTIONS. In addition to the risk associated with predicting movements in the direction of interest rates, discussed in "How the Fund Invests -- Investment Objective and Policies -- Futures Contracts and Options Thereon" in the Prospectuses of the California Series and the California Income Series, there are a number of other risks associated with the use of financial futures for hedging purposes.

    The California Series and the California Income Series intend to purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired; and, in the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin. However, if futures contracts have been sold to hedge portfolio securities, these securities will not be sold until the offsetting futures contracts can be purchased. Similarly, if futures have been bought to hedge anticipated securities purchases, the purchases will not be executed until the offsetting futures contracts can be sold.

    The hours of trading of interest rate futures contracts may not conform to the hours during which the series may trade municipal securities. To the extent that the futures markets close before the municipal securities market, significant price and rate movements can take place that cannot be reflected in the futures markets on a day-to-day basis.

    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to the California Series and the California Income Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to the series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each series may purchase tax-exempt securities on a when-issued or delayed delivery basis, in which case delivery and payment normally take place within one month after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.

    Tax-exempt securities purchased on a when-issued or delayed delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

    A segregated account of each series consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued or delayed delivery commitments will be established with the Fund's Custodian and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. When the time comes to pay for when-issued or delayed delivery securities, each series will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the securities themselves (which may have a value greater or lesser than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Distributions and Tax Information."

    Each series (other than the California Money Market Series) may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

PORTFOLIO TURNOVER OF THE CALIFORNIA SERIES AND THE CALIFORNIA INCOME SERIES

    Portfolio transactions will be undertaken principally to accomplish the objective of the California Series and the California Income Series in relation to anticipated movements in the general level of interest rates but each such series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

    The series' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the California Series and the California Income Series is known as "portfolio turnover" and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The series' portfolio turnover rate will not be a limiting factor when the series deem it desirable to sell or purchase securities. For the fiscal years ended August 31, 1995 and August 31, 1994, the portfolio turnover rate of the California Series was 44% and 69%, respectively. For the fiscal years ended August 31, 1995 and August 31, 1994, the portfolio turnover rate of the California Income Series was 39% and 46%, respectively.


ILLIQUID SECURITIES

    A series may invest up to 15% (10% in the case of the California Money Market Series) of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

    Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of non-appropriation); and
(v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

REPURCHASE AGREEMENTS

    The series' repurchase agreements will be collateralized by U.S. Government obligations. The series will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the series will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the series will suffer a loss.

    The series participate in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF) pursuant to an order of the SEC. On a daily basis, any univested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.

    Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities (as defined above).

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    A series may not:

     1. Purchase securities on margin (but the series may obtain such short-term credits as may be necessary for the clearance of transactions. For the purpose of this restriction, the deposit or payment by the California Series or the California Income Series of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that the series may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The series may pledge up to 20% of the value of its total assets to secure such borrowings. A series will not purchase portfolio securities if its borrowings exceed 5% of its assets. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts and the writing of related options by the California Series or the California Income Series and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security.


     4. Purchase any security if as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).


     5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts and related options, securities which are secured by real estate and securities of companies which invest or deal in real estate. The California Money Market Series may not purchase and sell financial futures contracts and related options.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     7. Invest in interests in oil, gas or other mineral exploration or development programs.

     8. Make loans, except through repurchase agreements.

    The California Income Series may not purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series (taken at current market value) would be invested in any one industry.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the series' asset coverage for borrowings falls below 300%, the series will take prompt action to reduce its borrowings, as required by applicable law.

    In order to comply with certain state "blue sky" restrictions, the series will not as a matter of operating policy:

        1.  Invest in oil, gas and mineral leases or programs.

        2. Purchase warrants if as a result the series would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the series' net assets (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

        3. Purchase the securities of any one issuer if any officer or Trustee of the Fund or the Manager or Subadviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


    The California Income Series has changed its subclassification from a non-diversified to a diversified investment company. As a diversified investment company, the California Income Series may not purchase any security if, as a result, with respect to 75% of its total assets, more than 5% of the Series' total assets would be invested in the securities of any one issuer (provided that this restriction does not apply to U.S. Government securities).

                             TRUSTEES AND OFFICERS


                    NAME, ADDRESS AND AGE           POSITION WITH FUND           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
           ---------------------------------------  ------------------  ----------------------------------------------------------
           Edward D. Beach (70)...................  Trustee             President  and Director of  BMC Fund, Inc.,  a closed- end
           c/o Prudential Mutual Fund                                     investment  company;   previously,  Vice   Chairman   of
           Management, Inc.                                               Broyhill  Furniture  Industries, Inc.;  Certified Public
           One Seaport Plaza                                              Accountant; Secretary and  Treasurer of Broyhill  Family
           New York, NY                                                   Foundation,  Inc.; Member  of the  Board of  Trustees of
                                                                          Mars Hill College; President, Treasurer and Director  of
                                                                          The High Yield Plus Fund, Inc. and First Financial Fund,
                                                                          Inc.;  Director of The Global Government Plus Fund, Inc.
                                                                          and The Global Total Return Fund, Inc.
           Eugene C. Dorsey (68)..................  Trustee             Retired President, Chief Executive Officer and Trustee  of
           c/o Prudential Mutual Fund                                     the  Gannett  Foundation  (now  Freedom  Forum);  former
           Management, Inc.                                               Publisher of four Gannett newspapers and Vice  President
           One Seaport Plaza                                              of  Gannett Company; past Chairman of Independent Sector
           New York, NY                                                   (national  coalition  of  philanthropic  organizations);
                                                                          former  Chairman of  the American Council  for the Arts;
                                                                          Director of the Advisory  Board of Chase Manhattan  Bank
                                                                          of Rochester and The High Yield Income Fund, Inc.
           Delayne Dedrick Gold (57)..............  Trustee             Marketing and Management Consultant.
           c/o Prudential Mutual Fund
           Management, Inc.
           One Seaport Plaza
           New York, NY
        *  Harry A. Jacobs, Jr. (74)..............  Trustee             Senior  Director  of  Prudential  Securities  Incorporated
           One Seaport Plaza                                              (Prudential Securities) (since  January 1986);  formerly
           New York, NY                                                   Interim  Chairman  and  Chief Executive  Officer  of PMF
                                                                          (June 1993-September  1993);  formerly Chairman  of  the
                                                                          Board  of Prudential Securities (1982-1985) and Chairman
                                                                          of the Board and Chief Executive Officer of Bache  Group
                                                                          Inc.  (1977-1982); Director  of the  Center for National
                                                                          Policy,  The  First  Australia  Fund,  Inc.,  The  First
                                                                          Australia Prime Income Fund, Inc., The Global Government
                                                                          Plus  Fund, Inc. and The Global Total Return Fund, Inc.;
                                                                          Trustee of the Trudeau Institute.

------------------------
* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.

                    NAME, ADDRESS AND AGE           POSITION WITH FUND           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
           ---------------------------------------  ------------------  ----------------------------------------------------------
           Thomas T. Mooney (53)..................  Trustee             President  of  the  Greater  Rochester  Metro  Chamber  of
           c/o Prudential Mutual Fund                                     Commerce; formerly  Rochester City  Manager; Trustee  of
           Management, Inc.                                               Center  for  Governmental  Research,  Inc.;  Director of
           One Seaport Plaza                                              Monroe County  Water  Authority, Rochester  Jobs,  Inc.,
           New York, NY                                                   Blue  Cross  of  Rochester, Executive  Service  Corps of
                                                                          Rochester,   Monroe   County   Industrial    Development
                                                                          Corporation,    Northeast   Midwest   Institute,   First
                                                                          Financial Fund, Inc., The  Global Government Plus  Fund,
                                                                          Inc.,  The Global Total  Return Fund, Inc.  and The High
                                                                          Yield Plus Fund, Inc.
           Thomas H. O'Brien (70).................  Trustee             President of O'Brien Associates (Financial and  Management
           c/o Prudential Mutual Fund                                     Consultants)  (since April 1984);  formerly President of
           Management, Inc.                                               Jamaica  Water   Securities  Corp.   (holding   company)
           One Seaport Plaza                                              (February   1989-August   1990);   Director   (September
           New York, NY                                                   1987-April 1991)  and Chairman  of the  Board and  Chief
                                                                          Executive  Officer  (September  1987-February  1989)  of
                                                                          Jamaica Water  Supply  Company;  Director  of  Ridgewood
                                                                          Savings  Bank and Yankee Energy System, Inc.; Trustee of
                                                                          Hofstra University.
*          Richard A. Redeker (52)................  President and       President, Chief  Executive  Officer and  Director  (since
           One Seaport Plaza                        Trustee               October 1993) of PMF; Executive Vice President, Director
           New York, NY                                                   and  Member of Operating Committee (since October 1993),
                                                                          Prudential Securities; Director (since October 1993)  of
                                                                          Prudential   Securities  Group,   Inc.;  Executive  Vice
                                                                          President, The Prudential Investment Corporation  (since
                                                                          January  1994); formerly Senior Executive Vice President
                                                                          and  Director   of  Kemper   Financial  Services,   Inc.
                                                                          (September  1978-September 1993); President and Director
                                                                          of The  Global Government  Plus Fund,  Inc., The  Global
                                                                          Total  Return Fund, Inc. and The High Yield Income Fund,
                                                                          Inc.

------------------------
* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.

                    NAME, ADDRESS AND AGE           POSITION WITH FUND           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
           ---------------------------------------  ------------------  ----------------------------------------------------------
           Nancy H. Teeters (65)..................  Trustee             Economist;  formerly  Vice President  and  Chief Economist
           c/o Prudential Mutual Fund                                     (March  1986-June   1990)  of   International   Business
           Management, Inc.                                               Machines   Corporation;   Director   of   Inland   Steel
           One Seaport Plaza                                              Industries (since July 1991), First Financial Fund, Inc.
           New York, NY                                                   and The Global Total Return Fund, Inc.

           Robert F. Gunia (48)...................  Vice President      Chief Administrative Officer  (since July 1990),  Director
           One Seaport Plaza                                              (since   January   1989),   Executive   Vice  President,
           New York, NY                                                   Treasurer and Chief Financial Officer (since June  1987)
                                                                          of  PMF; Senior Vice  President of Prudential Securities
                                                                          (since March 1987); Vice  President and Director of  The
                                                                          Asia Pacific Fund, Inc. (since May 1989).

           S. Jane Rose (49)......................  Secretary           Senior Vice President (since January 1991), Senior Counsel
           One Seaport Plaza                                              (since   June  1987)  and  First  Vice  President  (June
           New York, NY                                                   1987-December 1990) of  PMF; Senior  Vice President  and
                                                                          Senior   Counsel   (since  July   1992)   of  Prudential
                                                                          Securities;  formerly  Vice   President  and   Associate
                                                                          General Counsel of Prudential Securities.

           Eugene S. Stark (37)...................  Treasurer and       First Vice President (since January 1990) of PMF
           One Seaport Plaza                        Principal
           New York, NY                             Financial and
                                                    Accounting
                                                    Officer

           Deborah A. Docs (37)...................  Assistant           Vice   President  and  Associate  General  Counsel  (since
           One Seaport Plaza                        Secretary             January 1993)  of  PMF;  Vice  President  and  Associate
           New York, NY                                                   General  Counsel  (since  January  1993)  of  Prudential
                                                                          Securities; previously Associate Vice President (January
                                                                          1990-December 1992), Assistant  Vice President  (January
                                                                          1989-
                                                                          December  1989) and Assistant  General Counsel (November
                                                                          1991-December 1992) of PMF.


    Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Mutual Fund Distributors, Inc.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.


    The Fund pays each of its Trustees who is not an affiliated person of the Manager or the Fund's investment adviser annual compensation of $4,000, in addition to certain out-of-pocket expenses. Mr. Dorsey receives his Trustees' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72 except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Jacobs and O'Brien are scheduled to retire on December 31, 1999, 1998 and 1999, respectively.



    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.



    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended August 31, 1995 to the Trustees who are not affiliated with the Manager and the aggregate compensation paid to such Trustees for service on the Fund's Board and the Boards of any other investment companies managed by PMF (Fund Complex) for the calendar year ended December 31, 1994.



                               COMPENSATION TABLE



                                                                  PENSION OR
                                                                  RETIREMENT                              TOTAL COMPENSATION
                                                 AGGREGATE     BENEFITS ACCRUED     ESTIMATED ANNUAL      FROM FUND AND FUND
                                                COMPENSATION    AS PART OF FUND       BENEFITS UPON         COMPLEX PAID TO
NAME AND POSITION                                FROM FUND         EXPENSES            RETIREMENT              TRUSTEES
---------------------------------------------  --------------  -----------------  ---------------------  ---------------------
Edward D. Beach, Trustee                         $    4,000             None                  N/A        $    159,000(20/39)**
Eugene C. Dorsey, Trustee                        $    4,000             None                  N/A        $     61,000*(7/34)**
Delayne Dedrick Gold, Trustee                    $    4,000             None                  N/A        $    185,000(24/43)**
Thomas T. Mooney, Trustee                        $    4,000             None                  N/A        $    126,000(15/36)**
Thomas H. O'Brien, Trustee                       $    4,000             None                  N/A        $     44,000 (6/24)**
Nancy H. Teeters, Trustee                        $    4,000             None                  N/A        $     95,000(12/28)**

------------------------
* All compensation for the calendar year ended December 31, 1994 represents deferred compensation. Aggregate compensation from the Fund for the fiscal year ended August 31, 1995, including accrued interest, amounted to $4,478. Aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1994, including accrued interest, amounted to approximately $61,000.

** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.



    As of October 13, 1995, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each series of the Fund.



    As of October 13, 1995, the only beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a series were Richard F. Novak, Kathleen A. Novak, Co-Trustees, Novak Family Trust et al, Walnut Creek, CA 94596-1322, who held 680 Class C shares of the California Series (6.0%); Patricia Hussey, 7233 Cronin Circle, Dublin, CA 94568-2329, who held 2,590 Class C shares of the California Series (23.1%); Kenneth Noel Jarman, Kenneth Jarman Revocable Trust, 3418 Stanbridge Ave, Long Beach, CA 90808-2650, who held 882 Class C shares of the California Series (7.9%); Thomas G. Sullivan and Cristina M. Sullivan, 8214 Crampton Ct #B, Twentynine Palms, CA 92278-1611, who held 1,370 Class C shares of the California Series (12.2%); Erman F. Bradley, John H. Bradley DECD Co-Trustees, F/T Bradley Family 1991 Trust, 4044 E. Harney Lane, Lodi, CA 95240-6825, who held 618 Class C shares of the California Series (5.5%); AnJanette Laura Lindner, P.O. Box 121 Patterson, CA 95363-0121, who held 705 Class C shares of the California Series (6.3%); Richard G. Pardini & Beverly J. Pardini, 3107 N. El Dorado St., Stockton, CA 95204-3412, who held 885 Class C shares of the California Series (7.9%); Cathy Tapella, 1460 Corte De Thais, San Jose, CA 95118-2315, who held 596 Class C shares of the California Series (5.3%); James M. Stone, Pearl C. Stone Co-Trustees, Stone Revocable Trust, 20 W. Monterey Ave, Stockton, CA 95204-3602, who held 1,921 Class C shares of the California Series (17.1%); Donald Aluisi & Dolores K. Aluisi, 1269 E. Copper Ave, Fresno, CA 93720-3502, who held 81,360 Class C shares of the California Income Series (32.0%); John Pryor and Jeanne Pryor, Co-Trustees of the 1988 Pryor Revocable Trust, 13820 Vista Dorada, Salinas, CA 93908-9443, who held 18,812 Class C shares of the California Income Series (7.4%); and Zoe Ann Orr, Trustee, 740 Brewington Ave, Watsonville, CA 95076-3260, who held 26,227 Class C shares of the California Income Series (10.3%).

    As of October 13, 1995, Prudential Securities was the record holder for other beneficial owners of 3,396,326 Class A shares (or 58% of the outstanding Class A shares), 5,602,756 Class B shares (or 63% of the outstanding Class B shares) and 10,103 Class C shares (or 90% of the outstanding Class C shares) of the California Series; 13,662,523 Class A shares (or 86% of the outstanding Class A shares), 2,538,130 Class B shares (or 89% of the outstanding Class B shares) and 241,125 Class C shares (or 95% of the outstanding Class C shares) of the California Income Series; and 249,688,693 shares of the California Money Market Series (or 99% of the outstanding shares). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                                    MANAGER


    The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as the manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed -- Manager" in the Prospectus of each series. As of September 30, 1995, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $51 billion. According to the Investment Company Institute, as of December 31, 1994, the Prudential Mutual Funds were the 12th largest family of mutual funds in the United States.


    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each series and the composition of each series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.


    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each series. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended August 31, 1995. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of a series' average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.


    In connection with its management of the business affairs of the Fund, PMF bears the following expenses:

        (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees who are not affiliated persons of PMF or the Fund's investment adviser;

        (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

        (c) the costs and expenses payable to The Prudential Investment Corporation (PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of share certificates representing shares of the Fund,
(i) the  cost of  fidelity  and liability  insurance, (j)  certain  organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


    The Management Agreement also provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act applicable to continuance of investment advisory contracts. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to such contract or interested persons of any such party as defined in the Investment Company Act, on May 5, 1995, and by shareholders of the California Series on December 8, 1988, by shareholders of the California Money Market Series on December 18, 1989 and by the shareholders of the California Income Series on December 30, 1991.



    For the fiscal years ended August 31, 1993, 1994 and 1995, PMF received management fees of $993,612, $1,066,852 and $836,149, respectively, from the California Series. Effective January 1, 1995, PMF agreed to waive 10% of its management fee from the California Series. The amount of fees waived for the fiscal year ended August 31, 1995 amounted to $58,693. With respect to the
California Money Market Series, PMF received $1,597,318, $1,632,146 and $1,215,652 in management fees for the fiscal years ended August 31, 1993, 1994 and 1995, respectively. With respect to the California Income Series, PMF waived its entire management fee of $829,475 for the fiscal year ended August 31, 1993. Effective December 1, 1993, PMF reduced its voluntary waiver to 75% of its management fee. Effective January 1, 1995, PMF increased its voluntary waiver to 85% of its management fee. For the fiscal years ended August 31, 1994 and 1995, PMF received $189,532 and $175,685, respectively, in management fees from the California Income Series. The amount of the fees waived for the years ended August 31, 1994 and 1995 amounted to $822,628 and $779,180, respectively.


    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser). The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services.


    The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 5, 1995, by shareholders of the California Series on December 8, 1988, by shareholders of the California Money Market Series on December 18, 1989 and by the shareholders of the California Income Series on December 30, 1991.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


    PMF is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries:
Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    The Manager and Subadviser are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons world-wide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas.



    Investment advisory services are provided to the Fund by a unit of The Prudential Investment Corporation (PIC or the Subadviser), a subsidiary of Prudential.



    The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.



    With respect to taxable fixed-income obligations, credit analysts review financial statements published by corporate (and governmental) issuers to examine income statements, balance sheets and cash flow numbers. They evaluate this data against their expectations of sales, earnings growth and trends in credit ratios. They study the impact of economic, regulatory and political developments on companies and industries and look at the relative value of companies. They are in regular communication both in person and by telephone with company management, Wall Street analysts and rating agencies.



    With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.



    Peter Allegrini oversees the municipal bond team at the Subadviser. He also serves as the portfolio manager of the High Yield Series of Prudential Municipal Bond Fund and the Pennsylvania Series of Prudential Municipal Series Fund. He has been in the investment business since 1978.



    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

                                  DISTRIBUTOR
    Prudential  Mutual Fund  Distributors, Inc.  (PMFD), One  Seaport Plaza, New
York, New York 10292, acts as the distributor of the Class A shares of the California Income Series and the California Series and of the shares of the California Money Market Series. Prudential Securities, One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class B and Class C shares of the California Income Series and the California Series.
    Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the California Income Series and the California Series under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), PMFD and Prudential Securities (collectively, the Distributor) incur the expenses of distributing the Class A, Class B and Class C shares of the California Income Series and the California Series. See "How the Fund is Managed -- Distributor" in the Prospectuses of the California Income Series and the California Series.


    Prior to January 22, 1990, the California Series offered only one class of shares (the then existing Class B shares). On October 19, 1989, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the California Series (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the California Series (the Class B Plan). The Class A Plan became applicable to the California Income Series effective with the commencement of offering its Class A shares on December 3, 1990 and the Class B Plan became applicable to the California Income Series effective with the commencement of offering its Class B shares on December 6, 1993. On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .50 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. Total distribution fees (including the service fee of .25 of 1%) may not exceed .50 of 1%. On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 5, 1995. The Class A Plan, as amended, was approved by Class A and Class B shareholders of the California Series and the California Income Series, and the Class B Plan, as amended, was approved by Class B shareholders of the California Series and the California Income Series on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.



    CLASS A PLAN. For the fiscal year ended August 31, 1995, PMFD received payments of $42,617 and $165,500 for the California Series and the California Income Series, respectively, under the Class A Plan. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 1995, PMFD also received approximately $28,300 and $374,000 in initial sales charges with respect to the sale of Class A shares of the California Series and the California Income Series, respectively.



    CLASS B PLAN. For the fiscal year ended August 31, 1995, Prudential Securities received $681,374 from the California Series under the Fund's Class B Plan and spent approximately $420,680 in distributing the Class B shares of the California Series during such period. For the fiscal year ended August 31, 1995, Prudential Securities received $118,608 from the California Income Series under the Fund's Class B Plan and spent approximately $420,940 in distributing the Class B shares of the California Income Series during such period.



    For the fiscal year ended August 31, 1995, it is estimated that Prudential Securities spent approximately the following amounts on behalf of the series of the Fund:



                                                           COMPENSATION     APPROXIMATE
               PRINTING AND    COMMISSION                 TO PRUSEC* FOR       TOTAL
                  MAILING      PAYMENTS TO    OVERHEAD      COMMISSION        AMOUNT
               PROSPECTUSES     FINANCIAL      COSTS        PAYMENTS TO      SPENT BY
                 TO OTHER      ADVISERS OF       OF       REPRESENTATIVES   DISTRIBUTOR
               THAN CURRENT    PRUDENTIAL    PRUDENTIAL      AND OTHER     ON BEHALF OF
SERIES         SHAREHOLDERS    SECURITIES   SECURITIES**    EXPENSES**        SERIES
------------  ---------------  -----------  ------------  ---------------  -------------
California
 Series.....  $      36,750    $  184,880   $ 140,830     $    58,140      $    420,600
California
 Income
 Series.....         17,760        98,100     268,180          36,900           420,940


------------------------
 *Pruco Securities Corporation, an affiliated broker-dealer.

**Including lease, utility and sales promotional expenses.


    The term "overhead costs" represents (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges" in the Prospectuses of the California Income Series and the California Series. For the fiscal year ended August 31, 1995, Prudential Securities received approximately $350,000 and $103,200 in contingent deferred sales charges for the Class B shares of the California Series and California Income Series, respectively.



    CLASS C PLAN. For the fiscal year ended August 31, 1995, Prudential Securities received $13,132 and $572 from the California Income Series and the California Series, respectively, under the Fund's Class C Plan and spent approximately $26,900 and $1,600 in distributing the Class C shares of the California Income Series and the California Series, respectively, during such period. These amounts were expended primarily for the payment of account servicing fees. Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges" in the Prospectuses of the California Income Series and the California Series. For the fiscal year ended August 31, 1995, Prudential Securities received approximately $1,400 and $160 on behalf of the California Income Series and the California Series, respectively, in contingent deferred sales charges attributable to Class C shares.


    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the California Income Series and the California Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.


    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify PMFD and Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. The Distribution Agreements were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 5, 1995.



    CALIFORNIA MONEY MARKET SERIES PLAN OF DISTRIBUTION. The California Money Market Series' Plan of Distribution (the CMMS Plan) was last approved by the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the CMMS Plan or in any agreements related to the CMMS Plan, at a meeting called for the purpose of voting on the CMMS Plan, on May 5, 1995, and by shareholders of the California Money Market Series on December 18, 1989. For the fiscal year ended August 31, 1995, PMFD incurred distribution expenses of $303,913 with respect to the California Money Market Series, all of which was recovered by PMFD through the distribution fee paid by the California Money Market Series.



    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


    On October 21, 1993, Prudential Securities (PSI) entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990.
Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities and futures and options thereon for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of the Fund, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling group of which Prudential Securities (or any affiliate), during the existence of the group, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the series' ability to pursue their investment objectives. However, in the future in other circumstances, the series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    In placing orders for portfolio securities for the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, dealers or futures commission merchants other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure the research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arms-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


    During the fiscal years ended August 31, 1993, 1994 and 1995, the California Series paid brokerage commissions of $10,430, $9,590 and $29,802, respectively, on certain futures transactions. The California Series paid no brokerage commissions to Prudential Securities during those periods. During the fiscal years ended August 31, 1993, 1994 and 1995, the California Money Market Series paid no brokerage commissions. During the fiscal years ended August 31, 1993, 1994 and 1995, the California Income Series paid brokerage commissions of $5,828, $8,104 and $26,355, respectively. None of the brokerage commissions paid by the California Income Series were paid to Prudential Securities.


                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the California Series and the California Income Series of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Shareholder Guide -- How to Buy Shares of the Fund" in the Prospectuses of the California Series and the California Income Series.

    Each class of shares represents an interest in the same portfolio of investments of each such Series and has the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights with respect to its plan (except that the Fund has agreed with the

SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders) and (iii) only Class B shares have a conversion feature. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account -- Exchange Privilege."

    For a description of the methods of purchasing shares of the California Money Market Series, see the Prospectus of the California Money Market Series.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the California Income Series and the California Series and the Distributor, Class A shares are sold at a maximum sales charge of 3% and Class B* and Class C* shares are sold at net asset value. Using the net asset value of these Series at August 31, 1995, the maximum offering price of the Series' shares would have been as follows:



                                                                                                        CALIFORNIA
                                                                                           CALIFORNIA     INCOME
                                                                                             SERIES       SERIES
                                                                                           -----------  -----------
CLASS A
-----------------------------------------------------------------------------------------
Net asset value and redemption price per Class A share...................................   $   11.49    $   10.28
Maximum sales charge (3% of offering price)..............................................         .36          .32
                                                                                           -----------  -----------
Offering price to public.................................................................   $   11.85    $   10.60
                                                                                           -----------  -----------
                                                                                           -----------  -----------
CLASS B
-----------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per Class B share*..................   $   11.49    $   10.28
                                                                                           -----------  -----------
                                                                                           -----------  -----------
CLASS C
-----------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per Class C share*..................   $   11.49    $   10.28
                                                                                           -----------  -----------
                                                                                           -----------  -----------

------------------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges" in the Prospectus of each applicable series.


REDUCTION AND WAIVER OF INITIAL SALES CHARGES -- CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide -- Alternative Purchase Plan" in the applicable Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectuses. The Distributor must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

    LETTERS OF INTENT. Reduced sales charges are also available to investors or an eligible group of related investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Letter of Intent does not obligate the investor to purchase, nor the California Series or the California Income Series to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the California Series or the California Income Series pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES

    The contingent deferred sales charge is waived under circumstances described in the applicable Prospectuses. See "Shareholder Guide -- How to Sell Your Shares -- Waiver of the Contingent Deferred Sales Charges -- Class B Shares" in the Prospectuses. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
Death                                             A  copy of  the shareholder's  death certificate
                                                  or, in  the  case of  a  trust, a  copy  of  the
                                                  grantor's  death certificate, plus a copy of the
                                                  trust agreement identifying the grantor.
Disability -  An individual  will be  considered  A  copy  of the  Social  Security Administration disabled if he or she is unable to engage in any  award letter or a letter from a physician on the
substantial gainful  activity by  reason of  any  physician's    letterhead   stating   that   the
medically  determinable   physical   or   mental  shareholder  (or, in  the case  of a  trust, the
impairment which can  be expected  to result  in  grantor)  is  permanently  disabled.  The letter death or to be of long-continued and  indefinite  must also indicate the date of disability.
duration.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT -- CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of a series of the Fund purchased prior to August 1, 1994, if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of a series of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of a series of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                    CONTINGENT DEFERRED SALES CHARGE AS A
                                 PERCENTAGE OF DOLLARS INVESTED OR REDEMPTION
                                                   PROCEEDS
YEAR SINCE PURCHASE PAYMENT     ----------------------------------------------
 MADE                            $500,001 TO $1 MILLION      OVER $1 MILLION
------------------------------  ------------------------   -------------------
First.........................               3.0%                    2.0%
Second........................               2.0%                    1.0%
Third.........................               1.0%                    0  %
Fourth and thereafter.........               0  %                    0  %

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Class A, Class B or Class C shares of the California Income Series or the California Series or upon the initial purchase of shares of the California Money Market Series, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Series of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value (without a sales charge) by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholders will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The California Income Series and the California Series make available to their shareholders the privilege of exchanging their shares of the Series for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the California Income Series and the California Series. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    CLASS A. Shareholders of the California Income Series and the California Series may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.


    The  following  money  market  funds participate  in  the  Class  A Exchange
Privilege:

       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New Jersey Money Market Series)
        (New York Money Market Series)

       Prudential MoneyMart Assets

       Prudential Tax-Free Money Fund

    CLASS B AND CLASS C. Shareholders of the California Income Series and the California Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the California Income Series and the California Series may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange.

Upon subsequent redemption from such money market fund or after re-exchange into the Series, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares, respectively, of the California Income Series and the California Series without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING (NOT APPLICABLE TO CALIFORNIA MONEY MARKET SERIES)

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)


    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF
MONTHLY INVESTMENTS:                                $100,000    $150,000    $200,000    $250,000
--------------------------------------------------  ---------   ---------   ---------   ---------
25 Years..........................................  $    110    $    165    $    220    $    275
20 Years..........................................       176         264         352         440
15 Years..........................................       296         444         592         740
10 Years..........................................       555         833       1,110       1,388
 5 Years..........................................     1,371       2,057       2,742       3,428
See "Automatic Savings Accumulation Plan."

------------------------

    (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-94 academic year.


    (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the California Income Series or the California Series monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges" in the Prospectus of each applicable Series.

    In the case of shares held through the Transfer Agent, (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under the plan. See "Shareholder Investment Account -- Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal upon 30 days' written notice to the shareholders.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

HOW TO REDEEM SHARES OF THE CALIFORNIA MONEY MARKET SERIES

    Redemption orders submitted to and received by Prudential Mutual Fund Services, Inc. (PMFS) will be effected at the net asset value next determined after receipt of the order. Shareholders of the California Money Market Series (other than Prudential Securities clients for whom Prudential Securities has purchased shares of such Series) may use Check Redemption, Expedited Redemption or Regular Redemption.

    CHECK REDEMPTION

    Shareholders are subject to the Custodian's rules and regulations governing checking accounts, including the right of the Custodian not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

    Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 days after receipt of the purchase check by PMFS unless the Fund or PMFS has been advised that the purchase check has been honored. Such delay may be avoided by purchasing shares by certified or official bank checks or by wire. If insufficient shares are in the account, or if the purchase was made by check within 10 days, the check is returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

    There is a service charge of $5.00 payable to PMFS to establish a checking account and to order checks. The Custodian and the Fund have reserved the right to modify this checking account privilege or to impose a charge for each check presented for payment for any individual account or for all accounts in the future.

    The Fund or PMFS may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5015.

    EXPEDITED REDEMPTION

    To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5015.

    In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited
Redemption Authorization Form and submit it to PMFS at the address set forth above. Requests to change a bank or account must be signed by each shareholder and each signature must be guaranteed by: (a) a commercial bank which is a member of the Federal Deposit Insurance Corporation; (b) a trust company; or (c) a member firm of a domestic securities exchange. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm, and "Signature Guaranteed" should appear with the signature. Signature guarantees by savings banks, savings and loan associations and notaries will not be accepted. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

    To receive further information, investors should contact PMFS at (800) 225-1852.

    REGULAR REDEMPTION

    Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by duly endorsed share certificates, if issued. If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential District or Ordinary offices. The Fund may change the signature guarantee requirements from time to time on notice to shareholders, which may be given by means of a new Prospectus. All correspondence concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. Regular redemption is made by check sent to the shareholder's address.


MUTUAL FUND PROGRAMS



    From time to time, the Fund (or a portfolio of the Fund) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.



    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE

    The net asset value per share of a series is the net worth of such series (assets including securities at value minus liabilities) divided by the number of shares of such series outstanding. Net asset value is calculated separately for each class. The Fund will compute its net asset value daily at 4:15 P.M., New York time, for the California Series and the California Income Series and at 4:30 P.M., New York time, for the California Money Market Series on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the applicable series have been received or on days on which changes in the value of the portfolio securities of that series do not affect net asset value. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time (with respect to shares of the California Series and the California Income Series) and between such closing and 4:30 P.M., New York time (with respect to shares of the California Money Market Series).

    Portfolio securities for which market quotations are readily available are valued at their bid quotations. When market quotations are not readily available, such securities and other assets are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures, the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Trustees believe that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term instruments which mature in less than 60 days are valued at amortized cost, if their original term to maturity was less than 60 days, or are valued at amortized cost on the 60th day prior to maturity if their original term to maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    The California Money Market Series uses the amortized cost method to determine the value of its portfolio securities in accordance with regulations of the SEC. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the California Money Market Series, the Trustees have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the SEC. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, the California Money Market Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the California Money Market Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the California Money Market Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

                            PERFORMANCE INFORMATION

CALIFORNIA SERIES AND CALIFORNIA INCOME SERIES

    YIELD. Each of the California Series and California Income Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. This yield will be computed by dividing the Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period.

    The series' yield is computed according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

    Where:    a  =  dividends and interest earned during the period.
              b  =  expenses accrued for the period (net of reimbursements).
              c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
              d  =  the  maximum offering price  per share on  the last day of the period.


The California Series' yield for Class A, Class B and Class C shares for the 30 days ended August 31, 1995 was 5.02%, 4.78% and 4.54%, respectively (4.97%, 4.73% and 4.49%, respectively, adjusted for management fee waivers). The California Income Series' yield for its Class A, Class B and Class C shares for the 30 days ended August 31, 1995 was 5.79%, 5.57% and 5.32%, respectively (5.36%, 5.14% and 4.87%, respectively, adjusted for management fee waivers).



    The California Series and California Income Series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The California Series and California Income Series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the State tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. For the 30 days ended August 31, 1995, the California Series' tax equivalent yield (assuming a federal tax rate of 36%) for Class A, Class B and Class C shares was 8.81%, 8.39% and 7.97%, respectively (8.73%, 8.30% and 7.88%, respectively, adjusted for management fee waivers). The California Income Series' tax equivalent yield (assuming a federal tax rate of 36%) for its Class A, Class B and Class C shares for the 30 days ended August 31, 1995 was 10.17%, 9.78% and 9.34%, respectively (9.41%, 9.02% and 8.55%, respectively, adjusted for management fee waivers).


    AVERAGE ANNUAL TOTAL RETURN. Each of the California Series and California Income Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus of each Series.

    Average annual total return is computed according to the following formula:
                             P(1+T)POWER OF N = ERV

    Where:  P  = a hypothetical initial payment of $1000.
            T  = average annual total return.
            n  = number of years.
            ERV = Ending  Redeemable Value  at the  end of the  1, 5  or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The California Series' average annual total returns for the periods ended August 31, 1995 are as follows:



                                        CLASS A                        CLASS B                      CLASS C
                                ------------------------   --------------------------------   -------------------
                                 ONE    FIVE      FROM      ONE    FIVE     TEN      FROM       ONE        FROM
                                YEAR    YEARS   INCEPTION  YEAR    YEARS   YEARS   INCEPTION    YEAR     INCEPTION
                                -----   -----   --------   -----   -----   -----   --------   --------   --------
Average Annual Total Return...  4.67%   7.50%     7.01%    2.56%   7.58%   7.51%     8.24%      6.24%      6.71%
Average Annual Total Return
 Adjusted for
 Subsidy/Waiver...............  4.67%   7.50%     7.01%    2.56%   7.58%   7.47%     8.18%      6.24%      6.77%



    The California Income Series' average annual total returns for the periods ended August 31, 1995 are as follows:



                                    CLASS A              CLASS B               CLASS C
                                ----------------   -------------------   -------------------
                                 ONE      FROM                  FROM                  FROM
                                YEAR    INCEPTION  ONE YEAR   INCEPTION  ONE YEAR   INCEPTION
                                -----   --------   --------   --------   --------   --------
Average Annual Total Return...  4.44%     8.24%      2.24%      1.78%      5.78%      6.70%
Average Annual Total Return
 Adjusted for
 Subsidy/Waiver...............  4.03%     7.82%      1.84%       .69%      5.57%      6.52


    AGGREGATE TOTAL RETURN. Each of the California Series and California Income Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus of each Series. Aggregate total return represents the cumulative change in the value of an investment in one of the Series and is computed according to the following formula:

                                    ERV - P
                                    --------
                                       P

    Where:  P  = a hypothetical initial payment of $1000.
            ERV = Ending Redeemable Value  at the  end of the  1, 5  or 10  year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total return for Class A shares of the California Series for the one year, five year and since inception (January 22, 1990) periods ended August 31, 1995 was 7.90%, 48.00% and 50.73%, respectively, and for the California Income Series for the one year and since inception (December 3, 1990) periods ended August 31, 1995 was 7.67% and 50.07%, respectively. The aggregate total return for Class B shares of the California Series for the one year, five year and ten year periods ended August 31, 1995 was 7.56%, 45.08% and 106.3%, respectively, and for the California Income Series for the one year and since inception (December 6, 1993) periods ended August 31, 1995 was 7.24% and 7.34%. The aggregate total return for Class C shares for the one year and since inception (August 1, 1994) periods ended August 31, 1995 for the California Series and the California Income Series was 7.29% and 7.34% and 6.98% and 7.48%, respectively.


CALIFORNIA MONEY MARKET SERIES

    The California Money Market Series will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the California Money Market Series' portfolio and its operating expenses. The California Money Market Series may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


    The California Money Market Series may also calculate its tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the State tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. The California Money Market Series' 7-day tax equivalent yield (assuming a
federal tax rate of 36%) as of August 31, 1995 was    %.


    Comparative performance information may be used from time to time in advertising or marketing the California Money Market Series' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report or other industry publications.

    The California Money Market Series' yield fluctuates, and an annualized yield quotation is not a representation by the California Money Market Series as to what an investment in the California Money Market Series will actually yield for any given period. Yield for the California Money Market Series will vary based on a number of factors including changes in market conditions, and level of interest rates and the level of California Money Market Series income and expenses.

    From time to time, the performance of the series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation. 1

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 A LOOK AT PERFORMANCE OVER THE LONG-TERM
(1926-1992)
                                                          Common Stocks      Long-Term Government Bonds  Inflation
Average Annual Total Return                                      10.30%                           4.80%      3.10%

    (1) Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation -- 1993 Yearbook", (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund.

                       DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS

    All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically received in additional Fund shares monthly at net asset value on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared to the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last previous business day on which the Fund is open for business. Accordingly, a shareholder of the California Series and the California Income Series who redeems his or her shares effective as of 4:15 P.M. (4:30 P.M. for the California Money Market Series), New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor in the California Series and the California Income Series whose purchase order is effective as of 4:15 P.M. (4:30 P.M. for the California Money Market Series), New York time, on a Friday does not begin earning dividends until the following business day. For series other than California Money Market Series, net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily. For the California Money Market Series, net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily plus/minus any capital gains/losses.

    Net realized capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically received in additional shares of the series.

    The per share dividends on Class B and Class C shares of the California Series and the California Income Series will be lower than the per share dividends on Class A shares of the California Series and the California Income Series, respectively, as a result of the higher distribution-related fee applicable to the Class B shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

    Annually, the Fund will mail to shareholders information regarding the tax status of distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

FEDERAL TAXATION

    Under the Internal Revenue Code, each series of the Fund is required to be treated as a separate entity for federal income tax purposes. Each series of the Fund has elected to qualify and intends to remain qualified to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during the taxable year which it distributes to its shareholders, assuming it distributes at least 90% of its net investment income and short-term capital gains and 90% of any excess of its tax-exempt interest over certain disallowed deductions during the taxable year. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company, each series of the Fund must, among other things, (a) derive at least 90% of its gross income (without offset for losses) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities; (b) derive less than 30% of its gross income (without offset for losses) from the sale or other disposition of stock, securities or futures contracts or options thereon held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the assets of the series is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the assets of the series and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. Government securities).


    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the 28% alternative minimum tax on individuals and the 20% alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders, shareholders will be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income,
(ii)   in  calculating  the  environmental  tax  equal  to  0.12  percent  of  a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.


    Distributions of taxable net investment income and of the excess of net short-term capital gain over the net long-term capital loss are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.

    Since each series is treated as a separate entity for federal income tax purposes, the determination of the amount of net capital gains, the identification of those gains as short-term or long-term and the determination of the amount of income dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred in that series. Net capital gains of a series which are available for distribution to shareholders are computed by taking into account any capital loss carryforward of the series.


    Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the series at its original issue.


    The purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such put option (or any other Section 1256 contract under the Internal Revenue Code) will be treated as 60% long-term and 40% short-term capital gain or loss. On the last trading day of the fiscal year of the series, all outstanding put options or other Section 1256 contracts will be treated as if such positions were closed out at their closing price on such day, with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. In addition, positions held by a series which consist of at least one debt security and at least one put option which substantially reduces the risk of loss of the series with respect to that debt security constitute a "mixed straddle" which is governed by certain provisions of the Internal Revenue Code that may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Each series may consider making certain tax elections applicable to mixed straddles.

    The California Series' and the California Income Series' hedging activities may be affected by the requirement under the Internal Revenue Code that less than 30% of the series' gross income be derived from the sale or other disposition of securities, futures contracts, options and other instruments held for less than three months. From time to time, this requirement may cause the series to limit their acquisitions of futures contracts to those that will not expire for at least three months. At the present time, there is only a limited market for futures contracts on the municipal bond index that will not expire within three months. Therefore, to meet the 30%/3 month requirement, the series may choose to use futures contracts based on fixed-income securities that will not expire within three months.

    Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends received deduction. Distributions of long-term capital gain of the Fund are includible in income subject to the alternative minimum tax.

    If any net long-term capital gains in excess of net short-term capital losses are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their series shares by the differences between their PRO RATA share of such gains and their tax credit.

    Any short-term capital loss realized upon the redemption of shares within 6 months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Any loss realized upon the redemption of shares within 6 months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution.

    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

    Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolio of the Fund has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the Fund may be adversely affected. In such case, each series would reevaluate its investment objective and policies.

    All distributions of taxable net investment income and net realized capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all proceeds from the redemption or exchange of shares are subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. Such withholding is also required on taxable dividends and capital gains distributions unless it is reasonably expected that at least 95% of the distributions of the series are comprised of tax-exempt interest. If the withholding provisions are applicable, any taxable distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

CALIFORNIA TAXATION

    In any year in which each series qualifies as a regulated investment company under the Internal Revenue Code and is exempt from federal income tax, (i) such series will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii) provided 50% or more of the value of the total assets of such series at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law, such series will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

    Individual shareholders of a series who reside in California will not be subject to California personal income tax on distributions received from the series to the extent such distributions are attributable to interest received by the series during its taxable year on obligations which (when held by an individual) pay interest that is exempt from taxation under California law. Distributions from such series which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax.

    The portion of dividends constituting exempt-interest dividends is that portion derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law. The total amount of California exempt-interest dividends paid by a series to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the series during such year on such obligations less any expenses and expenditures (including dividends paid to corporate shareholders) deemed to have been paid from such interest. Any dividends paid to corporate shareholders subject to the California franchise or corporate income tax will be taxed as ordinary dividends to such shareholders.

    Distributions of investment income and long-term and short-term capital gains will not be excluded from taxable income in determining the California corporate income or franchise tax for corporate shareholders. In addition, such distributions may be includable in income subject to the alternative minimum tax.

    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a series will not be deductible for California personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Internal Revenue Code, any loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within 6 months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

    Shares of the Fund will not be subject to the California property tax.

    The foregoing is only a summary of some of the important California income tax considerations generally affecting the Fund and its shareholders. The Fund has obtained an opinion of its California tax counsel which confirms these state tax consequences for California resident individuals and corporations. No attempt is made to present a detailed explanation of the California personal income tax treatment of a series or its shareholders, and this discussion is not intended as a substitute for careful planning. Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investments in the Fund and their own California tax situation.

                        ORGANIZATION AND CAPITALIZATION

    The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 18, 1984, as amended. The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability; under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

    Counsel for the Fund have advised the Fund that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims when the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his, her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his, her or its duties. It also provides that all third parties shall look solely to the Fund property or the property of the appropriate series of the Fund for satisfaction of claims arising in connection with the affairs of the Fund or of the particular series of the Fund, respectively. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

    Other distinctions between a corporation and a Massachusetts business  trust
include   the  absence  of  a  requirement  that  business  trusts  issue  share certificates.

    The Fund and each series thereof shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    The authorized capital of the Fund consists of an unlimited number of shares of beneficial interest, $.01 par value, issued in three series. Each series of the Fund, for federal income tax and Massachusetts state law purposes, will constitute a separate trust which will be governed by the provisions of the Declaration of Trust. All shares of any series of the Fund issued and outstanding will be fully paid and non-assessable by the Fund. Each share of each series of the Fund represents an equal proportionate interest in that series with each other share of that series. The assets of the Fund received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of such series, are specially allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of the Fund. Under no circumstances would the assets of a series be used to meet liabilities which are not otherwise properly chargeable to it. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series or which are general or allocable to two or more series. Upon redemption of shares of a series of the Fund, the shareholder will receive proceeds solely of the assets of such series. In the event of the dissolution or liquidation of the Fund, the holders of the shares of any series are entitled to receive as a class the underlying assets of such series available for distribution to shareholders.

    Shares of the Fund entitle their holders to one vote per share. However, on any matter submitted to a vote of the shareholders, all shares then entitled to vote will be voted by individual series, unless otherwise required by the Investment Company Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve the proposal as to those series.

    The Fund does not intend to hold annual meetings of shareholders.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of that series or class) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to removal upon the action of two-thirds of the outstanding shares of beneficial interest) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they chose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND
                            INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171 serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed -- Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus of each Series.


    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, in addition to a new set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication and other costs. For the fiscal year ended August 31, 1995, the Fund incurred fees of approximately $228,100 ($66,500 for the California Series, $112,000 for the California Money Market Series and $49,600 for the California Income Series) for the services of PMFS.


    Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                   DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS


MOODY'S INVESTORS SERVICE

BOND RATINGS

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds rated within the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1 and Baa1.

SHORT-TERM RATINGS

    Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

    MIG  1:   Loans  bearing  the designation  MIG 1  are  of the  best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2:   Loans  bearing the  designation MIG  2 are  of high  quality,  with margins of protection ample although not so large as in the preceding group.

    MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SHORT-TERM DEBT RATINGS

    Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year.

    Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.


    Prime-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

    A:   Debt rated A has a strong  capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

COMMERCIAL PAPER RATINGS

    An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


    A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


MUNICIPAL NOTES

    A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

Portfolio of Investments as of           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1995                          CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.6%
------------------------------------------------------------------------------------------------------------------------------
Alameda Impvt. Bond Act of 1915,
   Marina Vlg. Assmt. Dist. 89-1                                NR                7.55%       9/02/06   $  1,700     $  1,755,403
   Marina Vlg. Assmt. Dist. 89-1                                NR                7.65        9/02/09      1,120        1,158,338
Arcadia Unified Sch. Dist.,
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa              Zero         9/01/10      1,765          728,186
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa              Zero         9/01/14      1,370          433,386
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa              Zero         9/01/15      2,555          754,849
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa              Zero         9/01/16      1,225          339,129
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa              Zero         9/01/17      1,790          464,183
Bakersfield Pub. Fac. Corp., Cert. of Part., Wst. Wtr.
   Treat. Plant, No. 3                                          A1                8.00        1/01/10      2,750 (c)    3,010,425
Baldwin Park California Pub. Fin. Auth. Rev.                    BBB(b)            7.05        9/01/14      1,020        1,049,070
Berkley Hosp. Rev., Alta Bates Hosp. Corp.                      Baa1              7.65       12/01/15      1,715 (c)    1,977,549
Brea Pub. Fin. Auth. Rev., Tax Alloc. Redev. Proj., Ser. C      NR                8.10        3/01/21      5,000        5,292,800
Buena Park Cmnty. Redev. Agcy. Tax Allocation, Central
   Bus. Dist. Proj.                                             BBB+(b)           7.10        9/01/14      2,500        2,570,125
California St. Brd. of Pub. Wks., Lease Rev.,
   Univ. of California at San Diego, High Technology
      Facs., Ser. A                                             A1                7.375       4/01/06      1,570        1,687,483
   Univ. of California at Santa Barbara, High Technology
      Facs.,
      Ser. A                                                    A1                8.125       2/01/08      2,500 (c)    2,779,375
California St. Brd. of Pub., Wks. Lease Rev., Ser. A            A1                5.00        6/01/23      3,115        2,597,474
California St. Hlth. Facs. Fin. Auth. Rev.,
   Episcopal Homes Foundation, Ser. A                           A(b)              7.70        7/01/18      2,500        2,707,725
   Eskaton Properties                                           A(b)              7.50        5/01/20      4,500 (c)    5,096,475
   Sutter Hlth. Sys., Ser. B                                    NR                8.00        1/01/16        750 (c)      802,635
California St. Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge.,
   Ser. A                                                       Aa               Zero         2/01/15      8,420        1,275,462
California St. Poll. Ctrl. Fin. Auth. Rev., Pacific Gas &
   Elec. Co., Ser. A                                            A2                8.20       12/01/18      3,250        3,519,132
California Statewide Cmnty. Dev. Corp., Children's Hosp.,
   M.B.I.A.                                                     Aaa               4.75        6/01/21      1,700        1,401,769
Chula Vista Redev. Agcy., Refunding Tax Alloc.                  BBB+(b)           7.625       9/01/24      4,500        4,828,005
Contra Costa Cnty., Spec. Tax, Cmnty. Facs. Dist.
   No.1991-1, Pleasant Hill                                     NR                8.125       8/01/16      1,300        1,376,687
Desert Hosp. Dist., Cert. of Part.                              AAA(b)            8.10        7/01/20      5,000 (c)    5,884,100
East Palo Alto Sanit. Dist., Cert. of Part.                     NR                8.25       10/01/15      1,295        1,385,961
Fairfield Pub. Fin. Auth. Rev., Fairfield Redev. Projs.,
   Ser. A                                                       NR                7.90        8/01/21      4,200 (c)    4,974,690
Fontana Cmnty. Facs., Dist. No. 2, Spec. Tax Rev.,
   Ser. B                                                       NR                8.50        9/01/17      3,000        3,177,870
Foothill/Eastern Trans. Corridor Agcy.
   Toll Rd. Rev.                                                Baa              Zero         1/01/16      5,000        1,214,750
   Toll Rd. Rev.                                                Baa              Zero         1/01/18      2,950          616,904
Kings Cnty. Wst. Mgmt. Auth., Solid Wst. Rev.                   BBB+(b)           7.20       10/01/14      1,225        1,290,905
Long Beach Redev. Agcy. Dist. No. 3, Spec. Tax Rev.             NR                6.375       9/01/23      3,000        2,795,370

--------------------------------------------------------------------------------

See Notes to Financial Statements.                                          B-47

Portfolio of Investments as of             PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1995                            CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., Cert. of Part.,
   Civic Ctr. Heating & Refrigeration Plant                     A1                8.00%       6/01/10   $  2,000 (c) $  2,231,440
   Correctional Facs. Proj., M.B.I.A.                           Aaa              Zero         9/01/10      3,770        1,539,630
   Solheim Lutheran Nursing Home Proj.                          A(b)              8.125      11/01/17      2,000 (c)    2,207,460
Los Angeles Cnty., Hsg. Auth., Multifam. Mtge. Rev.,
   MayFlower Gardens Proj., Ser. K, G.N.M.A.                    AAA(b)            8.875      12/20/10      2,100 (c)    2,573,046
Los Angeles Conv. & Exhib. Ctr. Auth., Cert. of Part.           Aaa               9.00       12/01/10      1,250 (c)(d) 1,663,725
Los Angeles Dept. of Wtr. & Pwr., Elec. Plant Rev.              Aaa               5.375       9/01/23      8,940        8,164,008
Met. Wtr. Dist. of Southern California,
   Rev. Linked S.A.V.R.S. & R.I.B.S.                            Aa                5.75        8/10/18      1,000          961,810
   Waterworks Rev., Ser. A                                      Aa                5.75        7/01/21      4,000        3,920,560
Mojave Desert & Solid Wst. Victor Valley Materials, Recov.
   Fac.                                                         Baa1              7.875       6/01/20      1,175        1,250,647
Orange Cnty. Loc. Trans., Auth. Linked S.A.V.R.S. & R.I.B.      Aa                6.20        2/14/11      1,500        1,482,330
Orange Cnty. Loc. Trans. Auth., S.A.V.R.S. & R.I.B.,
   A.M.B.A.C.                                                   Aaa               6.20        2/14/11      4,000        4,128,120
Redding Elec. Sys. Rev., Cert. of Part., Reg. Linked
   S.A.V.R.S. & R.I.B.                                          Aaa               6.368       7/01/22      3,550        3,722,281
Riverside Wtr. Rev., Tyler Mall Cmnty. Facs.                    Aa               Zero        10/01/07      1,660          843,678
Roseville City Sch. Dist., Ser. A, F.G.I.C.                     Aaa              Zero         8/01/10      1,230          509,983
San Bernardino Cnty., Cert. of Part., Med. Ctr. Fin. Proj.      Baa1              5.50        8/01/22      4,400        3,813,788
San Bernardino Cnty., Cert. of Part., Med. Ctr. Fin.
   Proj., Ser. A, M.B.I.A.                                      Aaa               5.50        8/01/22      8,000        7,418,320
San Diego Cnty. Regl. Trans. Cmnty., Sales Tax Rev., Ser.
   A                                                            A1                6.00        4/01/08      1,750        1,793,418
San Francisco City & Cnty.,
   Pub. Utils. Comn. Wtr. Rev.                                  Aa                8.00       11/01/11      2,000        2,193,940
   Redev. Agcy., Lease Rev.                                     A                Zero         7/01/09      2,000          871,000
Santa Ana Tax Alloc., South Main St. Redev., M.B.I.A.           Aaa               5.00        9/01/19      3,000        2,624,430
Santa Cruz Cnty. Pub. Fin. Auth. Rev., Tax Alloc. Sub.
   Ln., Ser. B                                                  AAA(b)            7.625       9/01/21      2,350 (c)    2,693,288
Santa Margarita, Dana Point Auth., M.B.I.A.,
   Impvt. Dists. 3, 3A, 4 & 4A                                  Aaa               7.25        8/01/08      2,500        2,943,875
   Impvt. Dists. 3, 3A, 4 & 4A                                  Aaa               7.25        8/01/09      2,400        2,822,592
   Impvt. Dists. 3, 3A, 4 & 4A                                  Aaa               7.25        8/01/14      1,000        1,171,510
So. Orange Cnty. Pub. Fin. Auth.,
   Foothill Area Proj., F.G.I.C.                                Aaa               8.00        8/15/08        750          933,997
   Foothill Area Proj., F.G.I.C.                                Aaa               6.50        8/15/10        750          823,343
   Spec. Tax Rev., M.B.I.A.                                     Aaa               7.00        9/01/11      3,500        3,989,335

--------------------------------------------------------------------------------
B-48                                          See Notes to Financial Statements.

Portfolio of Investments as of             PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1995                            CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Sonoma Cnty., Cert. of Part., Correctional Facs. Proj.          NR               8.125%       6/01/12    $ 4,000(c)  $  4,383,400
Southern California Pub. Pwr. Auth.,
   Proj. Rev.                                                   A                6.75         7/01/10      2,250        2,402,528
   Proj. Rev.                                                   A                6.75         7/01/12      2,435        2,602,479
   Proj. Rev.                                                   A                6.75         7/01/13      4,000        4,275,280
   Proj. Rev., A.M.B.A.C.                                       Aaa              Zero         7/01/16      7,925        2,284,777
   Proj. Rev., A.M.B.A.C.                                       Aaa              4.75         7/01/16      1,500        1,269,090
   Transmission Proj. Rev. Rfdg., Ser. A, F.G.I.C.              Aaa              Zero         7/01/12      7,080        2,617,193
Sulphur Springs Union Sch. Dist., Ser. A, M.B.I.A.              Aaa              Zero         9/01/09      2,000          890,920
Torrance Redev. Agcy., Tax. Alloc., Downtown Redev.             Baa               7.125       9/01/21      1,580        1,627,953
Univ. of California Rev., Pkg. Sys., Ser. C                     A                 7.75       11/01/14      2,000 (c)    2,130,280
Vacaville Cmnty. Redev. Agcy., Multifamily Rev.                 A-(b)             7.375      11/01/14      1,110        1,179,764
Victor Valley Union High Sch. Dist.
   Gen. Oblig., M.B.I.A.                                        Aaa              Zero         9/01/09      2,075          924,328
   Gen. Oblig., M.B.I.A.                                        Aaa              Zero         9/01/15      5,070        1,497,881
Virgin Islands Terr., Hugo Ins. Claims Fund Prog., Ser. 91      NR                7.75       10/01/06        880          958,918
Walnut Valley Unified School Dist., M.B.I.A.                    Aaa               6.00        8/01/15      1,870        1,918,171
Whittier Pub. Fin. Auth. Rev., Whittier Blvd. Redev.
   Proj., Ser. A                                                NR                7.50        9/01/14        825          856,334
                                                                                                                     ------------
Total Investments--98.6%
(cost $158,640,003; Note 4)                                                                                           170,057,065
Other assets in excess of liabilities--1.4%                                                                             2,365,890
                                                                                                                     ------------
Net Assets--100%                                                                                                     $172,422,955
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     F.G.I.C.--Financial Guaranty Insurance Company.
     G.N.M.A.--Government National Mortgage Association.
     M.B.I.A.--Municipal Bond Insurance Association.
     R.I.B.--Residual Interest Bonds.
     S.A.V.R.S.--Select Auction Variable Rate Securities.
 (b) Standard & Poor's rating.
 (c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (d) Entire principal amount pledged as initial margin on financial futures contracts.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                         B-49

                                         PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities      CALIFORNIA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $158,640,003)....................................................................      $170,057,065
Cash.........................................................................................................            35,116
Receivable for investments sold..............................................................................         3,885,142
Interest receivable..........................................................................................         2,798,656
Receivable for Series shares sold............................................................................            40,197
Other assets.................................................................................................             5,256
                                                                                                                   ------------
   Total assets..............................................................................................       176,821,432
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................         4,035,546
Dividends payable............................................................................................           103,135
Due to broker - variation margin.............................................................................            73,437
Payable for Series shares reacquired.........................................................................            67,513
Management fee payable.......................................................................................            65,247
Distribution fee payable.....................................................................................            49,699
Deferred trustees' fees......................................................................................             3,900
                                                                                                                   ------------
   Total liabilities.........................................................................................         4,398,477
                                                                                                                   ------------
Net Assets...................................................................................................      $172,422,955
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    150,025
   Paid-in capital in excess of par..........................................................................       165,724,971
                                                                                                                   ------------
                                                                                                                    165,874,996
   Accumulated net realized loss on investments..............................................................        (4,754,415)
   Net unrealized appreciation on investments................................................................        11,302,374
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $172,422,955
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($68,402,692 / 5,950,853 shares of beneficial interest issued and outstanding).........................            $11.49
   Maximum sales charge (3.0% of offering price).............................................................               .36
   Maximum offering price to public..........................................................................            $11.85
Class B:
   Net asset value, offering price and redemption price per share
      ($103,891,126 / 9,040,454 shares of beneficial interest issued and outstanding)........................            $11.49
Class C:
   Net asset value, offering price and redemption price per share
      ($129,137 / 11,237 shares of beneficial interest issued and outstanding)...............................            $11.49

--------------------------------------------------------------------------------
B-50                                          See Notes to Financial Statements.

PRUDENTIAL CALIFORNIA MUNICIPAL FUND       PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA SERIES                          CALIFORNIA SERIES
Statement of Operations                    Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
                                               ---------------
Income
   Interest.................................     $11,902,826
                                               ---------------
Expenses
   Management fee, net of waiver of
      $58,693...............................         836,149
   Distribution fee--Class A................          42,617
   Distribution fee--Class B................         681,374
   Distribution fee--Class C................             572
   Transfer agent's fees and expenses.......          93,000
   Custodian's fees and expenses............          63,000
   Registration fees........................          55,000
   Reports to shareholders..................          50,000
   Audit fee................................          17,000
   Legal fee................................          15,000
   Trustees' fees...........................           8,000
   Miscellaneous............................           6,379
                                               ---------------
      Total expenses........................       1,868,091
Less: custodian fee credit..................         (13,179)
                                               ---------------
      Net expenses..........................       1,854,912
                                               ---------------
Net investment income.......................      10,047,914
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         962,101
   Financial futures transactions...........      (1,160,490)
                                               ---------------
                                                    (198,389)
                                               ---------------
Net change in unrealized appreciation on:
   Investments..............................       2,551,628
   Financial futures contracts..............         (41,406)
                                               ---------------
                                                   2,510,222
                                               ---------------
Net gain on investments.....................       2,311,833
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $$12,359,747
                                               ---------------
                                               ---------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                          1995             1994
Operations
   Net investment income.........  $  10,047,914    $ 11,071,242
   Net realized loss on
      investment transactions....       (198,389)     (1,281,438)
   Net change in unrealized
      appreciation/depreciation
      of investments.............      2,510,222     (12,467,405)
                                   -------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations.................     12,359,747      (2,677,601)
                                   -------------    ------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A....................     (2,510,344)       (658,209)
      Class B....................     (7,533,552)    (10,413,033)
      Class C....................         (4,018)             --
                                   -------------    ------------
                                     (10,047,914)    (11,071,242)
                                   -------------    ------------
   Distributions to shareholders
      from net realized gains
      Class A....................             --        (111,145)
      Class B....................             --      (1,998,700)
                                   -------------    ------------
                                              --      (2,109,845)
                                   -------------    ------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold.......................     14,662,935      27,913,990
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions..............      5,451,092       7,430,369
   Cost of shares reacquired.....    (47,070,094)    (41,168,151)
                                   -------------    ------------
   Net decrease in net assets
      from Series share
      transactions...............    (26,956,067)     (5,823,792)
                                   -------------    ------------
Total decrease...................    (24,644,234)    (21,682,480)
Net Assets
Beginning of year................    197,067,189     218,749,669
                                   -------------    ------------
End of year......................  $ 172,422,955    $197,067,189
                                   -------------    ------------
                                   -------------    ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.                                         B-51

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA SERIES
--------------------------------------------------------------------------------
Prudential California Municipal Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Series (the ``Series'') commenced investment operations on September 19, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.
Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's

--------------------------------------------------------------------------------
B-52

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA SERIES
--------------------------------------------------------------------------------
performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $58,693 ($.004 per share, .03% of average net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $28,300 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the fiscal year ended August 31, 1995, it received approximately $350,000 and $160 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1995, the Series incurred fees of approximately $66,500 for the services of PMFS. As of August 31, 1995, approximately $5,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1995 were $76,235,223 and $91,333,495, respectively.
At August 31, 1995, the Series sold 82 financial futures contracts on U.S. Treasury Bonds and 58 financial futures contracts on the Municipal Bond Index, both of which expire in September 1995. The value at disposition of such contracts was $16,027,812. The value of such contracts on August 31, 1995 was $16,142,500, thereby resulting in an unrealized loss of $114,688.
The cost basis of investments for federal income tax purposes was substantially the same as for financial reporting purposes and, accordingly, at August 31, 1995 net unrealized appreciation of investments for federal income tax purposes was $11,417,062 (gross unrealized appreciation--$12,199,936; gross unrealized depreciation--$782,874).
For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 1995 of approximately $4,882,400 which expires in 2003.
------------------------------------------------------------
Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

--------------------------------------------------------------------------------
                                                                            B-53

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA SERIES
--------------------------------------------------------------------------------
The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
Transactions in shares of beneficial interest for the fiscal years ended August 31, 1995 and 1994 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     378,328    $  4,180,841
Shares issued in reinvestment of
  dividends.........................     117,773       1,337,448
Shares reacquired...................  (1,225,036)    (13,742,541)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (728,935)     (8,224,252)
Shares issued upon conversion from
  Class B...........................   5,610,964      62,338,422
                                      ----------    ------------
Net increase in shares
  outstanding.......................   4,882,029    $ 54,114,170
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................     418,290    $  4,907,256
Shares issued in reinvestment of
  dividends and distributions.......      37,214         435,710
Shares reacquired...................    (300,703)     (3,517,825)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     154,801    $  1,825,141
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     928,019    $ 10,337,210
Shares issued in reinvestment of
  dividends.........................     370,841       4,111,099
Shares reacquired...................  (3,028,920)    (33,303,902)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,730,060)    (18,855,593)
Shares reacquired upon conversion
  into Class A......................  (5,610,964)    (62,338,422)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (7,341,024)   $(81,194,015)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................   1,940,266    $ 23,006,534
Shares issued in reinvestment of
  dividends and distributions.......     596,575       6,994,659
Shares reacquired...................  (3,247,104)    (37,650,326)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (710,263)   $ (7,649,133)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1995:
Shares sold.........................      13,073    $    144,884
Shares issued in reinvestment of
  dividends.........................         224           2,545
Shares reacquired...................      (2,078)        (23,651)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      11,219    $    123,778
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through August 31,
  1994:
Shares sold.........................          18    $        200
                                      ----------    ------------
                                      ----------    ------------

---------------
* Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
B-54

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                       CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                                Class A
                                         -----------------------------------------------------
                                                         Year Ended August 31,
                                         -----------------------------------------------------
                                          1995        1994        1993        1992       1991
                                         -------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $ 11.30     $ 12.16     $ 11.48     $11.01     $10.57
                                         -------     -------     -------     ------     ------
Income from investment operations
Net investment income................        .66(a)      .65         .69        .70        .69
Net realized and unrealized gain
   (loss) on investment
   transactions......................        .19        (.74)        .68        .47        .44
                                         -------     -------     -------     ------     ------
   Total from investment
      operations.....................        .85        (.09)       1.37       1.17       1.13
                                         -------     -------     -------     ------     ------
Less distributions
Dividends from net investment
   income............................       (.66)       (.65)       (.69)      (.70)      (.69)
Distributions from net realized
   gains.............................      --           (.12)      --          --         --
                                         -------     -------     -------     ------     ------
   Total distributions...............       (.66)       (.77)       (.69)      (.70)      (.69)
                                         -------     -------     -------     ------     ------
Net asset value, end of year.........    $ 11.49     $ 11.30     $ 12.16     $11.48     $11.01
                                         -------     -------     -------     ------     ------
                                         -------     -------     -------     ------     ------
TOTAL RETURN(b):.....................       7.90%      (0.80)%     12.30%     10.95%     10.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $68,403     $12,082     $11,116     $5,388     $4,188
Average net assets (000).............    $42,617     $11,812      $7,728     $4,322     $2,748
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        .73%(a)     .73%        .77%       .82%       .88%
   Expenses, excluding distribution
      fees...........................        .63%(a)     .63%        .67%       .72%       .78%
   Net investment income.............       5.90%(a)    5.57%       5.82%      6.25%      6.37%
Portfolio turnover rate..............         44%         69%         43%        53%        53%

---------------
 (a) Net of fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                          B-55

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                       CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                                   Class B                                      Class C
                                                           -------------------------                   -------------------------
                                                                                                                        August 1,
                                                                                                             Year        1994(d)
                                                            Year Ended August 31,                           Ended        through
                                         ------------------------------------------------------------     August 31,    August 31,
                                           1995         1994         1993         1992         1991          1995          1994
                                         --------     --------     --------     --------     --------     ----------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $  11.29     $  12.15     $  11.48     $  11.01     $  10.57       $11.29         $11.32
                                         --------     --------     --------     --------     --------       -----          ------

Income from investment operations
Net investment income................         .62(a)       .60          .64          .66          .64          .59(a)         .04
Net realized and unrealized gain
   (loss) on investment
   transactions......................         .20         (.74)         .67          .47          .44          .20          (.03)
                                         --------     --------     --------     --------     --------        -----          -----
   Total from investment
      operations.....................         .82         (.14)        1.31         1.13         1.08          .79            .01
                                         --------     --------     --------     --------     --------        -----          -----
Less distributions
Dividends from net investment
   income............................        (.62)        (.60)        (.64)        (.66)        (.64)        (.59)          (.04)
Distributions from net realized
   gains.............................       --            (.12)       --           --           --           --             --
                                         --------     --------     --------     --------     --------        -----          -----
   Total distributions...............        (.62)        (.72)        (.64)        (.66)        (.64)        (.59)          (.04)
                                         --------     --------     --------     --------     --------        -----          -----
Net asset value, end of period.......    $  11.49     $  11.29     $  12.15     $  11.48     $  11.01       $11.49         $11.29
                                         --------     --------     --------     --------     --------        -----          -----
                                         --------     --------     --------     --------     --------        -----          -----
TOTAL RETURN(b):.....................        7.56%       (1.20)%      11.74%       10.52%       10.54%        7.29%           .05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......    $103,891     $184,985     $207,634     $177,861     $169,190         $129           $200(e)
Average net assets (000).............    $136,275     $201,558     $190,944     $172,495     $169,220         $ 76           $199(e)
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        1.13%(a)     1.13%        1.17%        1.22%        1.28%        1.38%(a)     1.71%(c)
   Expenses, excluding distribution
      fees...........................         .63%(a)      .63%         .67%         .72%         .78%         .63%(a)      .96%(c)
   Net investment income.............        5.50%(a)     5.17%        5.44%        5.85%        5.98%        5.25%(a)     4.87%(c)
Portfolio turnover rate..............          44%          69%          43%          53%          53%          44%          69%

---------------
 (a) Net of fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.
 (e) Figures are actual and not rounded to the nearest thousand.

--------------------------------------------------------------------------------
B-56                                          See Notes to Financial Statements.

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Independent Auditors' Report               CALIFORNIA SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential California Municipal Fund, California Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential California Municipal Fund, California Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

Portfolio of Investments as               PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1995                        CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.5%
------------------------------------------------------------------------------------------------------------------------------
Alameda Cmnty. Facs. Dist., Spec. Tax Rev. No. 1                NR                7.75%       9/01/19   $  3,000     $  3,133,980
Arcadia Unified Sch. Dist.,
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa              Zero         9/01/09      1,200          534,552
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa              Zero         9/01/11      1,875          724,725
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa              Zero         9/01/12      2,045          739,963
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa              Zero         9/01/13      1,205          407,832
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa              Zero         9/01/18      1,940          471,013
Assoc. of Bay Area Govt's. Fin. Auth., Cert. of Part.,
   Ser. A, Channing House                                       A(e)              7.125       1/01/21      1,500        1,591,455
Baldwin Park Pub. Fin. Auth. Rev., Tax Alloc. Bonds             BBB(e)            7.10        9/01/24      1,225        1,256,948
Brea Pub. Fin. Auth. Rev., Tax Alloc. Redev. Proj., Ser. C      NR                8.10        3/01/21      3,000        3,175,680
Buena Park Cmnty. Redev. Agcy., Cent. Bus. Dist. Proj.          NR                7.80        9/01/14      3,325        3,471,067
California St. Dept. Wtr. Res. Rev., Central Valley Proj.       Aa                7.00       12/01/12      1,000        1,145,030
California St. Edl. Facs. Auth. Rev., Chapman College           Baa               7.50        1/01/18        600          633,756
California St. Gen. Oblig., A.M.B.A.C.                          Aaa               6.50        9/01/10      1,250        1,375,200
California Statewide Cmnty. Dev. Rev., Cert. of Part.,
   Villaview Cmnty. Hosp.                                       A(e)              7.00        9/01/09      1,000        1,068,480
Carson City Ltd. Oblig. Impvt. Rev., Assmt. Dist.               NR                7.375       9/02/22      2,445        2,501,333
Chula Vista Cmnty. Redev. Agcy.,
   Bayfront Tax Alloc.                                          NR                8.25        5/01/24      2,500        2,732,925
   Bayfront Tax Alloc.                                          BBB/ /(e)         7.625       9/01/24      2,500        2,682,225
Contra Costa Cnty., Spec. Tax, Cmnty. Facs. Pleasant Hill       NR                8.125       8/01/16      1,520        1,609,665
Delano, Cert. of Part., Reg. Med. Ctr., Ser. 92A                NR                9.25        1/01/22      2,950        3,355,713
Desert Hosp. Dist., Cert. of Part.                              AAA(e)            8.10        7/01/20      2,000 (c)    2,353,640
East Palo Alto San. Dist., Cert. of Part.                       NR                8.25       10/01/15        500          535,120
El Dorado Cnty., Spec. Tax, Cmnty. Facs. Dist. No. 92-1         NR                8.25        9/01/24      2,000        2,189,200
Fairfield Impvt. Bond Act of 1915,
   No. Cordella Impvt. Dist.                                    NR                7.20        9/02/09        790          808,905
   No. Cordella Impvt. Dist.                                    NR                8.00        9/02/11        715          738,180
Fairfield Pub. Fin. Auth. Rev., Fairfield Redev. Projs.,
   Ser. A                                                       NR                7.90        8/01/21      2,500 (c)    2,961,125
Folsom Spec. Tax Dist. No. 2                                    NR                7.70       12/01/19      3,130        3,242,054
Fontana Redev. Agcy., No. Fontana Redev. Proj.                  NR                7.65       12/01/09      1,575 (c)    1,853,113
Fontana Special Tax Cmnty. Facs., Dist. No. 2, Spec. Tax
   Rev., Ser. B                                                 NR                8.50        9/01/17      3,595        3,808,148
Foothill/Eastern Trans. Corr. Agcy., Toll Rd., Ser. A           Baa              Zero         1/01/20     10,000        1,809,200
Kings Cnty. Wst. Mgmt. Auth., Solid Wst. Rev.                   BBB/ /(e)         7.20       10/01/14      1,275        1,343,595
La Quinta Redev. Agcy.,
   Tax Alloc., M.B.I.A.                                         Aaa               7.30        9/01/10      1,000        1,181,100
   Tax Alloc., M.B.I.A.                                         Aaa               7.30        9/01/11      1,000        1,176,940


--------------------------------------------------------------------------------
See Notes to Financial Statements.                                          B-58

Portfolio of Investments as               PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1995                        CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Long Beach Redev. Agcy. Hsg.,
   Multifamily Hsg. Rev., Pacific Court Apts.                   NR                6.80%       9/01/13   $  1,000     $    919,920
   Multifamily Hsg. Rev., Pacific Court Apts.                   NR                6.95        9/01/23      1,500        1,343,280
Los Angeles Cmnty. Facs. Dist., No. 5 Spec. Tax                 NR                7.25        9/01/19      1,500        1,524,960
Los Angeles Dept. of Wtr. & Pwr.,
   Electric Rev., M.B.I.A.                                      Aaa               5.375       9/01/23      1,500        1,369,800
   Waterworks Rev.                                              Aa                4.50        5/15/23      1,900        1,490,493
Met. Wtr. Dist. of Southern California,
   Waterworks Rev.                                              Aa                5.75        8/10/18      1,000          961,810
   Waterworks Rev., Ser. A                                      Aa                5.75        7/01/21      2,000        1,960,280
Mojave Desert & Mtn. Solid Wste. Jt. Pwrs. Auth., Proj.
   Rev.                                                         Baa1              7.875       6/01/20      1,175        1,250,647
Ontario Impvt. Bond Act of 1915, Assmt. Dist. 100C              NR                8.00        9/02/11      1,410        1,455,712
Orange Cnty. Facs. Dist., Spec. Tax Rev.,
   No. 87-4, Foothill Ranch, Ser. A                             NR                7.375       8/15/18      3,500 (c)    4,102,805
   No. 87-5B, Rancho Santa Margarita                            NR                7.50        8/15/17      1,750 (c)    2,059,697
   No. 88-1, Aliso Viejo, Ser. 92                               AAA(e)            7.35        8/15/18      3,500 (c)    4,129,790
   No. 88-1, Aliso Viejo, Ser. A                                AAA(e)            7.15        8/15/06        805 (c)      940,345
Orange Cnty. Loc. Trans. Auth.,
   Sales Tax Rev.                                               Aa                6.20        2/14/11      1,500        1,482,330
   Sales Tax Rev., A.M.B.A.C.                                   Aaa               6.20        2/14/11      6,000        6,192,180
Perris Sch. Dist., Cert. of Part., Cap. Projs.                  NR                7.75        3/01/21      1,500 (c)    1,750,650
Puerto Rico Hwy. & Trans. Auth. Rev., Ser. Q                    AAA(e)            7.75        7/01/10      2,100  c)(d)    2,439,633
Puerto Rico Pub. Bldgs. Auth., Gtd. Pub. Ed. & Hlth.
   Facs., Ser. J                                                Baa1             Zero         7/01/06      1,605          892,589
Redding California Elec. Sys. Rev., Cert. of Part.,
   M.B.I.A.                                                     Aaa               6.368       7/01/22      3,750        3,931,987
Richmond Redev. Agcy. Rev., Multifamily Bridge Affordable
   Hsg.                                                         NR                7.50        6/01/23      2,500        2,514,825
Riverside Cnty. Cert. of Part., Air Force Vlg. West             NR                8.125       6/15/20      3,000        3,099,060
Riverside Cnty. Impvt. Bond Act of 1915, Ser. A                 NR                7.625       9/02/14      2,500        2,575,000
Riverside Sch. Dist. Special Tax, Cmnty. Facs. Dist. No.
   2, Ser. A                                                    NR                7.25        9/01/18      1,000        1,017,810
Rocklin Stanford Ranch Cmnty. Facs., Dist. Spec. Tax            NR                8.10       11/01/15      1,000        1,063,540
Rocklin Unified Sch. Dist., Gen. Oblig.,
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa              Zero         8/01/12      1,110          403,629
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa              Zero         8/01/13      1,165          396,286
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa              Zero         8/01/14      1,220          387,887
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa              Zero         8/01/15      1,285          381,581
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa              Zero         8/01/16      1,400          389,564
Roseville Jt. Union H.S. Dist., Ser. B, F.G.I.C.                Aaa              Zero         6/01/20      5,000        1,077,050
Sacramento City Fin. Auth.,
   Cap. Apprec. Tax Alloc., Ser. B, M.B.I.A.                    Aaa              Zero        11/01/16      5,700        1,562,028
   Cap. Apprec. Tax Alloc., Ser. B, M.B.I.A.                    Aaa              Zero        11/01/17      5,695        1,461,736
Sacramento Cnty. Spec. Tax Rev.,
   Dist. No. 1, Elliot Ranch                                    NR                8.20        8/01/21      2,000        2,109,460
   Dist. No. 1, Laguna Creek Ranch                              NR                8.25       12/01/20      1,000        1,066,520


--------------------------------------------------------------------------------
B-59                                          See Notes to Financial Statements.

Portfolio of Investments as               PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1995                        CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Sacramento Spec. Purpose Fac., Y.M.C.A. of Sacramento           NR                7.25%      12/01/18   $  2,200     $  2,202,772
San Bernardino Cnty., Cert. of Part.,
   Med. Ctr. Fin. Proj.                                         Baa1              5.50        8/01/22      4,540        3,935,136
   Med. Ctr. Fin. Proj.                                         Baa1              5.50        8/01/24      6,750        5,819,715
San Diego Cnty. Wtr. Auth., Water Rev., Cert. of Part.,
   F.G.I.C.                                                     Aaa               5.681       4/23/08      2,000        2,026,860
San Francisco City & Cnty.,
   Redev. Agcy., Lease Rev.                                     A                Zero         7/01/06      1,500          812,505
   Redev. Agcy., Lease Rev.                                     A                Zero         7/01/07      2,250        1,137,240
San Joaquin Hills Trans. Corridor Agcy., Toll Road Rev.         NR               Zero         1/01/11      2,000          592,400
San Jose Redev. Proj., M.B.I.A.                                 Aaa               6.00        8/01/15      2,900        2,988,595
Santa Cruz Cnty. Pub. Fin. Auth. Rev., Tax Alloc. Sub.,
   Ser. B                                                       AAA(e)            7.625       9/01/21      2,500 (c)    2,865,200
Santa Margarita, Dana Point Auth.,
   Impvt. Dist., Ser. B, M.B.I.A.                               Aaa               7.25        8/01/09        905        1,064,352
   Impvt. Dist., Ser. B, M.B.I.A.                               Aaa               7.25        8/01/14      1,000        1,171,510
South Orange Cnty.
   Pub. Fin. Auth.                                              NR                7.00        9/01/08      1,900        1,915,865
   Pub. Fin. Auth.                                              NR                7.25        9/01/13      2,000        2,009,100
   Pub. Fin. Auth., M.B.I.A.                                    Aaa               7.00        9/01/10      2,535        2,908,710
   Pub. Fin. Auth., Foothill Area Proj., F.G.I.C.               Aaa               8.00        8/15/08        750          933,997
   Pub. Fin. Auth., Foothill Area Proj., F.G.I.C.               Aaa               6.50        8/15/10        750          823,343
South San Francisco Redev. Agcy., Tax Alloc., Gateway
   Redev. Proj.                                                 NR                7.60        9/01/18      2,375        2,472,161
Southern California Pub. Pwr. Auth.,
   Proj. Rev.                                                   A                 6.75        7/01/10      6,250        6,673,687
   Proj. Rev.                                                   A                 6.75        7/01/13      3,000        3,206,460
   Proj. Rev., A.M.B.A.C.                                       Aaa              Zero         7/01/16      8,400 (c)    2,421,720
   Proj. Rev., A.M.B.A.C.                                       Aaa               4.75        7/01/16      1,500        1,269,090
Sulphur Springs Unified Sch. Dist., Ser. A, M.B.I.A.            Aaa              Zero         9/01/11      3,000        1,159,560
Temecula Valley Unified Sch. Cmnty. Facs., Spec. Tax Dist.
   No. 89-1                                                     NR                8.60        9/01/17      2,600        2,685,332
Torrance Redev. Agcy.,
   Tax Alloc. Downtown Redev.                                   Baa               7.125       9/01/22      3,925        4,044,124
   Tax Alloc. Ind. Redev. Proj.                                 NR                7.75        9/01/13      2,500        2,605,450
Vacaville Cmnty. Redev. Agcy., Multifamily Hsg. Rev.            A-(e)             7.375      11/01/14      1,110        1,179,764
Victor Valley
   Union H.S. Dist., M.B.I.A.                                   Aaa              Zero         9/01/17      4,500        1,166,940
   Union H.S. Dist., M.B.I.A.                                   Aaa              Zero         9/01/19      5,450        1,238,512
   Union H.S. Dist., M.B.I.A.                                   Aaa              Zero         9/01/20      5,850        1,240,668
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust
   Fund                                                         BBB(e)            7.70       10/01/04      1,000        1,095,820
Virgin Islands Territory, Hugo Ins. Claims Fund Prog.,
   Ser. 91                                                      NR                7.75       10/01/06      1,140        1,242,235

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                          B-60

Portfolio of Investments as               PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1995                        CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
West Contra Costa Unified Sch. Dist., Cert. of Part.            Ba               6.875%       1/01/09    $ 1,140     $  1,183,514
West Sacramento Impvt. Bond Act of 1915, Lighthouse Marina
   Assmt. Dist. 90-1                                            NR               8.50         9/02/17      2,500        2,581,100
Westminster Redev. Agcy., Tax Alloc. Rev., Orange County,
   Proj. No. 1, Ser. A                                          Baa1             7.30         8/01/21      3,000        3,073,800
                                                                                                                     ------------
Total long-term investments (cost $179,131,601)                                                                       190,063,983
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--2.9%
California Poll. Ctrl. Fin. Auth. Rev.,
   Burney Forest Proj., Ser. 88A, F.R.D.D.                      P1               3.65         9/01/95        600          600,000
   Delano Proj., Ser. 91, F.R.D.D.                              P1               3.50         9/01/95      4,000        4,000,000
   Honey Lake Pwr. Proj., Ser. 88, F.R.D.D.                     Aa3              3.50         9/01/95        600          600,000
   Ultrapower Rocklin Proj., Ser. 88A, F.R.D.D.                 P1               3.55         9/01/95        100          100,000
California Poll. Ctrl. Solid Waste Disposal Rev.,
   Shell Oil Co., Ser. 94, F.R.D.D.                             VMIG1            3.60         9/01/95        300          300,000
                                                                                                                     ------------
Total short-term investments (cost $5,600,000)                                                                          5,600,000
                                                                                                                     ------------
Total Investments--100.4%
(cost $184,731,601; Note 4)                                                                                           195,663,983
Liabilities in excess of other assets--(0.4)%                                                                            (754,683)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $194,909,300
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
  A.M.B.A.C.--American Municipal Bond Assurance Corporation.
  F.G.I.C.--Financial Guaranty Insurance Company.
  F.R.D.D.--Floating Rate (Daily) Demand Note (b).
  M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Pledged as initial margin on financial futures contracts.
(e) Standard & Poor's rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
B-61                                          See Notes to Financial Statements.

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities        CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $184,731,601)....................................................................      $195,663,983
Cash.........................................................................................................            79,592
Interest receivable..........................................................................................         3,459,149
Receivable for investments sold..............................................................................         2,275,434
Receivable for Series shares sold............................................................................           137,145
Deferred expenses and other assets...........................................................................             5,527
                                                                                                                   ------------
   Total assets..............................................................................................       201,620,830
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................         6,135,827
Payable for Series shares reacquired.........................................................................           312,897
Dividends payable............................................................................................           123,914
Accrued expenses.............................................................................................            38,998
Due to broker - variation margin.............................................................................            56,844
Distribution fee payable.....................................................................................            27,064
Management fee payable.......................................................................................            12,086
Deferred trustees' fees......................................................................................             3,900
                                                                                                                   ------------
   Total liabilities.........................................................................................         6,711,530
                                                                                                                   ------------
Net Assets...................................................................................................      $194,909,300
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    189,628
   Paid-in capital in excess of par..........................................................................       188,396,294
                                                                                                                   ------------
                                                                                                                    188,585,922
   Accumulated net realized loss on investments..............................................................        (4,596,817)
   Net unrealized appreciation on investments................................................................        10,920,195
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $194,909,300
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($163,537,929 3 15,910,771 shares of beneficial interest issued and outstanding).......................            $10.28
   Maximum sales charge (3.0% of offering price).............................................................               .32
                                                                                                                   ------------
   Maximum offering price to public..........................................................................            $10.60
                                                                                                                   ------------
                                                                                                                   ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($28,609,408 3 2,783,307 shares of beneficial interest issued and outstanding).........................            $10.28
                                                                                                                   ------------
                                                                                                                   ------------
Class C:
   Net asset value, offering price and redemption price per share
      ($2,761,963 3 268,692 shares of beneficial interest issued and outstanding)............................            $10.28
                                                                                                                   ------------
                                                                                                                   ------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.                                          B-62

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA INCOME SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1995
Income
   Interest...................................     $13,141,056
                                                 ---------------
Expenses
   Management fee, net of waiver of
      $779,180................................         175,685
   Distribution fee--Class A..................         165,500
   Distribution fee--Class B..................         118,608
   Distribution fee--Class C..................          13,132
   Custodian's fees and expenses..............         100,000
   Reports to shareholders....................          98,000
   Registration fees..........................          74,000
   Transfer agent's fees and expenses.........          61,000
   Audit fee..................................          15,000
   Legal fees.................................          14,000
   Trustees' fees.............................           8,000
   Amortization of organizational expenses....           7,200
   Miscellaneous..............................          20,370
                                                 ---------------
      Total expenses..........................         870,495
   Less: custodian fee credit.................         (11,264)
                                                 ---------------
      Net expenses............................         859,231
                                                 ---------------
Net investment income.........................      12,281,825
                                                 ---------------
Realized and Unrealized Loss
on Investments
Net realized loss on:
   Investment transactions....................        (591,274)
   Financial futures transactions.............      (1,526,511)
                                                 ---------------
                                                    (2,117,785)
                                                 ---------------
Net change in unrealized appreciation on:
   Investments................................       3,167,760
   Financial futures contracts................          10,125
                                                 ---------------
                                                     3,177,885
                                                 ---------------
Net gain on investments.......................       1,060,100
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $13,341,925
                                                 ---------------
                                                 ---------------


PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA INCOME SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
Operations
   Net investment income..........  $ 12,281,825    $ 12,628,785
   Net realized loss on investment
      transactions................    (2,117,785)     (1,000,583)
   Net change in unrealized
      appreciation (depreciation)
      on investments..............     3,177,885      (6,676,047)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    13,341,925       4,952,155
                                    ------------    ------------
Dividends and distributions (Note 1)
   Dividends to shareholders
      from net investment income
      Class A.....................   (10,737,201)    (12,219,313)
      Class B.....................    (1,442,735)       (407,719)
      Class C.....................      (101,889)         (1,753)
                                    ------------    ------------
                                     (12,281,825)    (12,628,785)
                                    ------------    ------------
   Distributions to shareholders
      from net realized gains
      Class A.....................            --      (1,957,806)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold........................    45,224,907      50,787,060
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     5,353,440       6,449,654
   Cost of shares reacquired......   (60,456,281)    (44,773,937)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................    (9,877,934)     12,462,777
                                    ------------    ------------
Total increase (decrease).........    (8,817,834)      2,828,341
Net Assets
Beginning of year.................   203,727,134     200,898,793
                                    ------------    ------------
End of year.......................  $194,909,300    $203,727,134
                                    ------------    ------------
                                    ------------    ------------


--------------------------------------------------------------------------------
B-63                                          See Notes to Financial Statements.

                                          PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements             CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
Prudential California Municipal Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Income Series (the ``Series'') commenced investment operations on December 3, 1990. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk by investing primarily in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality but may also invest in lower-quality tax-exempt securities. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in preparation of its financial statements.

Security Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
                                                                            B-64

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
Reclassification of Capital Accounts: The Series accounts for and reports distributions to shareholders in accordance with the A.I.C.P.A.'s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement as of August 31, 1994 was to decrease paid-in capital and decrease accumulated net realized loss on investments by $21,495 due to over distribution of capital gains. Net investment income, net realized losses, and net assets were not affected by this change.

Deferred Organization Expenses: The Series incurred approximately $36,000 in organization and initial registration expenses. Such amount has been deferred and is being amortized over a period of 60 months ending December 1995.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF increased its voluntary waiver from 75% to 85% of its management fee. The amount of such fees waived for the fiscal year ended August 31, 1995 amounted to $779,180 ($.04 per share, .41% of average net assets).

The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1995.

PMFD has advised the Series that it has received approximately $374,000 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the fiscal year ended August 31, 1995, it received approximately $103,200 and $1,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1995, the Series incurred fees of approximately $49,600 for the services of PMFS. As of August 31, 1995, approximately $3,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1995 were $73,217,211 and $74,379,090, respectively.

The federal income tax cost basis of the Fund's investments, at August 31, 1995, was $184,854,121 and, accordingly, net unrealized appreciation on investments for federal income tax purposes was $10,809,862 (gross unrealized appreciation--$11,437,165; gross unrealized depreciation-- $627,303).

--------------------------------------------------------------------------------

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
At August 31, 1995, the Series sold 115 financial futures contracts on U.S. Treasury Bonds which expire in September 1995. The value at disposition of such contracts was $13,078,938. The value of such contracts on August 31, 1995 was $13,091,125, thereby resulting in an unrealized loss of $12,187.

For federal income tax purposes, the Series had a capital loss carryforward at August 31, 1995, of approximately $2,741,000 which expires in 2003. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

The Series has elected to treat approximately $1,685,900 of net capital losses incurred in the ten-month period ended August 31, 1995, as having occurred in the following fiscal year.

------------------------------------------------------------
Note 5. Capital

The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal years ended August 31, 1995 and 1994 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1995:
Shares sold........................    2,688,054    $ 26,760,642
Shares issued in reinvestment of
  dividends........................      465,901       4,658,191
Shares reacquired..................   (5,339,235)    (52,933,797)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (2,185,280)    (21,514,964)
Shares issued upon conversion from
  Class B..........................       64,557         643,530
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (2,120,723)   $(20,871,434)
                                      ----------    ------------
                                      ----------    ------------

                                        Shares         Amount
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold........................    2,832,276    $ 29,779,955
Shares issued in reinvestment of
  dividends and distributions......      603,170       6,281,627
Shares reacquired..................   (4,212,175)    (43,795,883)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (776,729)   $ (7,734,301)
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended August 31, 1995:
Shares sold........................    1,511,295    $ 15,116,805
Shares issued in reinvestment of
  dividends........................       61,615         617,971
Shares reacquired..................     (582,865)     (5,794,588)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      990,045       9,940,188
Shares reacquired upon conversion
  into Class A.....................      (64,557)       (643,530)
                                      ----------    ------------
Net increase in shares
  outstanding......................      925,488    $  9,296,658
                                      ----------    ------------
                                      ----------    ------------
December 7, 1993(a) through
  August 31, 1994:
Shares sold........................    1,938,204    $ 19,956,652
Shares issued in reinvestment of
  dividends........................       16,467         167,359
Shares reacquired..................      (96,852)       (978,054)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,857,819    $ 19,145,957
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Year ended August 31, 1995:
Shares sold........................      330,637    $  3,347,460
Shares issued in reinvestment of
  dividends........................        7,682          77,278
Shares reacquired..................     (173,108)     (1,727,896)
                                      ----------    ------------
Net increase in shares
  outstanding......................      165,211    $  1,696,842
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994(b) through
  August 31, 1994:
Shares sold........................      103,415    $  1,050,453
Shares issued in reinvestment of
  dividends........................           66             668
                                      ----------    ------------
Net increase in shares
  outstanding......................      103,481    $  1,051,121
                                      ----------    ------------
                                      ----------    ------------
---------------
(a) Commencement of Class B operations.
(b) Commencement of Class C operations.

--------------------------------------------------------------------------------
                                                                            B-66

                                          PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                      CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                    Class A                                   Class B
                                        ---------------------------------------------------------------     ------------
                                                                                            December 3,
                                                                                              1990(a)
                                                     Year Ended August 31,                    Through        Year Ended
                                        -----------------------------------------------     August 31,       August 31,
                                          1995         1994         1993         1992          1991             1995
                                        --------     --------     --------     --------     -----------          ------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.............................  $  10.19     $  10.68     $  10.08     $   9.76       $  9.55         $  10.19
                                        --------     --------     --------     --------     -----------         ------
Income from investment operations
Net investment income(c)..............       .65          .65          .67          .69           .51              .61
Net realized and unrealized gain
   (loss) on investment
   transactions.......................       .09         (.39)         .65          .35           .21              .09
                                        --------     --------     --------     --------     -----------         ------
   Total from investment operations...       .74          .26         1.32         1.04           .72              .70
                                        --------     --------     --------     --------     -----------         ------
Less distributions
Dividends from net investment
   income.............................      (.65)        (.65)        (.67)        (.69)        (.51)             (.61)
Distributions from net realized
   gains..............................        --         (.10)        (.05)        (.03)           --               --
                                        --------     --------     --------     --------     -----------         ------
   Total distributions................      (.65)        (.75)        (.72)        (.72)         (.51)            (.61)
                                        --------     --------     --------     --------     -----------         ------
Net asset value, end of period........  $  10.28     $  10.19     $  10.68     $  10.08       $  9.76         $  10.28
                                        --------     --------     --------     --------     -----------         ------
                                        --------     --------     --------     --------     -----------         ------
TOTAL RETURN(f).......................      7.67%        2.55%       13.67%       11.08%         7.97%            7.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).......  $163,538     $183,742     $200,899     $141,101       $72,241         $ 28,609
Average net assets (000)..............  $165,500     $195,610     $165,895     $102,227       $47,540         $ 23,722
Ratios to average net assets(c):
   Expenses, including distribution
      fees............................       .40%         .35%         .20%         .10%           .0%(b)          .80%
   Expenses, excluding distribution
      fees............................       .30%         .25%         .10%         .04%           .0%(b)          .30%
   Net investment income..............      6.49%        6.25%        6.52%        6.91%         7.04%(b)         6.09%
Portfolio turnover rate...............        39%          46%          34%          69%           35%              39%
                                                                    Class C
                                                          ---------------------------
                                        C>
                                         December 7,                       August 1,
                                           1993(d)                          1994(e)
                                           Through         Year Ended       Through
                                         August 31,        August 31,      August 31,
                                            1994              1995            1994
                                            ------            -----           -----

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.............................     $ 10.61           $10.19          $10.18
                                            ------            -----           -----

Income from investment operations
Net investment income(c)..............         .44              .58             .05
Net realized and unrealized gain
   (loss) on investment
   transactions.......................        (.42)             .09             .01
                                            ------            -----           -----

   Total from investment operations...         .02              .67             .06
                                            ------            -----           -----

Less distributions
Dividends from net investment
   income.............................        (.44)            (.58)           (.05)
Distributions from net realized
   gains..............................          --               --              --
                                            ------            -----           -----

   Total distributions................        (.44)            (.58)           (.05)
                                            ------            -----           -----

Net asset value, end of period........     $ 10.19           $10.28          $10.19
                                            ------            -----           -----
                                            ------            -----           -----

TOTAL RETURN(f).......................       (.14)%            6.98%            .47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).......     $18,931           $2,762          $1,054
Average net assets (000)..............     $ 6,814           $1,751          $  353
Ratios to average net assets(c):
   Expenses, including distribution
      fees............................        1.11%(b)         1.05%           1.12%(b)
   Expenses, excluding distribution
      fees............................         .43%(b)          .30%            .37%(b)/(g)
   Net investment income..............        8.15%(b)         5.84%           6.25%(b)
Portfolio turnover rate...............          46%              39%             46%

---------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of expense subsidy and/or fee waiver.
 (d) Commencement of offering of Class B shares.
 (e) Commencement of offering of Class C shares.
 (f) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (g) Restated.


--------------------------------------------------------------------------------
B-67                                          See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                  CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential California Municipal Fund, California Income Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential California Municipal Fund, California Income Series as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 3, 1990 (commencement of investment operations) through August 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Income Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

Portfolio of Investments as of           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1995                          CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
California Poll. Ctrl. Fin. Auth. Rev.,
   Arco Proj., F.R.D.D., Ser. 94A                               VMIG1            3.65%        9/01/95    $ 2,700     $  2,700,000
   Burney Forest Proj., F.R.D.D., Ser. A                        P1               3.65         9/01/95      2,900        2,900,000
   Chevron U.S.A. Inc. Proj., A.O.T., Ser. 84                   NR               4.50         5/15/96      4,155        4,155,000
   Delano Proj., F.R.D.D., Ser. 89                              P1               3.50         9/01/95      2,600        2,600,000
   Delano Proj., F.R.D.D., Ser. 90                              P1               3.50         9/01/95      5,500        5,500,000
   Delano Proj., F.R.D.D., Ser. 91                              P1               3.50         9/01/95      3,200        3,200,000
   Honey Lake Power Proj., F.R.D.D., Ser. 88                    NR               3.50         9/01/95      5,500        5,500,000
   Shell Oil Co. Proj., F,R.D.D., Ser. 94                       VMIG1            3.60         9/01/95      3,400        3,400,000
   So. Cal. Ed., F.R.D.D., Ser 86B                              P1               3.45         9/01/95      2,400        2,400,000
   So. Cal. Ed., F.R.D.D., Ser. 86C                             P1               3.45         9/01/95      2,100        2,100,000
   U.S. Borax, Inc. Proj., F.R.W.D., Ser. 95A                   NR               3.65         9/07/95      5,100        5,100,000
   Ultrapower Malaga Fresno Proj., F.R.D.D., Ser. 88A           P1               3.55         9/01/95      2,600        2,600,000
   Ultrapower Malaga Fresno Proj., F.R.D.D., Ser. 88B           P1               3.55         9/01/95      3,400        3,400,000
   Ultrapower Rocklin Proj., F.R.D.D., Ser. 88A                 P1               3.55         9/01/95      2,000        2,000,000
   Ultrapower Rocklin Proj., F.R.D.D., Ser. 88B                 P1               3.55         9/01/95      1,200        1,200,000
California St. Dept. Water Res.,
   Central Valley Proj., F.R.W.D.                               VMIG1            3.35         9/06/95      6,000        6,000,000
   Water Rev., T.E.C.P.                                         P1               3.60         9/26/95      3,854        3,854,000
California Statewide Cmntys Dev. Auth.,
   Apartment Dev. Rev., F.R.W.D., Ser. 95A                      A1+(c)           3.45         9/06/95      3,500        3,500,000
   Multifamily Rev., F.R.W.D., Ser. 95B                         A1+(c)           3.65         9/06/95      8,000        8,000,000
Contra Costa Trans. Auth. Rev., F.R.W.D., Ser. A                VMIG1            3.40         9/06/95      3,700        3,700,000
East Bay Mun. Util. Dist., T.E.C.P.                             P1               3.60         9/11/95      7,350        7,350,000
Kings Cnty. Multi-family Rev. Hsg. Auth., Edgewater Isle
   Proj., F.R.W.D., Ser. 85A                                    VMIG1            3.55         9/06/95      7,800        7,800,000
Los Angeles Cnty. Met. Trans. Auth. Rev., Union Station
   Proj., F.R.W.D., Ser. A                                      VMIG1            3.50         9/07/95      5,600        5,600,000
Los Angeles Cnty. Trans. Comm. Sales Tax Rev., F.R.W.D.,
   Ser. A                                                       VMIG1            3.20         9/06/95      4,600        4,600,000
Los Angeles Cnty., T.R.A.N.                                     MIG1             4.50         7/01/96     15,200       15,287,012
Los Angeles Hsg. Auth., Multi-family Rev., Lanewood Apts.
   Proj., F.R.W.D., Ser. 85                                     VMIG1            3.55         9/06/95      7,000        7,000,000
Monterey Cnty. Fin. Auth. Rev., Adjusted Recl. & Dist.
   Projs., F.R.W.D., Ser. 95A                                   VMIG1            3.60         9/07/95      4,000        4,000,000
Moorpark Ind. Dev. Auth. Rev., Kavli & Kavli Co.,
   F.R.W.D.,
   Ser. 85                                                      VMIG1            3.85         9/07/95      6,795        6,795,000
Oakland Multi-family Hsg. Rev., Skyline Hills Assoc.,
   F.R.W.D.,
   Ser. 85A                                                     MIG1             3.40         9/07/95      6,700        6,700,000
Olcese Wtr. Dist., Rio Bravo Wtr. Delivery Sys., T.E.C.P.,
   Ser. 86A                                                     P1               3.90         9/20/95      7,900        7,900,000
Ontario Multi-family Hsg. Rev., Park Ctr. Proj., F.R.W.D.,
   Ser. 85A                                                     VMIG1            3.45         9/07/95      8,400        8,400,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                          B-69

Portfolio of Investments as of           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1995                          CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Palmdale Cmnty. Redev. Agy., Manzanita Villas Apt. Proj.,
   F.R.W.D.,
   Ser. 93A                                                     VMIG1            3.65%        9/07/95    $ 4,800     $  4,800,000
Puerto Rico Comnwlth.,
   Gov't. Dev. Bank., F.R.W.D., Ser. 85                         VMIG1            3.20         9/06/95      1,300        1,300,000
   Gov't. Dev. Bank., F.R.W.D., Ser. 95                         A1+(c)           4.10         9/08/95      1,500        1,500,000
Sacramento Mun. Util. Dist. Rev.,
   T.E.C.P.,                                                    P1               3.60         9/12/95      3,000        3,000,000
   T.E.C.P.,                                                    P1               3.75         9/12/95      1,200        1,200,000
San Francisco Cnty. Redev. Fin. Auth. Rev., Yerba Buena
   Gardens, F.R.W.D., Ser. 95                                   VMIG1            3.70         9/06/95      7,000        7,000,000
San Francisco Cnty., Unified School Dist., T.R.A.N., Ser.
   95                                                           MIG1             4.50         7/25/96      7,200        7,237,204
San Joaquin Cnty. Trans. Auth., Sales Tax Rev., F.R.W.D.,
   Ser. 93                                                      P1               3.50         9/06/95      5,700        5,700,000
San Lorenzo Unified School Dist., T.R.A.N.                      SP1+(c)          4.75         7/05/96      4,800        4,832,241
San Marcos Ind. Dev. Auth. Rev., Village Square Proj.,
   F.R.W.D., Ser. 92                                            NR               3.75         9/07/95      3,900        3,900,000
Santa Clara Cnty. Trans. Dist., F.R.D.D., Ser. 85A              VMIG1            3.50         9/01/95        300          300,000
Southern Pub. Pwr. Auth., Transmission Proj. Rev.,
   F.R.W.D., Ser. 91                                            P1               3.15         9/06/95     13,700       13,700,000
Visalia, Cert. of Part., Convention Ctr., F.R.W.D.              A1+(c)           3.75         9/06/95      8,680        8,680,000
                                                                                                                     ------------
Total Investments--95.2%
(amortized cost $218,390,457(d))                                                                                      218,390,457
Other assets in excess of liabilities--4.8%                                                                            10,989,404
                                                                                                                     ------------
Net Assets--100%                                                                                                     $229,379,861
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.O.T.--Annual Optional Tender.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
     T.E.C.P.--Tax-Exempt Commercial Paper.
     T.R.A.N.--Tax & Revenue Anticipation Note.
(b) For purposes of amortized cost valuation, the maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
B-70                                          See Notes to Financial Statements.

                                        PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities     CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at amortized cost which approximates market value...............................................      $218,390,457
Receivable for investments sold..............................................................................         9,191,250
Receivable for Series shares sold............................................................................         4,732,065
Interest receivable..........................................................................................           904,165
Other assets.................................................................................................             6,047
                                                                                                                   ------------
   Total assets..............................................................................................       233,223,984
                                                                                                                   ------------
Liabilities
Payable for Series shares reacquired.........................................................................         3,576,738
Management fee payable.......................................................................................            99,633
Accrued expenses and other liabilities.......................................................................            77,152
Dividends payable............................................................................................            73,026
Distribution fee payable.....................................................................................            13,674
Deferred trustees' fee.......................................................................................             3,900
                                                                                                                   ------------
   Total liabilities.........................................................................................         3,844,123
                                                                                                                   ------------
Net Assets...................................................................................................      $229,379,861
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value..........................................................      $  2,293,799
   Paid-in capital in excess of par..........................................................................       227,086,062
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $229,379,861
                                                                                                                   ------------
                                                                                                                   ------------
Net asset value, offering price and redemption price per share
   ($229,379,861 / 229,379,861 shares of beneficial interest issued and outstanding; unlimited number of
   shares authorized)........................................................................................             $1.00
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                          B-71

PRUDENTIAL CALIFORNIA MUNICIPAL FUND       PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA MONEY MARKET SERIES             CALIFORNIA MONEY MARKET SERIES
Statement of Operations                    Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
                                               ---------------
Income
   Interest and discount earned.............     $ 8,979,883
                                               ---------------
Expenses
   Management fee...........................       1,215,652
   Distribution fee.........................         303,913
   Legal fees...............................         140,000
   Transfer agent's fees and expenses.......         120,000
   Custodian's fees and expenses............          30,000
   Reports to shareholders..................          25,000
   Registration fees........................          20,000
   Audit fee................................          15,000
   Insurance expense........................           9,000
   Trustees' fees...........................           8,000
   Miscellaneous............................           8,748
                                               ---------------
      Total expenses........................       1,895,313
Less: custodian fee credit..................         (42,250)
                                               ---------------
   Net expenses.............................       1,853,063
                                               ---------------
Net investment income.......................       7,126,820
                                               ---------------
Realized Loss on Investments
Net realized loss on investment transactions
   (Note 3).................................      (2,750,000)
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 4,376,820
                                               ---------------
                                               ---------------


Increase (Decrease)                  Year Ended August 31,
in Net Assets                       1995               1994
Operations
   Net investment income.....  $     7,126,820    $     6,229,905
   Net realized gain (loss)
      on investment
      transactions...........       (2,750,000)            20,403
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............        4,376,820          6,250,308
                               ---------------    ---------------
Dividends and distributions
   to shareholders (Note
   1)........................       (7,126,820)        (6,250,308)
                               ---------------    ---------------
Series share transactions (at
   $1 per share)
   Net proceeds from shares
      sold...................    1,409,780,343      1,419,314,621
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........        6,813,982          5,984,806
   Cost of shares
      reacquired.............   (1,487,890,017)    (1,439,549,204)
                               ---------------    ---------------
   Net decrease in net assets
      from Series share
      transactions...........      (71,295,692)       (14,249,777)
                               ---------------    ---------------
Capital contribution by
   affiliate (Note 3)........        2,750,000                 --
                               ---------------    ---------------
Total decrease...............      (71,295,692)       (14,249,777)
Net Assets
Beginning of year............      300,675,553        314,925,330
                               ---------------    ---------------
End of year..................  $   229,379,861    $   300,675,553
                               ---------------    ---------------
                               ---------------    ---------------


--------------------------------------------------------------------------------
B-72                                          See Notes to Financial Statements.

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential California Municipal Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Money Market Series (the ``Series'') commenced investment operations on March 3, 1989. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from California state and federal income taxes with the minimum risk by investing in ``investment grade'' tax-exempt securities having a maturity of thirteen months or less whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
All securities are valued as of 4:30 P.M., New York time.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.
Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to continue to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.
Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The effect of applying Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies during the year was to decrease accumulated loss on investments and decrease paid-in capital by $2,750,000 due to the contribution of capital to the Series (Note 3).
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at the annual rate of .50 of 1% of the average daily net assets of the Series.
The Fund has a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''). To reimburse PMFD for its expenses incurred pursuant to a plan of distribution, the Fund pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125 of 1% of the Series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers.
PMFD is a wholly-owned subsidiary of PMF; PSI, PIC, and PMF are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $112,000 for


--------------------------------------------------------------------------------
                                                                            B-73

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------
the services of PMFS. As of August 31, 1995, approximately $8,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
At the time of the financial crisis in Orange County, California in late 1994, the Series held (i) $15,000,000 principal amount of Orange County, California, Teeter Plan Tax-Exempt Notes due June 30, 1995 (Teeter Notes) and (ii) $10,000,000 principal amount of Orange County, California, Tax Revenue Anticipation Notes due July 19, 1995 (TRANS A Notes) (collectively, the Orange County Notes).
On December 7, 1994, Prudential Securities Group, Inc. (``PSG''), an indirect wholly-owned subsidiary of The Prudential Insurance Company of America and the parent company of PSI, entered into put agreements with the Series with respect to the Orange County Notes. The put agreements, originally scheduled to expire on March 6, 1995, were subsequently extended to the maturity dates of the respective Orange County Notes. The put agreements provided that the Fund had the unconditional right at maturity to require PSG to purchase the Orange County Notes from the Series at par value plus accrued interest. The Series recorded a loss on the Orange County Notes and an associated capital contribution to the Series equal in value to the decline in fair market value of the Orange County Notes as of December 7, 1994.
On June 30, 1995 the Teeter Notes matured, the Series received par value plus accrued interest in the normal course of business from Orange County and the put expired unexercised. On July 19, 1995, with Orange County having defaulted on its obligations with respect to the TRANS A Notes, the Series put (sold) the TRANS A Notes to PSG in return for par value plus accrued interest in accordance with the terms of the put agreement. Accordingly, shareholders of the Series have incurred no loss of principal or reduction in income, except for certain legal costs, as a result of its ownership of the Orange County Notes. Since July 19, 1995 the Series has not owned any Orange County, California obligations.

--------------------------------------------------------------------------------
B-74

                                            PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                        CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                           Year Ended August 31,
                                                        ------------------------------------------------------------
                                                          1995         1994         1993         1992         1991
                                                        --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized
  gains/losses......................................         .02(c)       .02          .02          .03          .04(a)
Dividends and distributions.........................        (.03)        (.02)        (.02)        (.03)        (.04)
Capital contribution by affiliate...................         .01           --           --           --           --
                                                        --------     --------     --------     --------     --------
Net asset value, end of year........................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                        --------     --------     --------     --------     --------
                                                        --------     --------     --------     --------     --------
TOTAL RETURN(b):....................................        3.01%(c)     1.94%        1.86%        2.91%        4.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $229,380     $300,676     $314,925     $315,890     $341,625
Average net assets (000)............................    $243,130     $326,429     $319,464     $339,941     $375,655
Ratios to average net assets:
   Expenses, including distribution fee.............         .78%         .73%         .76%         .76%         .63%(a)
   Expenses, excluding distribution fee.............         .65%         .61%         .63%         .63%         .51%(a)
   Net investment income............................        2.93%        1.91%        1.83%        2.89%        4.37%(a)

---------------
 (a) Net of management fee waiver and/or expense subsidy.
 (b) Total return includes reinvestment of dividends and distributions.
 (c) Includes $.01 of net realized loss on investment transactions that were offset by a capital contribution by affiliate.
     Without the effect of the capital contribution, the Series' total return would have been 1.88%.


--------------------------------------------------------------------------------
See Notes to Financial Statements.                                          B-75

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Independent Auditors' Report               CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential California Municipal Fund, California Money Market Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential California Municipal Fund, California Money Market Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Money Market Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

APPENDIX I--GENERAL INVESTMENT INFORMATION



    The following terms are used in mutual fund investing.



ASSET ALLOCATION



    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a stratgegy to gain exposure to better performing asset classes while maintaining investment in other asset classes.



DIVERSIFICATION



    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.



DURATION



    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.



    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).



MARKET TIMING



    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.



POWER OF COMPOUNDING



    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

APPENDIX II--HISTORICAL PERFORMANCE DATA



    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.



    This chart show the long-term performance of various asset classes and the rate of inflation.



Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.



Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.



Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.



Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).



IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to May 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.



    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.



           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS



(1)
  LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.



(2)
  LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).



(3)
  LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.



(4)
  LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.



(5)
  SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.



              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1994)


------------------------

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of a long-term U.S. Treasury Bond from 1926-1994. Yield represents that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

    (A) FINANCIAL STATEMENTS:

        (1) The following financial statements are included in the Prospectuses constituting Part A of this Registration Statement:

          Financial Highlights.

        (2) The following financial statements are included in the Statement of Additional Information constituting Part B of this Registration Statement:


          Portfolio of Investments at August 31, 1995.



          Statement of Assets and Liabilities at August 31, 1995.



          Statement of Operations for the year ended August 31, 1995.



          Statement of Changes in Net Assets for the years ended August 31, 1995 and 1994.


          Notes to Financial Statements.

          Financial Highlights.

          Independent Auditors' Reports.

    (B) EXHIBITS:


         1. (a) Amended and Restated Declaration of Trust of the Registrant. (Incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).)



          (b) Amended and Restated Certificate of Designation. (Incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).)



         2. Restated By-Laws. (Incorporated by reference to Exhibit No. 2 to Registration Statement on Form N-1A filed via EDGAR May 12, 1994 (File No. 2-91215).)


         4. (a) Specimen receipt for shares of beneficial interest, $.01 par value, of the Registrant (for Class B shares and shares of the California Money Market Series). (Incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A filed October 31, 1988 (File No. 2-91215).)

          (b) Specimen receipt for shares of beneficial interest, $.01 par value, of the Registrant (for Class A shares). (Incorporated by reference to Exhibit No. 4(b) to Post-Effective Amendment No. 10 to Registration Statement on Form N-1A filed August 24, 1990 (File No. 2-91215).)

          (c) Specimen receipt for shares of beneficial interest of California Income Series. (Incorporated by reference to Exhibit No. 4(c) to Post-Effective Amendment No. 12 to Registration Statement on Form N-1A filed December 3, 1990 (File No. 2-91215).)

         5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. (Incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91215).)

          (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. (Incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91215).)

         6. (a) Amended and Restated Distribution Agreement with respect to California Money Market Series between the Registrant and Prudential Mutual Fund Distributors, Inc. (Incorporated by reference to Exhibit No. 6(i) to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A filed via EDGAR November 1, 1993 (File No. 2-91215).)

          (b) Distribution Agreement for Class A shares. (Incorporated by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).)



          (c) Distribution Agreement for Class B shares. (Incorporated by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).).



          (d) Distribution Agreement for Class C shares. (Incorporated by reference to Exhibit No. 6(d) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).).


         8. (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91215).)

          (b) Custodian Contract between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 10 to Registration Statement on Form N-1A filed August 24, 1990 (File No. 2-91215).)

         9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91215).)

        10. Opinion of Counsel.*

        11. Consent of Independent Accountants.*

        13. Purchase Agreement. (Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed August 29, 1984 (File No. 2-91215).)

        15. (a) Distribution and Service Plan with respect to California Money Market Series between the Registrant and Prudential Mutual Fund Distributors, Inc. (Incorporated by reference to Exhibit No. 15(h) to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A filed via EDGAR November 1, 1993 (File No. 2-91215).)


          (b) Distribution and Service Plan for Class A shares. (Incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).)



          (c) Distribution and Service Plan for Class B shares. (Incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).)



          (d) Distribution and Service Plan for Class C shares. (Incorporated by reference to Exhibit No. 15(d) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).)


        16. (a) Schedule of Computation of Performance Information. (Incorporated by reference to Exhibit No. 16 to Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91215).)

          (b) Schedule of Computation of Performance Information for Class A shares. (Incorporated by reference to Exhibit No. 16(b) to Post-Effective Amendment No. 12 to Registration Statement on Form N-1A filed December 3, 1990 (File No. 2-91215).)


        27. Financial Data Schedules.*

------------------------
*Filed herewith.

    Powers of Attorney. Executed copies filed under "Other Exhibits" to Post-Effective Amendment No. 11 to Registration Statement on Form N-1A filed October 10, 1990 (File No. 2-91215).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


    As of October 13, 1995, each series of the Fund had the following number of record holders of shares of beneficial interest, $.01 par value per share:
California Series, 2,269 record holders of Class A shares, 3,237 record holders of Class B shares and 14 record holders of Class C shares; California Income Series, 3,163 record holders of Class A shares, 740 record holders of Class B shares and 45 record holders of Class C shares; and California Money Market Series, 6,213 record holders.

ITEM 27. INDEMNIFICATION.

    Article V, Section 5.1 of the Registrant's Declaration of Trust provides that neither shareholders nor Trustees, officers, employees or agents shall be subject to personal liability to any other person, except (with respect to Trustees, officers, employees or agents) liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his of her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder against all claims and all expenses reasonably related thereto.

    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, Trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 9 or 10 of each Distribution Agreement (Exhibit 6 to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the
Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    (a) Prudential Mutual Fund Management, Inc.

    See "How the Fund is Managed--Manager" in the Prospectuses constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed on March 30, 1995).


    The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.


NAME AND ADDRESS               POSITION WITH PMF                                PRINCIPAL OCCUPATIONS
-----------------------------  -------------------------  -----------------------------------------------------------------
Brendan D. Boyle               Executive Vice President,  Executive Vice President, Director of Marketing and Director,
                                Director of Marketing      PMF; Senior Vice President, Prudential Securities Incorporated
                                and Director               (Prudential Securities); Chairman and Director, Prudential
                                                           Mutual Fund Distributors, Inc. (PMFD)

NAME AND ADDRESS               POSITION WITH PMF                                PRINCIPAL OCCUPATIONS
-----------------------------  -------------------------  -----------------------------------------------------------------
Stephen P. Fisher              Senior Vice President      Senior Vice President, PMF; Senior Vice President, Prudential
                                                           Securities; Vice President, PMFD

Frank W. Giordano              Executive Vice President,  Executive Vice President, General Counsel, Secretary and
                                General Counsel,           Director, PMF and PMFD; Senior Vice President, Prudential
                                Secretary and Director     Securities; Director, Prudential Mutual Fund Services, Inc.
                                                           (PMFS)

Robert F. Gunia                Executive Vice President,  Executive Vice President, Chief Financial and Administrative
                                Chief Financial and        Officer, Treasurer and Director, PMF; Senior Vice President,
                                Administrative Officer,    Prudential Securities; Executive Vice President, Chief Financial
                                Treasurer and Director     Officer, Treasurer and Director, PMFD; Director, PMFS

Theresa A. Hamacher            Director                   Director, PMF; Vice President, The Prudential Insurance Company
                                                           of America (Prudential); Vice President, The Prudential
                                                           Investment Corporation (PIC)

Timothy J. O'Brien             Director                   President, Chief Executive Officer, Chief Operating Officer and
                                                           Director, PMFD; Chief Executive Officer and Director, PMFS;
                                                           Director, PMF

Richard A. Redeker             President, Chief           President, Chief Executive Officer and Director, PMF; Executive
                                Executive Officer and      Vice President, Director and Member of Operating Committee,
                                Director                   Prudential Securities; Director, Prudential Securities Group,
                                                           Inc. (PSG); Executive Vice President, PIC; Director, PMFD;
                                                           Director, PMFS

S. Jane Rose                   Senior Vice President,     Senior Vice President, Senior Counsel and Assistant Secretary,
                                Senior Counsel and         PMF; Senior Vice President and Senior Counsel, Prudential
                                Assistant Secretary        Securities


    (b) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of the Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS               POSITION WITH PIC                                PRINCIPAL OCCUPATIONS
-----------------------------  -------------------------  -----------------------------------------------------------------
William M. Bethke              Senior Vice President      Senior Vice President, The Prudential Insurance Company of
Two Gateway Center                                         America (Prudential); Senior Vice President, PIC
Newark, NJ 07102

John D. Brookmeyer, Jr.        Senior Vice President      Senior Vice President, Prudential; Senior Vice President, PIC
51 JFK Parkway
Short Hills, NJ 07078

Barry M. Gillman               Director                   Director, PIC

Theresa A. Hamacher            Vice President             Vice President, Prudential; Vice President, PIC; Director, PMF

Harry E. Knapp, Jr.            President, Chairman of     President, Chairman of the Board, Chief Executive Officer and
                                the Board, Chief           Director, PIC; Vice President, Prudential
                                Executive Officer and
                                Director

William P. Link                Senior Vice President      Executive Vice President, Prudential; Senior Vice President, PIC
Four Gateway Center
Newark, NJ 07102

NAME AND ADDRESS               POSITION WITH PIC                                PRINCIPAL OCCUPATIONS
-----------------------------  -------------------------  -----------------------------------------------------------------
Richard A. Redeker             Executive Vice President   President, Chief Executive Officer and Director, PMF; Executive
One Seaport Plaza                                          Vice President, Director and Member of Operating Committee,
New York, NY 10292                                         Prudential Securities; Director, PSG; Executive Vice President,
                                                           PIC; Director, PMFD; Director, PMFS

Eric A. Simonson               Vice President and         Vice President and Director, PIC; Executive Vice President,
                                Director                   Prudential

Claude J. Zinngrabe, Jr.       Executive Vice President   Vice President, Prudential; Executive Vice President, PIC


ITEM 29. PRINCIPAL UNDERWRITERS

    (a)(i) Prudential Securities Incorporated


    Prudential Securities Incorporated is distributor for Prudential Government Securities Trust (Short-Intermediate Term Series), Prudential Jennison Fund, Inc. and The Target Portfolio Trust, for Class B shares of Prudential Adjustable Rate Securities Fund, Inc. and for Class B and Class C shares of The BlackRock Government Income Trust, Global Utility Fund, Inc., Nicholas-Applegate Fund,
Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund and Prudential Utility Fund, Inc. and Prudential Securities is also a depositor for the following unit investment trusts:



                        The Corporate Income Fund
                        Prudential Equity Trust Shares
                        National Equity Trust
                        Prudential Unit Trusts
                        Government Securities Equity Trust
                        National Municipal Trust


    (ii) Prudential Mutual Fund Distributors, Inc.


    Prudential Mutual Fund Distributors, Inc. is distributor for Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential California Municipal Fund (California Money Market Series), Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series), Prudential Institutional Liquidity Portfolio, Inc., Prudential-Bache MoneyMart Assets Inc., Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series), Prudential-Bache Special Money Market Fund, Inc. (d/b/a Prudential Special Money Market Fund), Prudential-Bache Tax-Free Money Fund, Inc. (d/b/a Prudential Tax-Free Money Fund), and for Class A shares of The BlackRock Government Income Trust, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Adjustable Rate Securities Fund, Inc., Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Michigan Series, New Jersey Series, North Carolina Series, Ohio Series and Pennsylvania Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund and Prudential Utility Fund, Inc.

    (b)(i) Information concerning the officers and directors of Prudential Securities Incorporated is set forth below.


                                                                                                           POSITIONS AND
                                                            POSITIONS AND OFFICES                             OFFICES
NAME(1)                                                       WITH UNDERWRITER                            WITH REGISTRANT
------------------------------------  -----------------------------------------------------------------  -----------------
Robert Golden.......................  Executive Vice President and Director                                    None
One New York Plaza
New York, NY 10292
Alan D. Hogan.......................  Executive Vice President, Chief Administrative Officer and               None
                                      Director
George A. Murray....................  Executive Vice President and Director                                    None
Leland B. Paton.....................  Executive Vice President and Director                                    None
One New York Plaza
New York, NY 10292
Vincent T. Pica, II.................  Executive Vice President and Director                                    None
One New York Plaza
New York, NY 10292
Richard A. Redeker..................  Executive Vice President and Director                                President and
                                                                                                              Trustee
Gregory W. Scott....................  Executive Vice President, Chief Financial Officer and Director           None
Hardwick Simmons....................  Chief Executive Officer, President and Director                          None
Lee B. Spencer, Jr..................  Executive Vice President, Secretary, General Counsel and Director        None

    (ii) Information concerning the officers and directors of Prudential Mutual Fund Distributors, Inc. is set forth below.
Joanne Accurso-Soto.................  Vice President                                                           None
Dennis Annarumma....................  Vice President, Assistant Treasurer and Assistant Comptroller            None
Phyllis J. Berman...................  Vice President                                                           None
Brendan D. Boyle....................  Chairman and Director                                                    None
Stephen P. Fisher...................  Vice President                                                           None
Frank W. Giordano...................  Executive Vice President, General Counsel, Secretary and Director        None
Robert F. Gunia.....................  Executive Vice President, Chief Financial Officer, Treasurer and    Vice President
                                       Director
Timothy J. O'Brien..................  President, Chief Executive Officer, Chief Operating Officer and          None
                                       Director
Richard A. Redeker..................  Director                                                             President and
                                                                                                              Trustee
Andrew Varley.......................  Vice President                                                           None
Anita L. Whelan.....................  Vice President and Assistant Secretary                                   None

------------------------
(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.


    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey, the Registrant, One Seaport Plaza, New York, New York, and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and
(11) and 31a-1(f) will be kept at Two Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.

ITEM 31. MANAGEMENT SERVICES

    Other   than   as  set   forth  under   the  captions   "How  the   Fund  is
Managed--Manager" and "How the Fund is Managed-- Distributor" in the Prospectuses and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

    The Registrant hereby undertakes to furnish each person to whom a Prospectus
is  delivered  with  a  copy  of  the  Registrant's  latest  annual  report   to
shareholders, upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of October, 1995.


                                               PRUDENTIAL CALIFORNIA MUNICIPAL
                                               FUND


                                               By:     /s/ RICHARD A. REDEKER


                                                 -------------------------------

                                                             Richard A. Redeker,
                                                   President


    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                         NAME                           TITLE                                                  DATE
------------------------------------------------------  ----------------------------------------------  ------------------

                /s/ RICHARD A. REDEKER
     -------------------------------------------        President and Trustee                            October 30, 1995
                  Richard A. Redeker

                 /s/ EDWARD D. BEACH
     -------------------------------------------        Trustee                                          October 30, 1995
                   Edward D. Beach

                 /s/ EUGENE C. DORSEY
     -------------------------------------------        Trustee                                          October 30, 1995
                   Eugene C. Dorsey

                 /s/ DELAYNE D. GOLD
     -------------------------------------------        Trustee                                          October 30, 1995
                   Delayne D. Gold

               /s/ HARRY A. JACOBS, JR.
     -------------------------------------------        Trustee                                          October 30, 1995
                 Harry A. Jacobs, Jr.

                 /s/ THOMAS T. MOONEY
     -------------------------------------------        Trustee                                          October 30, 1995
                   Thomas T. Mooney

                /s/ THOMAS H. O'BRIEN
     -------------------------------------------        Trustee                                          October 30, 1995
                  Thomas H. O'Brien

                /s/ NANCY HAYS TEETERS
     -------------------------------------------        Trustee                                          October 30, 1995
                  Nancy Hays Teeters

                 /s/ EUGENE S. STARK
     -------------------------------------------        Treasurer and Principal Financial and            October 30, 1995
                   Eugene S. Stark                       Accounting Officer

                      PRUDENTIAL CALIFORNIA MUNICIPAL FUND
                                 EXHIBIT INDEX


 EXHIBIT                                                                                                                PAGE
 NUMBER                                                   DESCRIPTION                                                  NUMBER
---------  ---------------------------------------------------------------------------------------------------------  ---------
 1(a)      Amended and Restated Declaration of Trust of the Registrant. (Incorporated by reference to Exhibit No.        --
           1(a) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December
           20, 1994 (File No. 2-91215).)
 1(b)      Amended and Restated Certificate of Designation. (Incorporated by reference to Exhibit No. 1(b) to Post-      --
           Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994 (File
           No. 2-91215).)
 2         Restated By-Laws. (Incorporated by reference to Exhibit No. 2 to Post-Effective Amendment No. 18 to the       --
           Registration Statement on Form N-1A filed via EDGAR on May 12, 1994 (File No. 2-91215).)
 4(a)      Specimen receipt for shares of beneficial interest, $.01 par value, of the Registrant (for Class B shares     --
           and shares of the California Money Market Series). (Incorporated by reference to Exhibit No. 4 to Post-
           Effective Amendment No. 5 to Registration Statement on Form N-1A filed October 31, 1988 (File No.
           2-91215).)
 4(b)      Specimen receipt for shares of beneficial interest, $.01 par value, of the Registrant (for Class A            --
           shares). (Incorporated by reference to Exhibit No. 4(b) to Post-Effective Amendment No. 10 to
           Registration Statement on Form N-1A filed August 24, 1990 (File No. 2-91215).)
 4(c)      Specimen receipt for shares of beneficial interest of California Income Series. (Incorporated by              --
           reference to Exhibit No. 4(c) to Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
           filed December 3, 1990 (File No. 2-91215).)
 5(a)      Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. (Incorporated by      --
           reference to Exhibit No. 5(a) to Post-Effective Amendment No. 7 to Registration Statement on Form N-1A
           filed November 2, 1989 (File No. 2-91215).)
 5(b)      Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment           --
           Corporation. (Incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 7 to
           Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91215).)
 6(a)      Amended and Restated Distribution Agreement with respect to California Money Market Series between the        --
           Registrant and Prudential Mutual Fund Distributors, Inc. (Incorporated by reference to Exhibit No. 6(i)
           to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A filed via EDGAR November 1,
           1993 (File No. 2-91215).)
 6(b)      Distribution Agreement for Class A shares. (Incorporated by reference to Exhibit No. 6(b) to                  --
           Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994
           (File No. 2-91215).)
 6(c)      Distribution Agreement for Class B shares. (Incorporated by reference to Exhibit No. 6(c) to                  --
           Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994
           (File No. 2-91215).)
 6(d)      Distribution Agreement for Class C shares. (Incorporated by reference to Exhibit No. 6(d) to                  --
           Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994
           (File No. 2-91215).)
 8(a)      Custodian Agreement between the Registrant and State Street Bank and Trust Company. (Incorporated by          --
           reference to Exhibit No. 8 to Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed
           November 2, 1989 (File No. 2-91215).)
 8(b)      Custodian Contract between the Registrant and State Street Bank and Trust Company. (Incorporated by           --
           reference to Exhibit No. 8(b) to Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
           filed August 24, 1990 (File No. 2-91215).)
 9         Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.        --
           (Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 7 to Registration Statement
           on Form N-1A filed November 2, 1989 (File No. 2-91215).)
10         Opinion of Counsel.*

 EXHIBIT                                                                                                                PAGE
 NUMBER                                                   DESCRIPTION                                                  NUMBER
---------  ---------------------------------------------------------------------------------------------------------  ---------
11         Consent of Independent Accountants.*
13         Purchase Agreement. (Incorporated by reference to Exhibit No. 13 to Pre-Effective        --
           Amendment No. 1 to Registration Statement on Form N-1A filed August 29, 1984 (File
           No. 2-91215).)
15(a)      Distribution and Service Plan with respect to California Money Market Series between     --
           the Registrant and Prudential Mutual Fund Distributors, Inc. (Incorporated by
           reference to Exhibit No. 15(h) to Post-Effective Amendment No. 17 to Registration
           Statement on Form N-1A filed via EDGAR November 1, 1993 (File No. 2-91215).)
15(b)      Distribution and Service Plan for Class A shares. (Incorporated by reference to          --
           Exhibit No. 15(b) to Post-Effective Amendment No. 20 to Registration Statement on
           Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).)
15(c)      Distribution and Service Plan for Class B shares. (Incorporated by reference to          --
           Exhibit No. 15(c) to Post-Effective Amendment No. 20 to Registration Statement on
           Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).)
15(d)      Distribution and Service Plan for Class C shares. (Incorporated by reference to          --
           Exhibit No. 15(d) to Post-Effective Amendment No. 20 to Registration Statement on
           Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).)
16(a)      Schedule of Computation of Performance Information. (Incorporated by reference to        --
           Exhibit No. 16 to Post-Effective Amendment No. 7 to Registration Statement on Form
           N-1A filed November 2, 1989 (File No. 2-91215).)
16(b)      Schedule of Computation of Performance Information for Class A shares. (Incorporated     --
           by reference to Exhibit No. 16(b) to Post-Effective Amendment No. 12 to Registration
           Statement on Form N-1A filed December 3, 1990 (File No. 2-91215).)
27         Financial Data Schedules.*

Other Exhibits:

    Powers of Attorney.

------------------------
*Filed herewith.